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                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                              Dated March 27, 2001

                             -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 2001-3

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                                TABLE OF CONTENTS

                                                                            Page

PRELIMINARY STATEMENT ...................................................

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01      Defined Terms ..........................................
Section 1.02      Interest Calculations ..................................

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01      Conveyance of Mortgage Loans ...........................
Section 2.02      Acceptance by the Trustee of the Mortgage Loans ........
Section 2.03      Representations, Warranties and Covenants of the
                  Servicer ...............................................
Section 2.04      Representations and Warranties of the Depositor as
                  to the Mortgage Loans ..................................
Section 2.05      Designation of Interests in the REMIC ..................
Section 2.06      Designation of Start-up Day ............................
Section 2.07      REMIC Certificate Maturity Date ........................
Section 2.08      Execution and Delivery of Certificates .................

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01      Servicer to Service Mortgage Loans .....................
Section 3.02      Subservicing; Enforcement of the Obligations of
                  Servicer ...............................................
Section 3.03      Fidelity Bond; Errors and Omissions Insurance ..........
Section 3.04      Access to Certain Documentation ........................
Section 3.05      Maintenance of Primary Mortgage Insurance Policy;
                  Claims .................................................
Section 3.06      Rights of the Depositor and the Trustee in Respect
                  of the Servicer ........................................
Section 3.07      Trustee to Act as Servicer .............................
Section 3.08      Collection of Mortgage Loan Payments; Servicer
                  Custodial Account; and Certificate Account .............
Section 3.09      Collection of Taxes, Assessments and Similar Items;
                  Escrow Accounts ........................................
Section 3.10      Access to Certain Documentation and Information
                  Regarding the Mortgage Loans ...........................
Section 3.11      Permitted Withdrawals from the Servicer Custodial
                  Account and Certificate Account ........................
Section 3.12      Maintenance of Hazard Insurance ........................
Section 3.13      Enforcement of Due-On-Sale Clauses; Assumption
                  Agreements .............................................
Section 3.14      Realization Upon Defaulted Mortgage Loans; REO
                  Property ...............................................
Section 3.15      Trustee to Cooperate; Release of Mortgage Files ........
Section 3.16      Documents, Records and Funds in Possession of the
                  Servicer to be Held for the Trustee ....................
Section 3.17      Servicing Compensation .................................
Section 3.18      Annual Statement as to Compliance ......................
Section 3.19      Annual Independent Public Accountants' Servicing
                  Statement; Financial Statements ........................
Section 3.20      Advances ...............................................
Section 3.21      Modifications, Waivers, Amendments and Consents ........
Section 3.22      Reports to the Securities and Exchange Commission ......

                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01      Servicer's Certificate .................................

                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01      Distributions ..........................................
Section 5.02      Priorities of Distributions ............................
Section 5.03      Allocation of Losses ...................................
Section 5.04      Statements to Certificateholders .......................
Section 5.05      Tax Returns and Reports to Certificateholders ..........
Section 5.06      Tax Matters Person .....................................
Section 5.07      Rights of the Tax Matters Person in Respect of the
                  Trustee ................................................
Section 5.08      REMIC Related Covenants ................................

                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01      The Certificates .......................................
Section 6.02      Registration of Transfer and Exchange of
                  Certificates ...........................................
Section 6.03      Mutilated, Destroyed, Lost or Stolen Certificates ......
Section 6.04      Persons Deemed Owners ..................................

                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01      Respective Liabilities of the Depositor and the
                  Servicer ...............................................
Section 7.02      Merger or Consolidation of the Depositor or the
                  Servicer ...............................................
Section 7.03      Limitation on Liability of the Depositor, the
                  Servicer and Others ....................................
Section 7.04      Depositor and Servicer Not to Resign ...................

                                  ARTICLE VIII

                                     DEFAULT

Section 8.01      Events of Default ......................................
Section 8.02      Remedies of Trustee ....................................
Section 8.03      Directions by Certificateholders and Duties of
                  Trustee During Event of Default ........................
Section 8.04      Action upon Certain Failures of the Servicer and
                  upon Event of Default ..................................
Section 8.05      Trustee to Act; Appointment of Successor ...............
Section 8.06      Notification to Certificateholders .....................

                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01      Duties of Trustee ......................................
Section 9.02      Certain Matters Affecting the Trustee ..................
Section 9.03      Trustee Not Liable for Certificates or Mortgage
                  Loans ..................................................
Section 9.04      Trustee May Own Certificates ...........................
Section 9.05      Eligibility Requirements for Trustee ...................
Section 9.06      Resignation and Removal of Trustee .....................
Section 9.07      Successor Trustee ......................................
Section 9.08      Merger or Consolidation of Trustee .....................
Section 9.09      Appointment of Co-Trustee or Separate Trustee ..........
Section 9.10      Authenticating Agents ..................................
Section 9.11      Trustee's Fees and Expenses ............................
Section 9.12      Appointment of Custodian ...............................
Section 9.13      Paying Agents ..........................................
Section 9.14      Limitation of Liability ................................
Section 9.15      Trustee May Enforce Claims Without Possession of
                  Certificates ...........................................
Section 9.16      Suits for Enforcement ..................................
Section 9.17      Waiver of Bond Requirement .............................
Section 9.18      Waiver of Inventory, Accounting and Appraisal
                  Requirement ............................................

                                    ARTICLE X

                                   TERMINATION

Section 10.01     Termination upon Purchase by the Depositor or
                  Liquidation of All Mortgage Loans ......................
Section 10.02     Additional Termination Requirements ....................

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01     Amendment ..............................................
Section 11.02     Recordation of Agreement ...............................
Section 11.03     Limitation on Rights of Certificateholders .............
Section 11.04     Governing Law ..........................................
Section 11.05     Notices ................................................
Section 11.06     Severability of Provisions .............................
Section 11.07     Certificates Nonassessable and Fully Paid ..............
Section 11.08     Access to List of Certificateholders ...................
Section 11.09     Recharacterization .....................................

EXHIBITS
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Exhibit A-1       -     Form of Face of Class A-1 Certificate
Exhibit A-2       -     Form of Face of Class A-2 Certificate
Exhibit A-3       -     Form of Face of Class A-3 Certificate
Exhibit A-4       -     Form of Face of Class A-4 Certificate
Exhibit A-5       -     Form of Face of Class A-5 Certificate
Exhibit A-PO      -     Form of Face of Class A-PO Certificate
Exhibit A-R       -     Form of Face of Class A-R Certificate
Exhibit B-1       -     Form of Face of Class B-1 Certificate
Exhibit B-2       -     Form of Face of Class B-2 Certificate
Exhibit B-3       -     Form of Face of Class B-3 Certificate
Exhibit B-4       -     Form of Face of Class B-4 Certificate
Exhibit B-5       -     Form of Face of Class B-5 Certificate
Exhibit B-6       -     Form of Face of Class B-6 Certificate
Exhibit C         -     Form of Reverse of all Certificates
Exhibit D         -     Mortgage Loan Schedule
Exhibit E         -     Request for Release of Documents
Exhibit F         -     Form of Certification of Establishment of
                        Account
Exhibit G-1       -     Form of Transferor's Certificate
Exhibit G-2A      -     Form 1 of Transferee's Certificate
Exhibit G-2B      -     Form 2 of Transferee's Certificate
Exhibit H         -     Form of Transferee Representation Letter for
                        ERISA Restricted Certificates
Exhibit I         -     Form of Affidavit Regarding Transfer of
                        Residual Certificate
Exhibit J         -     Contents of Servicing File
Exhibit K         -     Form of Special Servicing Agreement
Exhibit L         -     List of Recordation States

                    POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated March 27, 2001 is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                          W I T N E S S E T H  T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as a real estate mortgage investment conduit (the "REMIC"). The Class A Certificates (other than the Class A-R Certificate) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the REMIC. The Class A-R Certificate shall be the "residual interest" in the REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

                                                                     Integral
                                         Pass-                       Multiples
                   Initial Class         Through       Minimum       in Excess
     Classes       Certificate Balance   Rate          Denomination  of Minimum

     Class A-1     $   345,070,000.00     7.000%       $ 1,000       $1
     Class A-2     $       505,000.00     7.000%       $ 1,000       $1
     Class A-3     $    12,016,000.00     7.000%       $ 1,000       $1
     Class A-4     $    29,467,000.00     7.000%       $ 1,000       $1
     Class A-5     $    45,000,000.00     7.000%       $ 1,000       $1
     Class A-PO    $       135,338.00    (1)           $25,000       $1
     Class A-R     $           100.00     7.000%       $   100       N/A
     Class B-1     $     9,680,000.00     7.000%       $25,000       $1
     Class B-2     $     3,377,000.00     7.000%       $25,000       $1
     Class B-3     $     2,026,000.00     7.000%       $25,000       $1
     Class B-4     $     1,126,000.00     7.000%       $25,000       $1
     Class B-5     $       901,000.00     7.000%       $25,000       $1
     Class B-6     $       900,762.42     7.000%       $25,000       $1


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(1) The Class A-PO Certificates will be Principal-Only Certificates and will not bear interest.

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act: The Securities Act of 1933, as amended.

            Accretion Termination Date: For the Class A-3 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balance of the Class A-1 Certificates has been reduced to zero or (ii) the Senior Credit Support Depletion Date.

            Accrual Certificates: The Class A-3 Certificates.

            Accrual Distribution Amount: For any Distribution Date and the Accrual Certificates prior to the Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount" and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount".

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance: A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents:  As defined in Section 9.10.

            Bankruptcy   Loss:   Any  Deficient   Valuation  or  Debt  Service
Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date, the Initial Bankruptcy Loss Amount less the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of California, the State of Virginia, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-3 that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-3." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate   Custodian:   Initially,   The  Bank  of  New   York;
thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate   Register:   The  register   maintained  pursuant  to
Section 6.02.

            Certificate   Registrar:   The  registrar  appointed  pursuant  to
Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-PO, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

            Class A Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-PO and Class A-R.

            Class A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class Certificate Balance of the Class A-2 Certificates with respect to such Distribution Date prior to any reduction for the Class A-2 Loss Allocation Amount and (b) the Class A-4 Loss Amount with respect to such Distribution Date.

            Class A-4 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the amount, if any, by which the Class Certificate Balance of the Class A-4 Certificates would be reduced as a result of the allocation of any Realized Loss (other than an Excess Loss) to such Class pursuant to Section 5.03(a)(ii)(1) or the allocation of any reduction pursuant to Section 5.03(b) to such Class, in each case without regard to the operation of Section 5.03(e).

            Class A-PO Deferred Amount: As to any Distribution Date prior to the Senior Credit Support Depletion Date, the aggregate of the applicable PO Percentage of each Realized Loss, other than an Excess Loss, to be allocated to the Class A-PO Certificates on such Distribution Date or previously allocated to the Class A-PO Certificates and not yet paid to the Holders of the Class A-PO Certificates pursuant to Section 5.02(a)(iii).

            Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

            Class Certificate Balance: With respect to any Class and any date of determination, the Initial Class Certificate Balance of such Class (plus, in the case of the Accrual Certificates, any Accrual Distribution Amount previously added thereto) minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a), (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (iv) in the case of the Class A-2 Certificates, any reduction allocated thereto pursuant to Section 5.03(e).

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class (or, in the case of the Accrual Certificates prior to the Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (i) of the definition thereof, but not distributed as interest on the Accrual Certificates) on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class (or, in the case of the Accrual Certificates prior to the Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (ii) of the definition thereof, but not distributed as interest on the Accrual Certificates) on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date:  March 27, 2001.

            Code:  The Internal Revenue Code of 1986, as amended.

            Compensating Interest:  As defined in Section 3.17.

            Co-op  Shares:   Shares  issued  by  private   non-profit  housing
corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 101 Barclay Street - 12E, New York, New York 10286, Attention: Corporate Trust - MBS (Fax:
(212) 815-5309).

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date: March 1, 2001.

            Cut-Off  Date  Pool  Principal  Balance:   The  aggregate  of  the
Cut-Off   Date   Principal   Balances   of  the   Mortgage   Loans   which  is
$450,204,200.73.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates:  As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository:  The Depository  Trust  Company,  the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The
Depository  shall at all  times be a  "clearing  corporation"  as  defined  in
Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate that is less than 7.000% per annum.

            Distribution Date: The 25th day of each month beginning in April 2001 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: Any Class B-4, Class B-5, or Class B-6 Certificate.

            Escrow Account:  As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default:  As defined in Section 8.01.

            Excess Losses: For any Distribution Date, the amount of any (i) Fraud Losses in excess of the Fraud Loss Amount, (ii) Special Hazard Losses in excess of the Special Hazard Loss Amount or (iii) Bankruptcy Losses in excess of the Bankruptcy Loss Amount.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC:  The  Federal   Deposit   Insurance   Corporation,   or  any
successor thereto.

            FHLMC:  The  Federal  Home  Loan  Mortgage  Corporation,   or  any
successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to
Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA:   The   Financial   Institutions   Reform,   Recovery  and
Enforcement Act of 1989, as amended.

            Fitch:  Fitch, Inc., or any successor thereto.

            FNMA:  Fannie Mae, or any successor thereto.

            Fractional Interest:  As defined in Section 5.02(d).

            Fraud Loss: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

            Fraud Loss Amount: For each Distribution Date occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates. Thereafter, the Fraud Loss Amount shall be equal to the lesser of (i) the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates and (ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the third anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance, (b) during the period from the day after the third anniversary through the fifth anniversary of the Cut-Off Date, 0.5% of the Pool Stated Principal Balance, and
(c) after the fifth anniversary of the Cut-Off Date, zero.

            Holder:  A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

            Initial Bankruptcy Loss Amount: $100,000.00.

            Initial   Class   Certificate   Balance:   As  to  each  Class  of
Certificates, the Class Certificate Balance set forth in the Preliminary Statement.

            Initial Fraud Loss Amount: $9,004,084.01.

            Initial Special Hazard Amount: $4,750,722.27.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class A-PO Certificates), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            MERS:  As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Moody's:   Moody's  Investors  Service,   Inc.  or  any  successor
thereto.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated March 27, 2001, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property;
(iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; and (xv) the Appraised Value. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor:  The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 7.000%. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

            Non-PO Principal Amount: As to any Distribution Date, the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

            Non-U.S. Person:  A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Offered Certificates: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original  Fractional  Interest:   With  respect  to  each  of  the
following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                       Class B-1               1.85%
                       Class B-2               1.10%
                       Class B-3               0.65%
                       Class B-4               0.40%
                       Class B-5               0.20%
                       Class B-6               0.00%

            Original Subordinate Certificate Balance: $18,010,762.42.

            OTS:  The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections
2.02 or 2.04.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Pass-Through Rate: As to each Class of interest-bearing Certificates, the per annum rate set forth in the Preliminary Statement.

            Paying Agent:  As defined in Section 9.13.

            Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate by the Initial Class Certificate Balance of the Class of which such Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Permitted Investments:  One or more of the following:

               (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P-1" by Moody's and "F-1" by Fitch;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "P-1" by Moody's and "F-1" by Fitch;

               (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P-1" by Moody's and "F-1" by Fitch;

               (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated either "Aaa" by Moody's, and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

               (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as a REMIC;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class A-R, Class B-4, Class B-5 and Class B-6 Certificates.

            Plan: As defined in Section 6.02(e).

            PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

            PO Principal Amount: As to any Distribution Date, the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Pool Distribution Amount: As to any Distribution Date, the excess of
(a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment (net of the Servicing Fee) and the principal portion of any Monthly Payment due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date; over
(b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) and
(ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b).

            Pool Stated Principal Balance: As to any Distribution Date, the aggregate Stated Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Premium Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate that is equal to or more than 7.000% per annum.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal-Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class A-PO Certificates are the only Class of Principal-Only Certificates.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Priority Amount: As to any Distribution Date, the lesser of (i) the Class Certificate Balance of the Class A-5 Certificates and (ii) the product of
(a) the Shift Percentage, (b) the Priority Percentage and (c) the Non-PO Principal Amount.

            Priority Percentage: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the Class Certificate Balance of the Class A-5 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates (other than the Class A-PO Certificates) immediately prior to such date.

            Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rating Agency: Each of Fitch and Moody's. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code. The "REMIC" means the REMIC constituted by the Trust Estate.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period: As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Residual Certificate: The Class A-R Certificate.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes: As defined in Section 5.02(d).

            Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates: The Class A Certificates.

            Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

            Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Senior Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the Senior Percentage of the Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                                Percentage of
                                             Original Subordinate
Distribution Date Occurring                  Certificate Balance

April 2006 through March 2007                        30%

April 2007 through March 2007                        35%

April 2008 through March 2008                        40%

April 2009 through March 2009                        45%

April 2010 and thereafter                            50%

            Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate equal to (i) the related Mortgage Interest Rate less (ii) the sum of 7.000% and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate will not be less than 0.25% per annum with respect to any Mortgage Loan.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:

Distribution Date Occurring In                    Shift Percentage

April 2001 through March 2006..................   0%
April 2006 through March 2007..................   30%
April 2007 through March 2008..................   40%
April 2008 through March 2009..................   60%
April 2009 through March 2010..................   80%
April 2010 and thereafter......................   100%

            Similar Law: As defined in Section 6.02(e).

            Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

            (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

               (ii) settling, subsidence, cracking, shrinkage, building or expansion of pavements, foundations, walls, floors, roofs or ceilings;

            (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

            (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

               (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

               (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

            Special Hazard Loss Amount: As to any Distribution Date, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. The Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

            Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates: The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount will be reduced on the related Distribution Date by the Subordinate Percentage of the applicable Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (v) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount: As defined in Section 2.02.

            Tax Matters Person: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust: The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0040% per annum.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holder of the Residual Certificate, and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans.

            (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

               (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

               (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

               (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "The Bank of New York, as trustee for the holders of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-3" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

               (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

               (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

               (vi) the original of any guarantee executed in connection with the Mortgage Note;

               (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

               (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

               (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                    (A) The stock certificate;

                    (B) The stock power executed in blank;

                    (C) The executed proprietary lease;

                    (D) The executed recognition agreement;

                    (E) The executed assignment of recognition agreement;

                    (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                    (G) Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b). As set forth on Exhibit L attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer.

            The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

               (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

               (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

               (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

               (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

            The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

               (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

               (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

               (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

               (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

               (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

               (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

               (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

               (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

               (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

               (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

               (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

               (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

               (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

               (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

               (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

               (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

               (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

               (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

               (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

               (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

               (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

               (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

               (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

               (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

               (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

               (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

               (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

               (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

               (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

               (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

               (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

               (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

               (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

               (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

               (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

               (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

               (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

               (xxxviii)Each Mortgage Loan is a "qualified mortgage" within
       Section 860G(a)(3) of the Code.

               (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMIC. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-R Certificate) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the REMIC is April 25, 2031.

            Section 2.08 Execution and Delivery of Certificates. The Trustee has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of
Servicer.

            (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03 Fidelity Bond; Errors and Omissions Insurance.

            The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04 Access to Certain Documentation.

            The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05 Maintenance of Primary Mortgage Insurance Policy;
Claims.

            With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this
Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer.

            The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07 Trustee to Act as Servicer.

            If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to
Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section
3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; and Certificate Account.

            (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

               (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

               (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

               (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

               (iv) any amount required to be deposited by the Servicer pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

               (v) any amounts required to be deposited by the Servicer pursuant to Section 3.14;

               (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

               (vii) Periodic Advances made by the Servicer pursuant to Section
       3.20 and any payments of Compensating Interest; and

               (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

               (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

               (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

               (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

            (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-3 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans.

            The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account and Certificate Account.

            (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

               (i) to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to
       Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

               (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

               (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

               (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

               (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

               (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

               (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

               (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

               (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

               (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

               (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account;

               (iii) to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

               (iv) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 10.01.

            Section 3.12 Maintenance of Hazard Insurance.

            The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of
(i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

            (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14 Realization Upon Defaulted Mortgage Loans; REO
Property.

            (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on the REMIC (as defined in Section 860F of the Code) or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if, in the Depositor's judgment, the default is not likely to be cured by the Mortgagor or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the Mortgage Loan Purchase Agreement the Seller requests the Depositor to repurchase and to sell to the Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15 Trustee to Cooperate; Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

            The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17 Servicing Compensation.

            The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of such Mortgage Loans for such Distribution Date (any such reduction, "Compensating Interest").

            Section 3.18 Annual Statement as to Compliance.

            The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements.

            The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20 Advances.

            The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21 Modifications, Waivers, Amendments and Consents.

            (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

               (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

               (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

               (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of the Trust Estate and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22 Reports to the Securities and Exchange Commission.

            The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01 Servicer's Certificate.

            Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.

                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Certificate Account (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02 Priorities of Distributions.

            (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds, from the Certificate Account in the following order of priority and to the extent of such funds:

               (i) to each Class of Senior Certificates (other than the Class A-PO), an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall provided, however, that until the Accretion Termination Date, amounts that would have been distributed pursuant to this clause to the Class A-3 Certificates will instead be distributed in reduction of the Class Certificate Balance of the Classes of Certificates specified in Section 5.02(b)(i);

               (ii) concurrently to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Senior Principal Distribution Amount and PO Principal Amount, (A) to the Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-PO Certificates in an aggregate amount up to the PO Principal Amount;

               (iii) to the Class A-PO Certificates, any Class A-PO Deferred Amount, up to the Subordinate Principal Distribution Amount for such Distribution Date from amounts otherwise distributable first to the Class B-6 Certificates pursuant to clause (iv)(L) below, second to the Class B-5 Certificates pursuant to clause (iv)(J) below, third to the Class B-4 Certificates pursuant to clause (iv)(H) below, fourth to the Class B-3 Certificates pursuant to clause (iv)(F) below, fifth to the Clause B-2 Certificates pursuant to clause (iv)(D) below and finally to the Class B-1 Certificates pursuant to clause (iv)(B) below;

               (iv) to each Class of Subordinate Certificates, subject to paragraph (d) below, in the following order of priority:

                    (A) to the Class B-1 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (B) to the Class B-1 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                    (C) to the Class B-2 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (D) to the Class B-2 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                    (E) to the Class B-3 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (F) to the Class B-3 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                    (G) to the Class B-4 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (H) to the Class B-4 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                    (I) to the Class B-5 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (J) to the Class B-5 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                    (K) to the Class B-6 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                    (L) to the Class B-6 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

               (v) to the Holder of the Class A-R Certificate, any remaining Pool Distribution Amount.

            On any Distribution Date, amounts distributed in respect of Class A-PO Deferred Amounts will not reduce the Class Certificate Balance of the Class A-PO Certificates.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definition.

            (b) (i) On each Distribution Date occurring prior to the Accretion Termination Date, based solely on the information contained in the Servicer's Certificate, the Accrual Distribution Amount for the Class A-3 Certificates will be allocated sequentially as follows:

               first, to the Class A-1 Certificates, until their Class Certificate Principal Balance has been reduced to zero; and

               second, to the Class A-3 Certificates, until their Class Certificate Balance has been reduced to zero.

               (ii) On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Class A Certificates (other than the Class A-PO Certificates) pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

               first, to the Class A-R Certificate until its Class Certificate Balance has been reduced to zero;

               second, concurrently, 0.11688246% to the Class A-2 Certificates, until their Class Certificate Balance has been reduced to zero and 99.88311754%, sequentially, as follows:

                    (A) to the Class A-5 Certificates, up to the Priority Amount
            for such Distribution Date, until their Class Certificate Balance has been reduced to zero;

                    (B) sequentially, to the Class A-1, Class A-3 and Class A-4
            Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

                    (C) to the Class A-5 Certificates, until their Class
            Certificate Balance has been reduced to zero.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the Class A Certificates (other than the Class A-PO Certificates) shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) any Excess Losses allocable to interest, (C) on and after the Senior Credit Support Depletion Date, any other Realized Loss allocable to interest and (D) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date (the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes junior to such Class (the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes. Any funds remaining will be distributed in the order provided in Section 5.02(a)(iv).

            Section 5.03 Allocation of Losses.

            (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. Based on such information, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date.

            The principal portion of Realized Losses with respect to any Distribution Date shall be allocated as follows:

               (i) the applicable PO Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan, including any Excess Loss, shall be allocated to the Class A-PO Certificates until the Class Certificate Balance thereof is reduced to zero; and

               (ii) (1) the applicable Non-PO Percentage of the principal portion of any Realized Loss (other than an Excess Loss) shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than the Class A-PO Certificates), pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date or, in the case of the Accrual Certificates, the Initial Class Certificate Balance, if lower, until the Class Certificate Balances thereof have been reduced to zero; and

                    (2) the applicable Non-PO Percentage of the principal portion of any Excess Losses shall be allocated pro rata among the Senior Certificates (other than the Class A-PO Certificates) in the aggregate on the basis of their aggregate principal balance and among the Classes of Subordinate Certificates on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date. Excess Losses allocated to the Senior Certificates (other than the Class A-PO Certificates) will be allocated among such Classes pro rata on the basis of their respective Class Certificate Balances, or in the case of the Accrual Certificates, the Initial Class Certificate Balance, if lower.

            (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and Class A-PO Deferred Amounts on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates in the aggregate (other than the Class Certificate Balance of the Class A-PO Certificates) shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (other than Class A-PO Certificates) (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for such Distribution Date and (ii) the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates (other than the Class A-PO Certificates) based on the Class Certificate Balances immediately prior to such Distribution Date, or in the case of the Accrual Certificates, the Initial Class Certificate Balance, if lower.

            After the Senior Credit Support Depletion Date, the Class Certificate Balance of the Class A-PO Certificates shall be reduced on each Distribution Date by the amount, if any, by which the Class Certificate Balance of the Class A-PO Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            (e) After the Senior Credit Support Depletion Date, on any Distribution Date on which the Class A-2 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class A-2 Certificates will be reduced by the Class A-2 Loss Allocation Amount and, notwithstanding Section 5.03(a)(ii)(1) and Section 5.03(b), the Class Certificate Balance of the Class A-4 Certificates will not be reduced by the Class A-2 Loss Allocation Amount.

            Section 5.04 Statements to Certificateholders.

            (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

               (i) the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

               (ii) the amount allocable to interest, the Accrual Distribution Amount with respect to the Accrual Certificates, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

               (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

               (v) the Pool Stated Principal Balance for the following Distribution Date;

               (vi) the Senior Percentage, the Priority Percentage and Subordinate Percentage for the following Distribution Date;

               (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to such Distribution Date;

               (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

               (ix) the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

               (x) the number and aggregate principal amounts of Mortgage Loans
       (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

               (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

               (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

               (xiii) the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

               (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month or any Class A-PO Deferred Amounts for such Distribution Date; and

               (xv) the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual Certificate for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of the REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of the REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05 Tax Returns and Reports to Certificateholders.

            (a) For federal income tax purposes, the REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to the REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of the REMIC for its short taxable year ending December 31, 2001, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to the REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the REMIC. By the acceptance of the Class A-R Certificate, such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Trust Estate as a REMIC and avoid the imposition of tax on the REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in the REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates and the Residual Certificate.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in the REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to the REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of the REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

            (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on the REMIC and will not disqualify the Trust Estate from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.

                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-PO, A-R, B-1, B-2, B-3, B-4, B-5, B-6 and
C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in
Section 2.01. The Senior Certificates (other than the Class A-PO and Class A-R Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates and the Class A-PO Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance. The Class A-R Certificate shall be in a minimum denomination of $100. The Senior Certificates (other than the Class A-R Certificate) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02 Registration of Transfer and Exchange of Certificates.

            (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

               (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

               (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (C) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

               (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

               (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

               (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

               (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this
       Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

               (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
       (6) of the Code, information needed to compute the tax imposed under
       Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
       (vii) shall be reimbursable by the Trust.

               (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g) [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05 Trustee to Act; Appointment of Successor.

            (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01 Duties of Trustee.

            (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

               (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

               (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

               (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses
       (c), (d) and (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

               (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02 Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 9.01:

               (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

               (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

               (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A2" by Moody's and "A" by Fitch or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than 10% of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the Class A-PO Deferred Amount with respect to the Class A-PO Certificates, and (II) as to the Class A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than the amounts retained to meet claims) after application pursuant to clause (I) above.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02 Additional Termination Requirements.

            (a) If the Depositor exercises its purchase option as provided in
Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

               (ii) the notice given by the Depositor or the Trustee pursuant to
       Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the REMIC.

            (b) By acceptance of the Residual Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Trust Estate as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Trust Estate as a REMIC.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt ) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 2810 North Parham Road, Richmond, Virginia 23294, Attention: Servicing Manager, with a copy to: Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255,
Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 101 Barclay Street - 12E, New York, New York 10286, Attention:
Corporate Trust - MBS Group (Fax: (212) 815-5309), (d) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attn: Residential Mortgage Monitoring Group, and (e) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                    BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                       as Depositor

                                    By:
                                       ---------------------------------------
                                       Name:  Judy Ford
                                       Title: Vice President


                                    BANK OF AMERICA, N.A.,
                                       as Servicer

                                    By:
                                       ---------------------------------------
                                       Name:  Robert J. DeBenedet
                                       Title: Senior Vice President


                                    THE BANK OF NEW YORK,
                                       as Trustee

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

STATE OF NEW YORK  )
                   )     ss.:
COUNTY OF NEW YORK )
                   )

            On the 27th day of March, 2001, before me, a notary public in and for the State of New York, personally appeared , known to me who, being by me duly sworn, did depose and say that s/he is a of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of such corporation.

                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ___________________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )
                        )

            On the 27th day of March, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Judy Ford, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.

                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ___________________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )
                        )

            On the 27th day of March, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.

                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ___________________.

                                   EXHIBIT A-1

                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class A-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $345,070,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    06423J AA 2

      THIS CERTIFIES THAT ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing ___ Agreement. ___ Accordingly, ___ the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing ___ Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-2

                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES, OTHER THAN EXCESS LOSSES, ALLOCATED TO THE CLASS A-4 CERTIFICATES WILL BE BORNE BY THE CLASS A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class A-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $505,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    06423J AB 0

      THIS CERTIFIES THAT ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing ___ Agreement. ___ Accordingly, ___ the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing ___ Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-3

                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-3
                                    Class A-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $12,016,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    06423J AC 8

      THIS CERTIFIES THAT ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-4

                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class A-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $29,467,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    06423J AD 6

      THIS CERTIFIES THAT _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-5

                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class A-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):             $

Initial Class Certificate Balance
of this Class:                $45,000,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    06423J AE 4

      THIS CERTIFIES THAT _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set
forth in the Pooling and Servicing     Agreement.     Accordingly,     the
Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling
and Servicing     Agreement or be valid for any purpose unless manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                  EXHIBIT A-PO

                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                   Class A-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                   Class A-PO

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $135,338.00

CUSIP No.:                    06423J AF 1

      THIS CERTIFIES THAT _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-R

                     [FORM OF FACE OF CLASS A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $100.00

Pass-Through Rate:            7.000%

CUSIP No.:                    06423J AG 9

      THIS CERTIFIES THAT _____________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-1

                     [FORM OF FACE OF CLASS B-1CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class B-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $9,680,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    06423J AH 7

      THIS CERTIFIES THAT _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class B-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,377,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    06423J AJ 3

      THIS CERTIFIES THAT _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class B-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,026,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    06423J AK 0

      THIS CERTIFIES THAT _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class B-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,126,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    06423J AL 8

      THIS CERTIFIES THAT _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class B-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $901,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    06423J AM 6

      THIS CERTIFIES THAT _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-3
                                    Class B-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $900,762.42

Pass-Through Rate:            7.000%

CUSIP No.:                    06423J AN 4

      THIS CERTIFIES THAT _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 27, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                    THE BANK OF NEW YORK,
                                     as Trustee

                                    By
                                      ----------------------------------------
                                          Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [___] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                    THE BANK OF NEW YORK,
                                     as Trustee

                                    By
                                      ----------------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                    --------------------------------------------
                                    Signature by or on behalf of assignor



                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to
_______________________

      This information is provided by , the assignee named above, or , as its agent.

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE

Bank of America Securities Inc
Series 2001-03
Settlement 3/27/01


Loan                                                        Zip                        Property              Loan
Number           Last Name               State             Code        Occupancy         Type               Purpose    Doc Type
------           ---------               -----             ----        ---------       --------             -------    --------
0023156227       MURPHY                   GA               30236           P              PU                   8       Standard
0023843659       MANCUSO                  NE               68601           P              SF                   8       Standard
0023914047       ST GELAIS                CO               80920           P              PU                   1       Standard
0025935834       MURPHY                   CA               92625           P              SF                   8        Reduced
0028630861       GURNEY JR                CA               92656           P              PU                   1       Standard
0028935039       HOLBROOKS                NC               27562           P              PU                   8       Standard
0028938686       HUNTER III               CO               80302           P              CO                   1        Reduced
0028951903       HIGHFILL JR              NC               28078           P              PU                   1       Standard
0028955557       GAY                      VA               22124           P              PU                   1       Standard
0028972156       OUSTERLING               UT               84060           P              SF                   1        Reduced
0028979094       FISHER                   MD               21042           P              SF                   1       Standard
0028979102       WATSON                   NC               27503           P              SF                   8       Standard
0028983526       HUDSON                   SC               29150           P              SF                   1        Reduced
0029008760       RICHMOND                 CO               80525           P              PU                   1       Standard
0029022993       GUTTLEIN                 NJ               07650           P              SF                   1        Reduced
0029027075       LANG                     FL               32082           P              PU                   1       Standard
0029033024       SMITH                    MO               64152           P              PU                   8        Reduced
0029042488       FRANK                    TN               37064           P              PU                   1       Standard
0029045770       MOORE                    CA               91381           P              PU                   1       Standard
0029058237       SHELL                    NC               28601           P              SF                   1        Reduced
0029060845       VAN DIEJIE               CA               95020           P              SF                   8       Standard
0029061173       MOYER                    GA               30701           P              SF                   8       Standard
0029065380       VARRELMAN                VA               22554           P              PU                   1        Reduced
0029066693       KING                     GA               30062           P              PU                   6        Reduced
0029077393       ODEN                     TX               75080           P              SF                   1       Standard
0029085180       NOETHENS                 CA               93065           P              PU                   1        Reduced
0029086931       DETWILER                 CA               93065           P              PU                   1        Reduced
0029090149       NELMS                    CA               91403           P              SF                   1       Standard
0029090651       KEENAN                   VA               20176           P              PU                   1       Standard
0029093960       PIPER                    CA               92692           P              PU                   1       Standard
0029094281       ROSEN                    NY               10514           P              SF                   6        Reduced
0029095650       WILLCUTT                 CA               93065           P              PU                   1       Standard
0029096013       WILSON                   MI               48374           P              SF                   8       Standard
0029097250       GAVENAS                  MI               49306           P              SF                   1        Reduced
0029097573       CUNNINGHAM               CA               92130           P              SF                   1        Reduced
0029099751       TRAN                     CA               95132           P              SF                   1       Standard
0029100435       XIAO                     CA               92606           P              PU                   1        Reduced
0029102498       SCHRITTWIESER            CA               94553           P              SF                   6        Reduced
0029103793       GALLWAS                  IL               60618           P              2F                   8       Standard
0029104171       PIN                      CA               92887           P              PU                   1        Reduced
0029105012       BRESLIN                  CA               94501           P              SF                   1       Standard
0029106200       HOSMER                   CA               92211           P              PU                   1        Reduced
0029107018       THOMAS                   SC               29577           P              SF                   8        Reduced
0029108552       GATDULA                  CA               93065           P              PU                   1       Standard
0029109097       MORRISON                 AZ               85234           P              PU                   1        Reduced
0029109626       WHITE                    CA               94117           P              2F                   6        Reduced
0029111531       YERES                    CA               94903           P              SF                   1       Standard
0029111580       PETERSON                 SC               29928           P              PU                   6        Reduced
0029113289       GANN                     CA               95003           S              SF                   1       Standard
0029114014       STUHR                    CA               95746           P              SF                   1       Standard
0029118551       DOETTERL                 FL               33071           P              PU                   1       Standard
0029122728       PATRICK                  CA               90405           P              SF                   1        Reduced
0029123981       FLASHBERGER              CA               94588           I              PU                   1        Reduced
0029124039       BAGHA                    CA               95747           P              SF                   1        Reduced
0029124047       LIGOURI JR               CA               94558           P              SF                   1       Standard
0029124070       GIRON                    CA               94503           P              SF                   1       Standard
0029125531       WONG                     CA               94607           P              2F                   8       Standard
0029128535       WONG                     CA               92624           P              SF                   1        Reduced
0029129624       MACK III                 CA               92679           P              PU                   1       Standard
0029131984       FRY                      CA               92009           P              PU                   1       Standard
0029132966       ERICKSON                 DC               20024           P              PU                   1        Reduced
0029133063       JANG                     CA               94538           P              SF                   6       Standard
0029134830       TYLER                    IL               60010           P              SF                   8        Reduced
0029135258       IVANJACK                 VA               20112           P              PU                   1       Standard
0029135787       MICHAEL                  CA               94503           P              SF                   1        Reduced
0029136058       MICKUS                   CO               80435           S              CO                   1       Standard
0029136355       DUCKETT JR               NC               27850           P              SF                   6        Reduced
0029136470       PANDEY                   CA               92130           P              PU                   6       Standard
0029137783       GABER                    CA               94503           P              SF                   1       Standard
0029138070       GARDNER                  NC               27609           P              SF                   8       Standard
0029139334       ACORDA                   CA               94545           P              SF                   1       Standard
0029140860       LAVENE                   NJ               07079           P              SF                   1       Standard
0029142601       PROVOST                  CA               94559           P              SF                   1       Standard
0029145067       CHERBONE                 CA               95062           P              SF                   1       Standard
0029145109       NEGI                     CA               94513           P              SF                   1       Standard
0029145794       CROSS                    VA               23103           P              PU                   8       Standard
0029147956       MONTZ                    AZ               85262           P              SF                   6        Reduced
0029149085       LENZ                     CA               94550           P              SF                   6       Standard
0029151438       RALEIGH                  MD               21054           P              SF                   1        Reduced
0029151537       NAYAK                    CA               95487           S              SF                   1        Reduced
0029152725       OGILVIE JR               FL               32789           P              SF                   1        Reduced
0029153772       MOORE                    VA               22901           P              SF                   1       Standard
0029154770       COLEMAN                  GA               30097           P              PU                   1        Reduced
0029155686       ZOBELL                   UT               84010           P              SF                   8        Reduced
0029156866       MCKILLIP                 OR               97062           P              SF                   1        Reduced
0029157096       MONACO JR                NC               28512           S              SF                   1       Standard
0029157252       SABOTILOVA               CA               94598           P              SF                   1        Reduced
0029157260       ATKINSON                 IN               46038           P              PU                   1        Reduced
0029157302       CRAWFORD                 IL               60091           P              SF                   1        Reduced
0029157427       RICE                     OR               97455           P              SF                   1        Reduced
0029157567       PERSON                   WA               98118           P              SF                   1        Reduced
0029157807       OORT                     MA               01890           P              SF                   1        Reduced
0029157856       JAIN                     MI               48309           P              SF                   1       Standard
0029157914       HARBIN                   MD               21122           P              SF                   8       Standard
0029157922       ZETTERHOLM               MI               48324           P              SF                   1       Standard
0029157948       ROSS                     IL               60022           P              SF                   6       Standard
0029158284       NGUYEN                   CA               95148           P              SF                   1       Standard
0029158300       ESKENAZI                 CA               90291           P              SF                   1        Reduced
0029158326       BROWN                    MA               01770           P              SF                   6        Reduced
0029158342       MASON                    CA               90036           P              SF                   1        Reduced
0029158417       UNGER                    CT               06468           P              SF                   1        Reduced
0029158623       NASR                     CA               92037           P              SF                   1        Reduced
0029158631       LINDEN                   CA               94595           P              SF                   1       Standard
0029158706       VO                       CA               92648           P              PU                   1        Reduced
0029158789       CHASE                    TX               75019           P              PU                   1        Reduced
0029158904       CROWELL                  MN               55378           P              SF                   1       Standard
0029159001       CUKIER                   CA               94401           P              CO                   1        Reduced
0029159035       SMISER                   CA               92107           I              SF                   1       Standard
0029159100       MARSHALL                 TX               77005           P              SF                   1        Reduced
0029159282       KOONCE JR                NC               28461           S              SF                   8       Standard
0029159589       HARTMAN JR               WA               98027           P              SF                   1        Reduced
0029159688       BRADLEY                  SC               29464           P              SF                   1       No Ratio
0029159753       WINCKLER                 CA               94611           P              SF                   1       Standard
0029159761       POWELL                   TX               75034           P              PU                   1       No Ratio
0029160066       ERWIN                    CO               80020           P              PU                   1        Reduced
0029160280       BARTLETT JR              CO               80123           P              PU                   1        Reduced
0029160322       BROWN                    SC               29451           P              SF                   6        Reduced
0029160397       NEDER                    AZ               86018           P              SF                   1        Reduced
0029160454       SOWELL                   CA               95129           P              SF                   6        Reduced
0029160512       SCANLAN                  CO               80435           P              PU                   8        Reduced
0029160710       KIM                      IL               60103           P              SF                   1       Standard
0029160793       LOWER                    CA               90039           P              SF                   1       Standard
0029160819       OZENE                    CA               94602           P              SF                   6        Reduced
0029161007       KELLY                    CO               80015           P              SF                   1        Reduced
0029161056       LEE                      MD               20744           P              SF                   8       Standard
0029161148       CHARPENTIER              MN               55063           S              SF                   8        Reduced
0029161197       BESS                     TX               77554           P              PU                   8        Reduced
0029161205       SHEPHERD                 CA               91381           P              PU                   1        Reduced
0029161239       ENGLISH                  WA               98116           P              SF                   1       No Ratio
0029161288       CODLING                  NC               27560           P              PU                   1       Standard
0029161304       HARP                     WA               98072           P              PU                   6       No Ratio
0029161551       WITTCHOW                 WI               53092           P              SF                   1       Standard
0029161809       GASPAROTTO               MI               48188           P              SF                   1       Standard
0029161858       SMITH                    TX               76016           P              SF                   8       No Ratio
0029161890       CRUMRINE                 MO               63367           P              PU                   1        Reduced
0029161981       HARKABUS                 CO               80906           P              PU                   1        Reduced
0029162112       KRUELLE                  VA               20147           P              PU                   1       Standard
0029162153       MCGUIRE                  IA               50428           P              SF                   8       Standard
0029162179       MORRIS                   CA               92657           P              CO                   1       Standard
0029162260       HANCOCK                  CO               81620           I              CO                   1       Standard
0029162526       LYONS                    UT               84092           P              SF                   1       No Ratio
0029162708       YAGER                    VA               20197           P              SF                   1       No Ratio
0029162765       JOHANSEN                 CA               94568           P              PU                   1        Reduced
0029162781       SMITH                    CO               80121           P              PU                   1        Reduced
0029162856       BENTLEY III              TX               75205           P              SF                   1        Reduced
0029162922       SANDO                    FL               33957           P              SF                   1       No Ratio
0029162930       CRONE                    MN               55125           P              SF                   1       Standard
0029163060       SAUDER                   NC               28461           P              SF                   8        Reduced
0029163078       TOBIN                    CA               92122           P              SF                   1        Reduced
0029163086       POLITO                   CA               92064           P              PU                   1       No Ratio
0029163102       FREIBERG                 CA               95018           P              SF                   6       Standard
0029163136       ZDANCEWICZ               VA               22027           P              SF                   1       Standard
0029163177       LEVINGER                 MA               01742           P              SF                   1       Standard
0029163193       BOUVIER                  CA               94550           P              SF                   1        Reduced
0029163227       OLSON                    MN               55340           P              SF                   1       No Ratio
0029163235       SPIRES                   CO               80138           P              SF                   1        Reduced
0029163268       ILFREY                   TX               77057           P              PU                   1       No Ratio
0029163284       EVES III                 FL               32550           P              CO                   8       No Ratio
0029163300       FAHRBACH                 CA               94546           P              SF                   1        Reduced
0029163391       KELSEY                   WA               98146           P              SF                   1       No Ratio
0029163466       CHEUNG                   CA               95125           P              PU                   1        Reduced
0029163540       ALTMAN                   CA               94089           P              SF                   1       No Ratio
0029163573       CUNNINGHAM               MA               01950           P              SF                   1       No Ratio
0029163581       PHAN                     CA               95121           P              SF                   6        Reduced
0029163599       RINEARSON                MA               02459           P              SF                   6        Reduced
0029163615       LU                       CA               95002           P              SF                   1       No Ratio
0029163730       FOSTER                   TX               76087           P              SF                   8       Standard
0029163888       SWEARINGEN               CA               92886           P              SF                   1       Standard
0029164134       MCKENNA                  MA               02135           I              2F                   1       Standard
0029164399       BLAIR                    GA               30259           P              SF                   6        Reduced
0029164498       BOYER                    OK               73007           P              SF                   8        Reduced
0029164605       DEMIRBAG                 CA               94025           P              SF                   1        Reduced
0029164712       MAGSTADT                 CA               94514           P              PU                   8        Reduced
0029164894       MILLER                   WA               98115           P              SF                   1        Reduced
0029164969       LEYVA                    FL               33014           P              SF                   6        Reduced
0029165206       MASAKI                   CA               95136           P              SF                   6       Standard
0029165230       SKEELS                   OR               97702           P              SF                   8        Reduced
0029166261       ALCANTAR                 CA               95116           P              SF                   1       No Ratio
0029166485       DEDOMENICO               CA               94509           P              SF                   1       No Ratio
0029166550       CARDARELLI               IL               60610           P              PU                   1       No Ratio
0029166741       WASIELEWSKI              MI               48382           P              SF                   8       No Ratio
0029166774       LATIFZADA                CA               92656           P              CO                   1       Standard
0029166782       KEILLOR                  CA               92009           P              PU                   1        Reduced
0029166907       SWANSON                  MI               48360           P              CO                   8       No Ratio
0029166923       HANLON                   IL               60025           P              PU                   1        Reduced
0029166964       WOO                      WA               98144           P              SF                   1       No Ratio
0029166998       HUGHES                   GA               30004           P              PU                   8        Reduced
0029167046       KOERSELMAN               CO               80031           P              PU                   6        Reduced
0029167152       HAYES                    CA               90049           P              CO                   8        Reduced
0029167210       EVERSOLE                 TX               77379           P              PU                   1       Standard
0029167301       FOSTER                   MA               02110           P              CO                   1       No Ratio
0029167384       PRESCOTT                 FL               33330           P              PU                   1        Reduced
0029167400       SIEGEL                   NC               28405           P              PU                   8       No Ratio
0029167434       PATEL                    MO               63304           P              PU                   8       Standard
0029167459       MESTAS                   CO               80026           P              PU                   1       No Ratio
0029167475       MILLER                   CA               90266           P              SF                   1       No Ratio
0029167509       HARVELL                  TX               76034           P              PU                   1       No Ratio
0029167756       BLANKENSHIP              WA               98370           P              SF                   8       Standard
0029167939       PARKER                   NC               28480           S              CO                   1       Standard
0029168317       FRIEL                    NJ               08755           P              SF                   6       Standard
0029168465       ADAMS                    NC               27615           P              SF                   1       Standard
0029168507       WILLIAMS                 MI               48183           P              SF                   1       Standard
0029168663       SHOUGH                   AZ               85016           P              PU                   1       Standard
0029168739       DUNNING                  CA               92130           P              CO                   1        Reduced
0029168952       MICALE                   CA               91350           P              SF                   1        Reduced
0029168960       TANNER                   AZ               85253           P              SF                   1        Reduced
0029169091       KEATON                   MI               48301           P              SF                   8        Reduced
0029169182       LAMOUREUX III            CA               92612           P              PU                   1        Reduced
0029169208       ALTMAN                   SC               29451           S              PU                   1        Reduced
0029169240       NEUFELD                  CA               90230           P              SF                   1        Reduced
0029169257       ANASTOPOULO              SC               29451           P              PU                   6        Reduced
0029169307       NGUYEN                   CA               95132           P              SF                   1        Reduced
0029169448       MYERS                    NC               27513           P              PU                   1        Reduced
0029169471       WEILBACHER               IL               60614           P              CO                   1        Reduced
0029169570       LEHAF                    CA               92679           P              SF                   6        Reduced
0029169646       PEREIRA                  CA               94588           I              PU                   1        Reduced
0029169679       SMITH                    CO               80209           P              SF                   1        Reduced
0029169687       SHAH                     MI               48084           P              SF                   8       Standard
0029169752       SCHNETTLER               CO               80503           P              SF                   8        Reduced
0029169778       CLOSE                    GA               30005           P              PU                   1        Reduced
0029169869       GREMILLION               LA               70124           P              SF                   1       Standard
0029169919       HUGGINS                  FL               33414           P              PU                   1        Reduced
0029169935       REYNOLDS IV              CA               92835           P              PU                   1       Standard
0029170073       SMITH                    NC               27511           P              PU                   1        Reduced
0029170131       VACHA                    MN               55129           P              SF                   1        Reduced
0029170214       ARMBRUST                 WI               53092           P              SF                   8        Reduced
0029170305       BARRETO                  CA               94536           P              SF                   6       No Ratio
0029170826       SPENCER                  WA               98118           P              SF                   1       No Ratio
0029170917       KUTYAVIN                 WA               98072           P              PU                   1       No Ratio
0029171725       COLLINS                  CA               94945           P              SF                   6        Reduced
0029172087       MCDOWELL                 GA               30215           P              PU                   1        Reduced
0029172129       MILLER                   MA               01568           P              SF                   1        Reduced
0029172137       ADJMI                    NJ               07724           P              SF                   6        Reduced
0029172145       VODNEY                   MI               48108           P              SF                   1        Reduced
0029172152       BRANDT                   MN               55105           P              SF                   1        Reduced
0029172178       LING                     MI               48306           P              SF                   1        Reduced
0029172194       CURCIO                   CT               06830           P              2F                   6        Reduced
0029172202       FRAIZER                  WA               98685           P              SF                   6        Reduced
0029172244       JOHNSON                  MN               55038           P              SF                   1        Reduced
0029172269       FERGUSON                 CA               92065           P              SF                   1        Reduced
0029172293       VINT                     MN               55447           P              SF                   8        Reduced
0029172301       VISWANATHAN              GA               30024           P              PU                   1        Reduced
0029172335       LEVY                     TX               77005           P              SF                   1       No Ratio
0029172343       THOMAS                   MA               01460           P              SF                   8       No Ratio
0029172368       NORSTEDT                 MN               55044           P              SF                   1       No Ratio
0029172376       BERSCAK JR               NC               27982           S              PU                   8       No Ratio
0029172400       ANDY                     NC               27587           P              PU                   1       No Ratio
0029172772       SKORUPKO                 NY               10013           P              CH                   1       No Ratio
0029172863       WADE                     CA               92024           P              PU                   1       Standard
0029172988       ROTHMAN                  MA               01532           P              SF                   1       No Ratio
0029173010       STACY JR                 MA               01810           P              SF                   8       No Ratio
0029173069       ZALIN                    CA               93940           P              SF                   1       Standard
0029173077       DEWITT                   IN               46220           P              SF                   1       No Ratio
0029173200       PATWARDHAN               VA               20171           P              SF                   1       Standard
0029173218       TATE                     NV               89135           P              PU                   1       Standard
0029173234       SONTAKKE                 VA               20171           P              PU                   1       Standard
0029173820       COX III                  IL               60005           P              CO                   1        Reduced
0029173887       KING II                  MN               55125           P              SF                   1       Standard
0029174034       FROESCHNER               TX               78336           P              SF                   8       Standard
0029174059       CHEN                     CA               94583           I              PU                   1        Reduced
0029174349       MINNICH                  NC               27949           S              PU                   8        Reduced
0029174521       STUBBS                   WI               54927           P              SF                   8        Reduced
0029174794       SHIMSKY                  NJ               08853           P              SF                   8       Standard
0029174901       WEZDECKI                 NJ               07421           P              SF                   1       Standard
0029175221       PRIME                    IL               60062           P              SF                   1        Reduced
0029175239       LEE                      CA               94588           P              PU                   1        Reduced
0029175403       SMART                    NC               28461           S              SF                   1        Reduced
0029175437       LEHMAN                   MN               55446           P              SF                   1       Standard
0029175668       DEWALD                   CA               92007           P              SF                   1        Reduced
0029175726       GOLDSTEIN                CT               06830           P              SF                   6        Reduced
0029175874       VERCELLONE               MI               48009           P              SF                   1        Reduced
0029175882       CROZIER                  NJ               07045           P              SF                   6        Reduced
0029175999       HUGHES                   MA               01845           P              SF                   1        Reduced
0029176443       CHEN                     CA               92692           P              PU                   1       Standard
0029176633       ANSANI                   IL               60068           P              SF                   6       Standard
0029176997       DESANTIS                 MA               01773           P              SF                   1        Reduced
0029177029       KING                     AZ               85045           P              PU                   1        Reduced
0029177037       CERDA                    CA               94507           P              SF                   6        Reduced
0029177045       ZAMANI                   CA               94583           P              PU                   1        Reduced
0029177276       PARKER                   WA               98119           P              SF                   1       Standard
0029177474       LATIF                    CA               94583           P              PU                   1        Reduced
0029177649       CLAYTON                  GA               30290           P              PU                   1        Reduced
0029177755       SCHLOW                   MA               02090           P              SF                   8        Reduced
0029177979       SACCOLITI                NJ               07605           P              SF                   1       Standard
0029178019       WEINBERG                 IL               60089           P              SF                   8       Standard
0029178043       BLANCHFIELD              CT               06611           P              SF                   1       Standard
0029178092       BOWEN                    MI               48382           P              CO                   8       Standard
0029178142       PATRIDGE                 CA               92886           P              SF                   1        Reduced
0029178191       LOGUE                    NC               27560           P              SF                   1        Reduced
0029178274       MARYO                    OH               45103           P              SF                   8       Standard
0029178308       NELSON                   MA               02493           P              SF                   1        Reduced
0029178720       VENTURA                  CA               94536           P              SF                   6        Reduced
0029178738       BRUNNER                  IN               46032           P              PU                   1       Standard
0029178944       KLEINHANS                CA               92106           P              SF                   1        Reduced
0029179082       KHALPARI                 CA               92677           P              PU                   1       Standard
0029179124       HANSEN                   CA               91016           P              SF                   1       Standard
0029179173       FLADING                  VA               20120           P              PU                   1       Standard
0029179389       SCANLON                  NY               10965           P              SF                   1       Standard
0029179421       GEBHART                  TX               75201           P              CO                   1       Standard
0029179447       BEIER                    CA               92130           P              SF                   1        Reduced
0029179504       LOPEZ                    FL               33143           P              SF                   1        Reduced
0029179561       JONES                    NY               11213           P              3F                   1        Reduced
0029179744       SUMI                     CA               94112           P              SF                   1        Reduced
0029179769       THATCHER                 WA               99019           P              SF                   1       Standard
0029179777       WOOD                     CO               80439           P              PU                   1        Reduced
0029179819       COSTNER                  SC               29710           P              SF                   8        Reduced
0029179991       HINKLE JR                MD               20632           P              PU                   8       Standard
0029180395       HARVEY                   IL               60177           P              PU                   1        Reduced
0029182862       TWITTY                   AL               35242           P              PU                   1        Reduced
0029185444       CRISPO                   NJ               07940           P              SF                   1       Standard
0029185618       FARIA                    CA               94568           P              SF                   6        Reduced
0029185667       SINGER                   CA               90254           P              SF                   6        Reduced
0029185741       COHEN                    NY               11223           P              SF                   1        Reduced
0029189172       BLANCHARD II             CO               80007           P              PU                   1        Reduced
0029189644       LEBUS                    CA               94965           P              CO                   1       Standard
0029190253       HARRIS                   CO               80525           P              PU                   1        Reduced
0029190410       GREGORY                  CA               94061           P              SF                   1       Standard
0029193851       LEISEN                   CA               91320           P              PU                   1       Standard
0029194610       HU                       NV               89135           S              PU                   1       Standard
0029195914       BUI                      CA               95138           P              SF                   1        Reduced
0029196078       GARROD                   CO               80403           P              PU                   6        Reduced
0029196193       BERMAN                   MI               48307           P              SF                   1        Reduced
0029197902       THOMAS                   WA               98105           P              SF                   1       Standard
0029198157       TATE                     CO               80014           P              PU                   1       Standard
0029198264       KARWATOWSKI              TX               77055           P              SF                   1        Reduced
0029198900       FOLMAR                   TX               75225           P              SF                   1       Standard
0029199205       FOSTER                   VA               20176           P              PU                   1        Reduced
0029200441       JACOBSON                 CA               93924           P              SF                   6        Reduced
0029200466       SHAUGHNESSY              MA               01720           P              SF                   1       Standard
0029200482       WONG                     CA               94541           P              SF                   1       Standard
0029200516       MONOHAN                  ME               04101           P              SF                   1        Reduced
0029200557       JOHNSON                  MD               20721           P              SF                   8        Reduced
0029200565       CONTE MAGNO              MA               01921           P              SF                   1        Reduced
0029200615       REICH                    CA               90064           P              SF                   8        Reduced
0029200656       SHALLEY                  CT               06853           P              SF                   1        Reduced
0029200672       CLEMSON                  NJ               07090           P              SF                   1        Reduced
0029200797       REES                     CA               94538           P              SF                   1        Reduced
0029200805       LAM                      MA               02446           P              2F                   1        Reduced
0029200888       ENGSTROM                 MA               01945           P              SF                   8        Reduced
0029200938       ENGLEHART                CA               94107           P              SF                   1       Standard
0029200953       ACCOMANDO                MA               01810           P              SF                   6        Reduced
0029200995       KARN                     ME               04105           P              SF                   1        Reduced
0029201027       WOLSKE                   CA               94506           P              PU                   1       Standard
0029201068       MICHAS BOUKIDIS          CA               92270           P              PU                   1        Reduced
0029201092       SHAW                     CA               92130           P              PU                   1        Reduced
0029201100       LAGRONE                  CA               94526           P              SF                   1        Reduced
0029201456       GROSSMAN                 MA               01752           P              SF                   1       Standard
0029201506       AHMARI                   CA               94588           P              SF                   6        Reduced
0029201522       CAPOTORTO                VA               20120           P              PU                   8       Standard
0029201563       ZUETELL                  CO               80516           P              PU                   1       Standard
0029201613       WHITE                    MA               08821           P              SF                   1       Standard
0029201969       WEISS                    CA               92657           P              PU                   1        Reduced
0029202835       BOROVSKY                 NY               11235           P              TH                   1        Reduced
0029204542       WALKER JR                TX               78212           P              CH                   8        Reduced
0029204864       BRUNK                    MO               63005           P              PU                   1       Standard
0029210002       AUGELLO                  NJ               07076           P              SF                   1        Reduced
0029210457       SMITH III                CO               80643           P              SF                   6       Standard
0029211737       TEA                      VA               20151           P              PU                   1        Reduced
0029212131       SWORDS                   TX               75219           P              CH                   1       Standard
0029212453       PALIPCHAK                KS               66211           P              PU                   1        Reduced
0029212537       PLUNKETT                 VA               24590           S              SF                   1        Reduced
0029213832       XU                       VA               20120           P              PU                   1       Standard
0029214301       FOGLE                    CA               95446           P              SF                   1        Reduced
0029215696       COLLINS                  TX               78641           P              SF                   8        Reduced
0029215712       REINHART                 CA               92618           P              PU                   1        Reduced
0029215977       WEBB                     CO               80118           P              SF                   8        Reduced
0029216447       MOORE                    CO               80906           P              PU                   1        Reduced
0029217015       TILLMAN                  TX               76008           P              PU                   8        Reduced
0029218310       FINNEY                   IL               60618           P              CO                   8       Standard
0029218393       SHIMABUKURO              CA               92649           P              SF                   1       Standard
0029218591       BLANTON                  CA               90035           P              SF                   1        Reduced
0029218609       ISETTS                   MN               55066           P              SF                   8       Standard
0029218617       SCHOETTMER               NC               27949           S              PU                   1        Reduced
0029218690       TUTTELMAN                MA               02492           P              SF                   1        Reduced
0029218898       FAN                      MD               20850           P              SF                   1        Reduced
0029218989       GREENBERG                NJ               07675           P              SF                   1        Reduced
0029219425       MIDDLETON                NY               10801           P              SF                   1        Reduced
0029219615       JONES                    SC               29687           P              PU                   8        Reduced
0029220621       BAUMGARTNER              CA               91381           P              PU                   1       Standard
0029220654       URIBE                    CO               80027           P              PU                   1       Standard
0029220753       CHEN                     VA               20120           P              PU                   1       Standard
0029222197       DUNCAN                   FL               33647           P              PU                   1       Standard
0029222577       NGHIEM                   CA               95122           P              SF                   1       Standard
0029224763       BENNETT                  CO               80920           P              PU                   1        Reduced
0029225125       YOUNG                    CA               92019           P              PU                   1       Standard
0029225166       PHAM                     CA               94509           P              SF                   1       Standard
0029225307       NORTHRUP                 CA               95688           P              SF                   8       Standard
0029225562       DRURY                    UT               84121           P              SF                   8       Standard
0029225596       CHRISTIE                 CA               92808           P              SF                   8       Standard
0029225661       STAMMER                  MD               21403           P              PU                   1        Reduced
0029226362       KINYON                   CA               95128           P              SF                   1       Standard
0029226370       SCHUNCK                  CA               92122           P              CO                   1       Standard
0029226388       BROWN                    CA               91941           P              SF                   1       Standard
0029226578       BURKS                    CA               92110           P              SF                   6       Standard
0029226651       EPPERSON                 CA               92626           P              SF                   1       Standard
0029226727       MANGIAMELI               CA               95118           P              SF                   1       Standard
0029226768       TAORMINA                 CA               95120           P              SF                   1       Standard
0029226776       KRIMOTAT                 CA               95032           P              PU                   1       Standard
0029226792       MIRANDA                  CA               92646           P              SF                   6       Standard
0029226859       COGAN                    CA               93401           P              PU                   1       Standard
0029226974       LIU                      CA               94587           P              PU                   6       Standard
0029226982       HARRIS                   CA               90504           P              2F                   1       Standard
0029227006       KLIEWER                  CA               92692           P              PU                   1       Standard
0029228244       CHRISTOPHERSON           CO               80126           P              PU                   1       Standard
0029228293       LUBANG                   CA               95131           P              SF                   8       Standard
0029229986       MUHEIM                   WA               98296           P              SF                   1        Reduced
0029230075       BOLTON                   NC               27502           P              SF                   6        Reduced
0029230083       WARE                     MI               48360           P              SF                   8       Standard
0029230109       ANANTHARAMAN             MI               48323           P              SF                   1       Standard
0029230224       GRIEP                    NC               28166           P              PU                   8        Reduced
0029230240       VERNAZZA                 CA               94517           P              SF                   1        Reduced
0029230257       CHHATWAL                 NJ               08755           P              SF                   1        Reduced
0029230273       MURPHY                   NC               28405           P              PU                   8        Reduced
0029230299       HEARN                    NC               27927           S              SF                   8       Standard
0029230331       KANAAR                   CA               90272           P              SF                   8        Reduced
0029230406       STEVENSON                NY               10023           P              CO                   1       Standard
0029231396       ALAS JR                  CA               94558           P              SF                   1        Reduced
0029234424       LE MAISTRE               CA               95060           P              SF                   1        Reduced
0029234663       HERD                     CA               95138           P              PU                   1       Standard
0029237062       HARRISON                 OR               97212           P              SF                   8       Standard
0029237088       NALLANAGULA              VA               20120           P              PU                   1       Standard
0029237104       AZARVAN                  GA               30326           S              CH                   1       Standard
0029237146       LIPSITZ                  OR               97212           P              SF                   1        Reduced
0029237294       STROUK                   CA               90036           P              2F                   6        Reduced
0029249414       PELLETT                  CO               80132           P              PU                   8        Reduced
0029249844       DUFFY                    VA               22079           P              PU                   1        Reduced
0029250016       GORRIE                   VA               22079           P              PU                   1        Reduced
0029250081       REYNOLDS                 CA               92882           P              SF                   1       Standard
0029251790       WEISE                    CA               95762           P              PU                   1        Reduced
0029251832       ROACH JR                 CA               95835           P              PU                   1        Reduced
0029251881       CALER                    CA               95630           P              PU                   1        Reduced
0029251915       BAILEY                   CA               95602           P              PU                   1        Reduced
0029252525       KIPP                     WA               98332           P              PU                   1        Reduced
0029252764       YOUNG                    SC               29615           P              PU                   1       Standard
0029252921       BERNARD                  FL               33306           P              SF                   1        Reduced
0029252988       SHERMAN                  MA               01776           P              SF                   6       Standard
0029255494       SCHWARTZ                 TX               75252           P              PU                   1        Reduced
0029258035       COULTER                  CA               92648           P              PU                   1       Standard
0029258258       HOFF                     CA               92679           P              PU                   1       Standard
0029258878       BENNETT                  CA               95124           P              SF                   6       Standard
0029260759       DAVY                     NC               28405           P              PU                   6        Reduced
0029262516       OHMAN                    CA               95020           P              SF                   8       Standard
0029263381       RICHARDSON               MD               20677           P              PU                   8        Reduced
0029267150       KING                     CA               93021           P              PU                   1        Reduced
0029267234       GREAR                    CA               92883           P              PU                   1        Reduced
0029267309       JONES                    CA               95835           P              PU                   1        Reduced
0029268489       GUILLIAMS                MI               48160           P              SF                   1       Standard
0029269230       SHA                      CA               94544           P              SF                   1       Standard
0029269305       CONNOLLY                 MA               01950           P              SF                   1        Reduced
0029269339       NGO                      CA               95020           P              SF                   1       Standard
0029269420       FISHER                   WA               98008           P              SF                   1       Standard
0029269545       UPSON                    NH               03801           P              SF                   6       Standard
0029271442       NEWMAN                   CO               80210           P              SF                   8        Reduced
0029274081       REINERTSON               CA               92211           P              PU                   1       Standard
0029276342       STOTLAR                  VA               23454           P              SF                   1       Standard
0029276441       NAZARETH                 CA               92602           P              PU                   1       Standard
0029276508       MARMORATO                GA               30075           P              PU                   1       Standard
0029276599       POCZATEK                 IL               60657           P              CO                   8       Standard
0029276623       CANTER                   NC               28117           P              SF                   1       Standard
0029276664       HACKSTAFF                CO               80206           P              TH                   8       Standard
0029276698       JACKSON                  NM               87107           P              PU                   1       Standard
0029276755       GOODSELL                 UT               84062           P              PU                   8       Standard
0029276805       OLSON                    CO               80209           P              SF                   1       Standard
0029276839       REDMOND                  AL               35242           P              PU                   8       Standard
0029276854       MOORE                    UT               84004           P              SF                   6       Standard
0029276904       GASPERUT                 CO               80424           S              PU                   1       Standard
0029276938       GOUGH                    MD               21037           P              PU                   1       Standard
0029277019       HARRIS                   TX               77469           P              PU                   8       Standard
0029277084       LARSON                   CA               92646           P              SF                   8       Standard
0029277100       DIMANNA                  CO               80031           P              PU                   6       Standard
0029277175       LOCKE                    UT               84098           P              SF                   1        Reduced
0029277258       PORTER                   CA               93444           P              SF                   1       Standard
0029277290       NGUYEN                   VA               22030           P              SF                   8       Standard
0029277340       LUNDGREN                 ID               83616           P              PU                   1       Standard
0029277431       VAN LANGEN               CA               95076           S              SF                   1        Reduced
0029277456       KLANK                    IL               60190           P              SF                   8       Standard
0029277506       STRICKLAND               CA               95060           P              SF                   1       Standard
0029277530       BISCHEL                  MN               55340           P              SF                   8       Standard
0029277597       RAZAVI                   CA               92614           P              PU                   1       Standard
0029277613       COLEY                    VA               23831           P              SF                   8        Reduced
0029277639       ANSON                    CA               92009           P              CO                   1       Standard
0029277738       GRAVES                   OK               74114           P              SF                   1       Standard
0029277746       MCKEANY                  CA               95125           P              SF                   1       Standard
0029277795       OLGUIN                   CA               91724           P              PU                   1       Standard
0029277803       MCGIVNEY                 IL               60521           P              SF                   8       Standard
0029277902       ECCARIUS                 MO               63017           P              SF                   1       Standard
0029277985       AMARO                    AZ               85745           P              SF                   8       Standard
0029278074       ALIBRANDI                MA               01845           P              SF                   8       Standard
0029278124       HAGA                     VA               22305           P              SF                   1       Standard
0029279502       YANEZ                    CA               92084           P              SF                   6        Reduced
0029280328       MANNION                  CO               80224           P              SF                   1        Reduced
0029281821       KING                     OH               43004           P              SF                   1       Standard
0029281839       DAS                      MD               20854           P              SF                   1       Standard
0029281854       MURPHY                   VA               20170           P              PU                   6       Standard
0029281888       RICHARDS                 FL               33134           P              SF                   1        Reduced
0029281920       STEVENS                  AL               35124           P              PU                   1       Standard
0029281946       LEE                      DC               20016           P              SF                   1       Standard
0029282019       DOWNIE                   IL               60203           P              SF                   1       Standard
0029282514       COE                      IL               60015           P              SF                   8       Standard
0029282563       KHANNA                   CA               95037           P              PU                   1       Standard
0029285012       ANDERSON                 CO               80027           P              PU                   1       Standard
0029285624       HICKS                    NY               11743           P              SF                   1        Reduced
0029290103       GLUSKY                   FL               33330           P              PU                   1       Standard
0029290640       LIBOON                   CA               92646           P              SF                   6        Reduced
0029290962       SPENCER                  FL               33705           P              SF                   1        Reduced
0029291069       GREEN                    FL               34102           P              SF                   6        Reduced
0029291101       MOAK                     FL               33330           P              PU                   1        Reduced
0029291317       ORTIZ                    FL               33328           P              PU                   1       Standard
0029291713       NOVACK                   CA               92024           P              PU                   8        Reduced
0029291721       KELSH                    IL               60613           P              CO                   1        Reduced
0029291820       BRANT                    FL               33330           P              PU                   1        Reduced
0029291986       BRENNER                  IL               60510           P              SF                   1       Standard
0029292133       COELHO                   IL               60613           P              CO                   1       Standard
0029292190       DORBAND                  CO               80138           P              SF                   6        Reduced
0029292307       ANTONELLO                FL               33330           P              PU                   1        Reduced
0029292380       BAUER                    IL               60613           P              CO                   1        Reduced
0029293321       DUCHARME                 VA               22039           P              PU                   1        Reduced
0029294246       GUBITOSI JR              NC               27949           I              PU                   8       Standard
0029294345       KOLDEN                   CA               92656           P              PU                   1       Standard
0029296985       SONG                     CA               90275           P              SF                   1       Standard
0029297009       KOERBER                  CA               94550           P              PU                   1       Standard
0029297017       KROSTAG                  TX               78703           P              SF                   1        Reduced
0029297108       STAMM                    VA               22553           P              PU                   1       Standard
0029297314       ENRIGHT III              TX               76092           P              PU                   1        Reduced
0029297397       ENGEL                    CA               92688           P              SF                   1        Reduced
0029297470       FRASIER                  CO               80120           P              SF                   1       Standard
0029297702       CONTE                    CA               90036           P              SF                   8       Standard
0029297819       MARR                     OK               74136           P              SF                   1        Reduced
0029297900       ENDE                     NY               11746           P              SF                   1        Reduced
0029297934       MALONEY                  MD               20882           P              PU                   1        Reduced
0029298098       KELLEM                   MA               02459           P              SF                   6        Reduced
0029298932       EDMEYER                  FL               34134           S              PU                   1        Reduced
0029300910       QUISENBERRY              CA               95119           P              SF                   8       Standard
0029301173       LEE                      CA               90019           P              2F                   1       Standard
0029301223       ERLBACHER                NC               28105           P              SF                   1       Standard
0029301298       PACQUING                 CA               93030           P              SF                   6       Standard
0029301520       HOCHHEIMER               NJ               08502           S              SF                   1       Standard
0029301777       ROITMAN                  NY               11793           P              SF                   1        Reduced
0029301934       KONG                     MA               01545           P              SF                   1        Reduced
0029302056       KIM                      CA               95070           P              SF                   1       Standard
0029302429       SANTO                    CA               92629           P              PU                   1        Reduced
0029302510       VANDESTRAAT              CA               92128           I              CO                   1       Standard
0029302619       DITTO                    TX               78654           P              PU                   8        Reduced
0029303286       WOOLLEN                  NC               28209           P              SF                   1        Reduced
0029304938       FLORES                   TX               78731           P              SF                   1        Reduced
0029305026       LEE                      CA               90004           P              SF                   8       Standard
0029305075       DURBIN                   MN               55304           P              SF                   1       Standard
0029306255       SONG                     CA               92130           P              CO                   1       Standard
0029306271       GAFFNEY                  CA               92027           P              SF                   6       Standard
0029306297       FLYNN                    CA               92602           P              PU                   1       Standard
0029306412       WOODFIN                  FL               32503           P              SF                   8        Reduced
0029306446       LEE                      CA               92373           P              PU                   1        Reduced
0029306610       DEMEL                    WA               98513           P              SF                   6        Reduced
0029306636       BERARDI SR               FL               34990           P              PU                   8        Reduced
0029306669       GARCIA                   CA               94107           P              CO                   6        Reduced
0029306693       GEOGHEGAN                VA               22182           P              PU                   1       Standard
0029306842       ALLEN                    TN               37885           P              SF                   6       Standard
0029308095       BEAMES JR                FL               32210           P              SF                   1        Reduced
0029308350       WELLS                    MN               55405           P              SF                   8        Reduced
0029308566       LESZINSKE                NM               87114           P              SF                   8        Reduced
0029308947       CASERTA IV               AZ               85259           P              PU                   1       Standard
0029312675       RICE SR                  GA               30127           P              SF                   6       Standard
0029312907       BUI                      CA               91381           P              PU                   1       Standard
0029312998       BRAUCHLER                CO               80228           P              PU                   1       Standard
0029313848       COLLINS                  CO               80134           P              PU                   1        Reduced
0029313863       OLIVER                   CA               92009           P              CO                   1       Standard
0029314911       ANDRADE                  CA               95376           P              SF                   1       Standard
0029314960       TRAN                     CA               95123           P              PU                   1       Standard
0029315009       AGULTO                   CA               91206           P              SF                   6       Standard
0029315025       LUSTER                   NM               87025           P              SF                   1       Standard
0029315058       MAURUTTO                 CA               93720           P              PU                   1       Standard
0029315066       KREBSBACH                CA               94928           P              SF                   6       Standard
0029315074       SCATENA                  CA               95020           P              SF                   1       Standard
0029315116       MOTOKI                   UT               84109           P              SF                   6       Standard
0029315132       JOHANNINGMEIER           CO               80209           P              CO                   6       Standard
0029315165       FUGINA                   MO               63304           P              PU                   8       Standard
0029315207       KUMAR                    CA               95130           P              SF                   1       Standard
0029315272       INGRAM                   CA               95403           P              SF                   8        Reduced
0029315330       BILLINGER                CO               80516           P              PU                   1       Standard
0029315397       MATTEROLI                CA               95123           P              SF                   8       Standard
0029315421       MANDARINO JR             IL               60559           P              PU                   1       Standard
0029315447       LEGGETT                  GA               30127           P              PU                   6       Standard
0029315454       CLICK                    AZ               85053           P              SF                   1        Reduced
0029315520       WOODS                    TX               78735           P              PU                   1       Standard
0029315728       TELLEZ                   IL               60134           P              PU                   1        Reduced
0029315892       PERCIFUL                 GA               30318           P              SF                   6       Standard
0029315926       SCAVO                    IL               60173           P              PU                   8       Standard
0029315983       CAPALBO                  IL               60014           P              SF                   8        Reduced
0029316064       GAZZOLA                  GA               30338           P              PU                   1       Standard
0029316155       TOMAR                    IL               60712           P              SF                   6       Standard
0029319274       RADKE                    WA               98040           P              SF                   6       Standard
0029319522       GULATI                   CA               94945           P              SF                   1        Reduced
0029326972       DOTTORE                  FL               32779           P              PU                   1        Reduced
0029327061       VENUCHEKOV               VA               22124           P              SF                   8       Standard
0029327103       LEWIS                    MO               65714           P              SF                   8        Reduced
0029327285       WEATHERBY                GA               30306           P              SF                   8        Reduced
0029327525       DOHERTY                  TX               75214           P              SF                   1        Reduced
0029327632       HOLLAND                  NC               28226           P              PU                   1        Reduced
0029327699       PEAK                     TX               76034           P              SF                   8        Reduced
0029327715       TEDESCHI                 GA               30327           P              SF                   1       Standard
0029327889       HOEFER                   VA               20171           P              PU                   6        Reduced
0029327996       ROE                      FL               32819           P              PU                   8       Standard
0029328044       TAYAPONGSAK              FL               32256           P              PU                   1       Standard
0029329620       BENNETT                  GA               30331           P              PU                   1        Reduced
0029329729       DAM                      CA               95121           P              SF                   1        Reduced
0029330610       BURBY                    NV               89135           P              PU                   1       Standard
0029332681       STONIS                   IL               60521           P              SF                   1       Standard
0029333127       ACCETTA                  CO               80220           P              SF                   6       Standard
0029333234       SKORDILIS                IL               60007           P              PU                   1        Reduced
0029333366       LOZANO                   CA               90245           P              SF                   1       Standard
0029333374       STRICKLAND               NC               28480           P              SF                   8        Reduced
0029333549       CURRY                    MD               21797           P              PU                   1        Reduced
0029333622       STASSI                   CA               91011           P              SF                   1        Reduced
0029333739       OBRIEN                   IL               60201           P              SF                   1        Reduced
0029333911       MARZETTA                 WA               98034           P              SF                   8       Standard
0029334224       MAKITA                   CA               95005           P              SF                   6        Reduced
0029335320       JORDAN                   VA               22314           P              TH                   1        Reduced
0029335858       NGUYEN                   CA               92648           P              PU                   1        Reduced
0029337961       CALCOTE                  TX               77401           P              SF                   1       Standard
0029338019       GILMORE                  GA               30252           P              SF                   8        Reduced
0029338068       COSTELLO III             CA               94530           P              SF                   6        Reduced
0029338100       MARION                   NC               27055           P              PU                   8        Reduced
0029338316       MITCHELL                 IL               60618           P              CO                   1        Reduced
0029340460       KELLY                    MD               20816           I              SF                   1       Standard
0029340700       HAMOOD                   MI               48307           P              PU                   8        Reduced
0029340718       MONTGOMERY               TN               37922           P              SF                   6        Reduced
0029340957       HIXON                    MD               20816           P              SF                   6       Standard
0029341633       MCCRACKEN                VA               22205           P              SF                   1       Standard
0029341666       DENISCO                  FL               33618           P              PU                   1       Standard
0029341799       WHITE                    FL               33609           P              SF                   1       Standard
0029341930       MILLER                   TX               78628           P              PU                   1        Reduced
0029342003       THOMAS                   PA               17601           P              SF                   1       Standard
0029343035       BAUM                     GA               30324           P              SF                   1        Reduced
0029343076       ROWELL                   TX               76013           P              PU                   1       Standard
0029343191       KIM                      VA               20169           P              PU                   1       Standard
0029343779       PETERMEYER               OR               97229           P              SF                   6       Standard
0029343829       STRETTON                 WA               98033           P              SF                   6       Standard
0029343985       HOLMEN                   NV               89135           P              PU                   1       Standard
0029344041       JANES                    WA               98422           P              SF                   1        Reduced
0029344074       BUCHANAN                 CA               94513           P              SF                   1       Standard
0029344090       HENRIKSEN                MO               63124           P              PU                   1       Standard
0029344165       BRONDOLO JR              CA               94513           P              SF                   1       Standard
0029344199       ALVAREZ II               MD               20910           P              SF                   1       Standard
0029344355       BERMAN                   CA               95746           P              PU                   1       Standard
0029344389       BETTS                    CA               92025           P              SF                   1       Standard
0029344413       BALLARD                  TX               75034           P              PU                   1       Standard
0029344439       BARON                    CA               94513           P              SF                   1       Standard
0029344454       WEISGERBER               FL               32746           P              PU                   1       Standard
0029344496       WILKINSON                CA               92867           P              PU                   1        Reduced
0029344512       SELENSKY                 TX               75089           P              PU                   1       Standard
0029344538       SHIPMAN                  TX               77082           P              PU                   1        Reduced
0029344553       STEWART                  WA               98034           P              SF                   1       Standard
0029344603       NOEL                     TX               77081           P              SF                   1       Standard
0029344611       OSHINSKI                 CO               80401           P              PU                   1       Standard
0029344660       NEAL                     WA               98275           P              SF                   1        Reduced
0029344710       KRUEGER                  WA               98026           P              SF                   1        Reduced
0029345956       HIRSCH                   FL               33332           P              PU                   1       Standard
0029346053       KUNZ                     NV               89436           P              PU                   1        Reduced
0029346061       REINOSO                  TX               78577           P              SF                   8        Reduced
0029346079       OZIOLI JR                VA               22003           P              SF                   1        Reduced
0029346129       AKSOYLU                  VA               22182           P              SF                   6        Reduced
0029346731       PAVLONNIS III            CT               06762           P              SF                   1       Standard
0029346814       THORN                    VA               20147           P              PU                   1       Standard
0029346863       MUCCHETTI                MD               20817           P              SF                   1       Standard
0029346871       SULLIVAN                 CA               94501           P              SF                   1        Reduced
0029348281       BELLEMARE                AZ               85259           P              PU                   6        Reduced
0029350899       KERR                     CA               95119           P              SF                   1       Standard
0029350964       WOOD                     VA               22079           P              PU                   1       Standard
0029351517       SKULNIK                  NY               11566           P              SF                   1       Standard
0029352119       CASTALDY                 NY               11746           P              SF                   1       Standard
0029359585       REMINGTON                DC               20002           P              SF                   1        Reduced
0029359726       ANASTASAKOS              NY               10309           P              SF                   1        Reduced
0029359759       ROBINSON                 MD               21029           P              PU                   1       Standard
0029359833       PETROW                   NY               10536           P              SF                   1       Standard
0029359874       VELEZ                    GA               30004           P              PU                   1       Standard
0029360617       JUENGER                  NY               10533           P              SF                   1       Standard
0029361110       CYRIAC                   IL               60061           P              SF                   1       Standard
0029361318       DENEUI                   TX               77006           P              PU                   1       Standard
0029361409       BOALICH                  AZ               86001           P              PU                   8        Reduced
0029361631       SLATER                   NY               10309           P              2F                   1       Standard
0029367935       BANKS                    CO               80906           P              SF                   1        Reduced
0029368693       LANGE                    CO               80016           P              SF                   6       Standard
0029368776       ADER                     CA               95129           P              SF                   8       Standard
0029368867       BORSODY                  CA               95037           P              PU                   1       Standard
0029368933       JURGENS                  CA               93401           P              SF                   1       Standard
0029368982       ZIRBES                   CA               93907           P              PU                   1       Standard
0029369006       SEKERSKY                 CO               80138           P              PU                   1       Standard
0029369014       TOOMER                   UT               84050           P              PU                   8       Standard
0029369121       HUMPHRIES                CO               80132           P              SF                   1       Standard
0029369220       CASSITY                  UT               84065           P              SF                   6       Standard
0029369337       ROSS                     CO               80921           P              SF                   1        Reduced
0029369360       BRANNEN                  CO               80550           P              PU                   8       Standard
0029369402       BULGRIN                  IL               60018           P              SF                   6       Standard
0029369477       HENLEY                   VA               20136           P              SF                   1       Standard
0029371788       COHEN                    IL               60022           P              SF                   8        Reduced
0029371820       OGARA                    MA               02460           P              SF                   1       Standard
0029371895       GRANO                    IL               60048           P              SF                   6       Standard
0029371929       PILDIS                   CT               06410           P              SF                   8       Standard
0029371937       BARFORD                  MO               63005           P              PU                   8       Standard
0029372034       MCKENNA                  PA               19085           P              PU                   1       Standard
0029372257       KAZEMI                   MD               21036           P              SF                   1       Standard
0029372299       CAPEL                    GA               30067           P              PU                   1       Standard
0029372430       LAMPLE                   IL               60048           P              SF                   6       Standard
0029372588       CRONIN                   CA               91607           P              SF                   8       Standard
0029372638       KADIYALA                 MD               20853           P              PU                   1       Standard
0029372661       LOWERY                   CA               92673           P              PU                   1       Standard
0029372760       CASHION                  GA               30152           P              PU                   1       Standard
0029374329       KOOK JR                  OR               97701           P              SF                   6       Standard
0029374790       KERRIGAN                 VA               23838           P              PU                   8       Standard
0029375045       BEJARANO                 AZ               85737           P              PU                   1       Standard
0029375185       MCCUTCHEON               TX               77469           P              SF                   8       Standard
0029375276       ORNESS                   CA               92020           P              SF                   1       Standard
0029375581       RIDDLE                   CA               92084           P              SF                   8       Standard
0029375748       BORDERS                  CA               95403           P              SF                   8       Standard
0029375789       GRANADOS                 CA               94611           P              SF                   1       Standard
0029375920       GRIFFIN                  VA               23838           P              PU                   8       Standard
0029375961       KAITNEERANART            CA               92064           P              PU                   1       Standard
0029376068       TUKSAVULOGLU             CA               95136           P              CO                   1       Standard
0029376134       KAYAL                    CA               92620           P              PU                   1        Reduced
0029376159       FLETCHER                 WA               98072           P              SF                   1        Reduced
0029376191       STAINBROOK               CO               80538           P              PU                   8       Standard
0029376258       TALLEY                   CA               93405           P              SF                   1       Standard
0029376282       MATOS                    CA               95065           P              SF                   8       Standard
0029376290       LEWIS                    CA               95032           P              SF                   1       Standard
0029376324       MIDDLETON                CO               80126           P              PU                   6       Standard
0029376373       HILTON                   CO               80237           P              PU                   1       Standard
0029376399       COSTA                    CA               95023           P              SF                   6       Standard
0029376423       JAMES                    CA               95616           P              PU                   8       Standard
0029376449       ROWE                     CA               92707           P              SF                   1       Standard
0029376472       WHITEHEAD                CA               93611           P              PU                   8       Standard
0029376498       STEHMAN                  CA               93611           P              PU                   8       Standard
0029381837       WOJCIK                   IL               60657           P              2F                   6        Reduced
0029399938       PERRONE                  FL               34209           P              SF                   1       Standard
0029400140       SCHERER                  FL               33950           P              SF                   1       Standard
0029400207       AARON                    FL               34689           P              PU                   1       Standard
0029400231       BLAUSTEIN                FL               34219           P              PU                   1       Standard
0029400397       GAY                      FL               32250           P              SF                   8       Standard
0029407947       WHITE                    FL               33556           P              SF                   8       Standard
0029408242       TURNER JR                FL               33715           P              SF                   1       Standard
0029408275       TOOTHAKER                FL               34202           P              PU                   8       Standard
0029408291       GORDON                   FL               33914           P              PU                   1       Standard
0029408317       KNOWLES                  FL               34202           P              PU                   1       Standard
0029408358       VRANJICAN                FL               33913           P              PU                   1       Standard
0029408416       NAVORI                   FL               33609           P              SF                   1       Standard
0029411667       KULAK                    VA               20132           P              SF                   8        Reduced
6001485405       DOUB                     TX               75230           P              PD                   1       Standard
6002530282       BROLIN                   CA               94556           P              SF                   8        Reduced
6010500186       FOSKETT                  CA               91737           P              PD                   1        Reduced
6016180199       ULTRERAS                 CA               95122           P              SF                   1       Standard
6019568275       FREDERICK                WA               98052           P              SF                   1        Reduced
6020405822       BARER                    CA               94583           P              PA                   1       Standard
6021024002       BIETZ                    CA               94574           P              SF                   1       Standard
6022146531       SOLIS                    CA               90048           P              2F                   8       Standard
6026554433       CARLSON                  CA               92660           P              PD                   6       Standard
6034730165       ERVIN                    TX               75093           P              PD                   1       Standard
6035258893       EKHOLM                   CA               92624           P              SF                   1        Reduced
6038566185       BOSWELL                  CA               94563           P              SF                   8        Reduced
6042094802       O'LEARY                  CA               94002           P              SF                   6       Standard
6045892491       HORSLEY                  CA               94901           P              SF                   8       Standard
6049444844       COWAN                    AZ               86336           P              PD                   1       Standard
6051713573       CARNEY JR                FL               33477           S              PD                   1        Reduced
6055018656       SIDERITS                 CA               95046           P              SF                   6       Standard
6056138230       NOWLIN                   TX               77381           P              PD                   1        Reduced
6056667436       MORALES                  CA               92651           P              SF                   1       Standard
6058049807       HAYNES                   CA               90038           P              SF                   1        Reduced
6060295828       KIRBY                    CA               93402           P              SF                   1       Standard
6060559058       ADKISON                  MO               64060           P              SF                   1       Standard
6061684764       SCHWARTZ                 CA               95073           P              SF                   6       Standard
6062621500       GILES                    CA               94131           P              CO                   6        Reduced
6064999250       YOLO                     CA               95448           P              SF                   6       Standard
6065990407       HOLLOWAY JR              CA               94040           P              2F                   8       Standard
6066273357       DAVIS                    NJ               07631           P              CO                   1       Standard
6066542363       LASH                     CA               93940           P              PD                   8        Reduced
6071009598       GOLDSTEIN                IL               60062           P              SF                   1       Standard
6077793781       CAPELLO                  CA               94566           P              SF                   1        Reduced
6079404379       HOLLERAN                 CA               90803           P              PD                   1       Standard
6082339992       HUNTER                   CA               92602           P              SF                   1        Reduced
6082669844       YOUNG                    CA               94030           P              SF                   1        Reduced
6087181761       MURRAY                   FL               34236           P              CH                   1        Reduced
6091324621       CHANG                    CA               94015           P              SF                   1       Standard
6102231997       MAZE                     CA               94536           P              SF                   1       Standard
6103829716       JALBERT                  MD               20854           P              PD                   6       Standard
6107627470       LUKASKO                  CA               95404           P              SF                   8        Reduced
6110342695       EWER                     CA               94131           P              SF                   6        Reduced
6120608630       BRYANT                   CA               94513           P              PD                   1        Reduced
6121737800       OVERTON-MANN             CA               94062           P              SF                   6        Reduced
6122915538       OSLE                     FL               33134           P              SF                   1       Standard
6122990911       HARRIS                   CA               95602           P              SF                   6       Standard
6126324638       JONES                    CA               92648           P              PD                   1       Standard
6126449591       CHEMERS                  CA               92673           P              PD                   1       Standard
6129894611       KUSSMAN                  WA               98019           P              SF                   8       Standard
6133548005       SMITH                    CA               95209           P              PD                   8        Reduced
6135458047       GRAY                     CA               92373           P              SF                   1        Reduced
6139515875       ZHU                      CA               92008           P              PD                   1        Reduced
6142075586       TRUAX                    CA               94521           P              SF                   6       Standard
6142732624       PETERS                   NV               89109           P              CH                   1        Reduced
6143894605       LAMBERT                  CA               90740           P              SF                   6        Reduced
6147072406       ROOHAN                   CA               90505           P              SF                   1        Reduced
6153657223       BEEM                     CA               96150           P              SF                   8       Standard
6157404333       PIRZADEH                 CA               92782           P              PD                   8        Reduced
6159171799       FARIS                    CA               92679           P              PD                   1        Reduced
6162863820       SMITH                    OR               97330           P              SF                   8       Standard
6165417665       ADAMS                    CA               95032           P              SF                   8       Standard
6170344433       GLASGOW JR               CA               94506           P              PD                   1       Standard
6171695478       CHANDLEY                 CA               94061           P              SF                   1       Standard
6172310465       KNOBEN JR                WA               98328           P              SF                   1        Reduced
6173905651       OWENS                    CA               94301           P              SF                   1       Standard
6174217585       VIANE                    CA               91377           P              SF                   1        Reduced
6175512679       SLICK IV                 CA               95138           P              PD                   8       No Ratio
6182393527       RODRIGUEZ                CA               90405           P              SF                   6       Standard
6182973195       MASON                    CA               92025           P              SF                   1       Standard
6183072856       RASBEARY                 CA               90292           P              SF                   8       Standard
6183595856       SHARP                    TX               78746           P              SF                   1        Reduced
6185918114       EDWARDS                  CA               94552           P              PD                   8        Reduced
6196490921       PHOA                     CA               90026           P              SF                   8       Standard
6199035939       HO                       CA               94547           P              SF                   1       Standard
6199178085       LEES                     IL               60048           P              PD                   6       Standard
6213123851       LAROCCA                  CA               94110           P              4F                   8       Standard
6214871789       RIFFLE                   NC               28127           P              PD                   8       Standard
6216597523       LOWRY                    SC               29928           I              PD                   8       Standard
6218277637       LEARY                    CA               94553           P              SF                   1       Standard
6220939505       HARDESTY                 CA               90277           P              2F                   8        Reduced
6222741933       SULLIVAN                 CA               95472           P              SF                   1        Reduced
6222889039       BEACH                    CA               94568           P              PD                   8        Reduced
6224351939       HASTINGS                 CA               95062           P              SF                   1        Reduced
6226280995       HACKETT                  CA               94559           P              SF                   6       Standard
6226507629       RUDINGER                 CA               94404           P              PA                   6       Standard
6231254837       KILAGHBIAN               CA               91011           P              SF                   8       Standard
6236603327       MACLACHLAN               WA               98028           P              PD                   6        Reduced
6244551443       JOHNSON                  CO               80428           S              SF                   8       No Ratio
6245444523       SULITEANU                CA               94925           P              SF                   1       Standard
6245819054       ALLEN                    NJ               08812           P              SF                   1        Reduced
6247335950       BADESHA                  CA               94587           P              SF                   8        Reduced
6249604742       PATEL                    CA               92130           P              SF                   8       No Ratio
6251164601       FLEMING                  CA               92107           P              SF                   1        Reduced
6258529855       COLE                     NC               28269           P              SF                   1        Reduced
6260603029       ULEWICZ                  CA               94404           P              CO                   8        Reduced
6261430273       SHEEHAN                  CA               90069           P              CO                   6       Standard
6266024618       ALONGI                   CA               95037           P              SF                   6        Reduced
6266673539       GOPAL                    MA               01701           P              SF                   1        Reduced
6269454770       TABRIZI                  CA               92130           P              PD                   8       No Ratio
6270192716       LESSINGER                FL               33076           P              PD                   1       Standard
6273494549       HELLER                   CA               90049           P              SF                   8        Reduced
6275955794       LITTLE                   CA               94027           P              SF                   6        Reduced
6277458912       PRATT JR                 CA               95070           P              SF                   6       Standard
6277475486       CASSEL                   CA               94568           P              SF                   1       Standard
6283992979       FONG                     CA               94568           P              SF                   1        Reduced
6284784326       ZUG                      CA               95746           P              SF                   1        Reduced
6285550288       MORRIS                   VA               22204           P              SF                   8        Reduced
6287450800       PIPES                    CA               93940           P              SF                   1       Standard
6290200218       WICKERHAM                CA               93953           P              SF                   1        Reduced
6296322685       BREUER                   CA               94112           P              SF                   1        Reduced
6296841775       LING                     CA               94066           P              SF                   1       Standard
6301349038       PATRICK                  CA               94404           P              PA                   6       Standard
6302360273       POTTER                   CA               92692           P              SF                   8        Reduced
6315658804       ROWLAND                  CA               94607           P              CO                   1        Reduced
6316316717       BULLARD                  CA               94024           P              SF                   8       Standard
6322036978       USHERWOOD                CA               92270           P              PD                   1        Reduced
6323358645       SMITH                    CA               90069           P              CO                   6        Reduced
6324290011       DUFFY                    CA               93923           P              SF                   6        Reduced
6325424957       NOLAN                    MD               21054           P              SF                   1        Reduced
6326217327       TOSCANO                  CA               93906           P              SF                   1        Reduced
6326749048       LAGUNTE                  CA               94112           P              SF                   6       Standard
6332772943       BELMONT                  VA               22314           P              SF                   1       Standard
6332932364       KNOTT                    CA               92020           P              SF                   1        Reduced
6333538368       ROMEI                    CA               94070           P              SF                   6       Standard
6336847998       NICHELINI JR             CA               94574           P              SF                   6        Reduced
6338620377       FISKIO                   MA               02482           P              SF                   6       Standard
6339756824       SABADO                   CA               92673           P              PD                   1        Reduced
6348868495       SHANE                    CA               90068           P              SF                   8       Standard
6354210889       MIRANI                   CA               94556           P              SF                   8        Reduced
6354289776       FOSTVEDT                 ID               83333           P              SF                   6       Standard
6359113476       ELLIS                    GA               31328           S              PA                   1       Standard
6360462615       SHEEHAN                  CA               94553           P              PD                   8       Standard
6360762543       WU                       VA               22027           P              PD                   1       Standard
6361312629       CARDAMONE                CA               93923           P              SF                   6        Reduced
6364895216       MOELLER                  GA               30269           P              SF                   1       Standard
6365210746       SCHAFFER-PERLUS          CA               95020           P              SF                   1       Standard
6365510814       KHAMESI                  VA               22066           P              SF                   1       Standard
6367048649       FARNHAM                  CA               90272           P              SF                   8        Reduced
6372712205       BRADY                    CA               90036           P              SF                   8        Reduced
6373765046       STARR                    CA               92869           P              PD                   1        Reduced
6374619960       MOOR                     CA               94607           P              CO                   1        Reduced
6385661142       KIM                      CA               91748           P              PD                   1       Standard
6395312983       BUIZA                    CA               94544           P              SF                   1       Standard
6396729706       GELLMAN                  CA               90048           P              SF                   1       Standard
6397952364       BRILL JR                 CA               94404           P              SF                   8       No Ratio
6399291837       IBRAHIM                  CA               90278           P              CO                   1        Reduced
6404898022       HOEKSTRA                 NM               88203           P              SF                   1       Standard
6405675528       COCCARO                  IL               60615           P              CP                   1       Standard
6406509593       BOND JR                  NC               28741           S              SF                   8       Standard
6407975660       OSTENDORF                VA               23233           P              PD                   1        Reduced
6410215500       TERRY                    CA               94010           P              SF                   6        Reduced
6415952388       UZZELL                   CA               95688           P              SF                   1       Standard
6417381503       KNEIP                    CA               94116           P              SF                   1        Reduced
6418610959       ARANAS                   NV               89107           P              SF                   6       Standard
6419816985       BARNES                   CA               94595           P              SF                   6        Reduced
6420471671       PROCTOR                  AR               71913           P              PD                   1        Reduced
6421334621       WYMAN                    CA               94118           P              CO                   6        Reduced
6422761509       CHOPNAK                  CA               94951           P              SF                   1        Reduced
6425310841       JONES                    CA               94030           P              SF                   1       Standard
6425675599       CACHO                    CA               94585           P              SF                   1        Reduced
6433474373       HEYMANN                  TX               75062           P              PD                   8       Standard
6435755530       OLIVA                    CA               94030           P              SF                   6       Standard
6438697424       TRACKMAN                 NV               89449           P              SF                   8       No Ratio
6441888721       MUSIELEWICZ              CA               95060           P              SF                   1       Standard
6444185075       MOONEY                   MA               02114           P              CO                   1        Reduced
6444998394       BARTIDO                  CA               94015           P              SF                   6       Standard
6445248104       SEIDMAN                  AZ               85255           P              PD                   1       Standard
6445481630       MACK                     SC               29487           S              SF                   1        Reduced
6450794398       CARRIZOSA                FL               33326           P              PD                   8       Standard
6451301896       ENAMAIT                  CA               95020           P              SF                   1       Standard
6453239870       JENNINGS                 CA               94566           P              SF                   1       Standard
6458194948       GERMANOS                 CA               95762           I              SF                   1       Standard
6458310064       TEMPEL                   MO               63025           P              SF                   8        Reduced
6462201200       KOLLMANN                 CA               94030           P              SF                   6       Standard
6465240338       JAPPAY                   CA               94510           P              SF                   1       Standard
6477291188       LEVY                     CA               94558           P              SF                   1        Reduced
6477956251       DAVID                    CA               90274           P              CO                   1       Standard
6481014527       HASKETT                  CA               94501           P              SF                   1        Reduced
6481397872       BOOZER                   CA               95356           P              SF                   8       No Ratio
6489467545       PEARSON                  CA               95128           P              SF                   8       Standard
6499176680       PERRY                    NC               28270           P              SF                   1        Reduced
6508845317       MATHES                   CA               94546           P              SF                   1        Reduced
6510593186       SU                       CA               94539           P              SF                   8       Standard
6512449791       AVILA                    CA               95135           P              CO                   6       Standard
6512566867       BORNSTEIN                CA               90291           P              CO                   6        Reduced
6515362397       SCOTT                    CA               93460           P              SF                   8       Standard
6519815051       WILLIAMS                 CA               94954           P              SF                   1       Standard
6520073518       OU-YANG                  CA               95135           P              SF                   1       Standard
6521608031       SCOTT                    CA               92122           P              SF                   1       Standard
6522547642       HOLLWEDEL                CA               94022           P              SF                   8       No Ratio
6523547500       ORNELLAS                 CA               95247           I              SF                   1       Standard
6523809223       VENERABLE                VA               20170           P              PD                   6       Standard
6524298335       BRUNI                    CA               94062           P              SF                   8       Standard
6527220732       GEMEINER                 CA               94536           P              SF                   6       Standard
6529368661       GUZY                     IL               60010           P              SF                   8        Reduced
6531169628       SRYBNIK                  CA               95476           P              PD                   8       No Ratio
6534866873       LAMBERT                  VA               22207           P              SF                   6        Reduced
6535637372       SANDERS JR               UT               84060           S              CO                   8       Standard
6535893629       DARENSBOURG              GA               30075           P              PD                   1        Reduced
6537962752       STOUTLAND                CA               94596           P              SF                   1        Reduced
6542841355       MERCER                   MO               63017           P              SF                   8       No Ratio
6547469889       CLARKE III               GA               30326           P              CH                   1        Reduced
6552542422       MERCADO                  CA               94066           P              SF                   1       Standard
6553214146       HOYLE                    MO               63128           P              SF                   1        Reduced
6565368443       GOODE                    CA               90211           P              SF                   8       Standard
6570585593       TAYLOR                   CA               94558           I              2F                   1       Standard
6571390597       BERGSTROM                CA               95062           P              SF                   1        Reduced
6571447793       HARRISON                 WA               98074           P              SF                   1        Reduced
6575918104       PLASCENCIA               CA               94066           P              SF                   1       Standard
6578663509       MURPHY                   CA               93950           P              SF                   8       Standard
6579923803       KULCHITSKAYA             CA               94523           P              PD                   8       Standard
6580792346       SCHERTING                WA               98027           P              PD                   6       Standard
6584688664       ELDER                    MO               64113           P              PD                   8       Standard
6584821745       PETERSON                 CA               90272           P              SF                   1       Standard
6586322684       USSERY                   OK               74427           P              SF                   1       Standard
6586503523       HO                       CA               95135           P              PD                   1        Reduced
6587656932       FRANKLIN                 CA               95132           P              SF                   1        Reduced
6589456752       SEAVER JR                CA               94110           P              CO                   8        Reduced
6592785148       WHITE                    CA               94708           P              SF                   1        Reduced
6598966395       POMERANTZ                CA               90405           P              3F                   1       Standard
6613928669       HURLEY                   CA               92692           P              PD                   8       Standard
6614599303       BAAHMADI                 CA               92808           P              SF                   1        Reduced
6617966137       SMITH                    MD               20854           P              SF                   6       Standard
6621620514       DU                       CA               94085           P              SF                   6       Standard
6627875567       STAAF                    CA               94509           P              SF                   8       Standard
6632109358       DAVIES                   CA               94960           P              SF                   1        Reduced
6633564049       HAMILTON                 MI               48047           P              SF                   8       No Ratio
6636086958       BORRERO                  CA               94568           P              SF                   8       Standard
6637758662       TRAN                     CA               92618           P              PD                   1       Standard
6639898276       SAMSON                   CA               92651           P              SF                   1       Standard
6639903845       PHILLIPS                 CA               94116           P              SF                   8        Reduced
6640687239       SALLENT                  FL               33477           P              PD                   1       Standard
6642391558       AMIR                     CA               93405           P              SF                   1       Standard
6645863041       ANDERSON                 CA               95476           P              SF                   1        Reduced
6646528932       GAUVIN                   CA               94521           P              SF                   1        Reduced
6648120332       CONZ                     CA               92069           P              PD                   1        Reduced
6648230115       MARSHALL                 CA               94566           P              SF                   1        Reduced
6656619076       MAQUEIRA JR              FL               34681           P              PD                   1        Reduced
6658099319       DELEON                   CA               94015           P              SF                   6        Reduced
6658253577       SADEGHI                  CA               94010           P              SF                   1       Standard
6661670973       FEYE                     MA               01776           P              SF                   1       Standard
6663368311       ZAHRIYA                  CA               95133           P              SF                   6       Standard
6663660659       WHITSON                  TX               78628           P              SF                   1       Standard
6666379091       DAVID                    CA               94044           P              SF                   6        Reduced
6668219600       JENG                     VA               22202           P              SF                   1        Reduced
6671672332       ANDERSON                 IL               60004           P              SF                   1        Reduced
6676741421       BUCHANAN                 CA               90277           P              SF                   8        Reduced
6678046191       FLETES                   CA               90230           P              SF                   1        Reduced
6685181619       NELSON                   CA               92679           P              SF                   1       Standard
6685801752       HSU                      CA               95060           P              SF                   1       Standard
6686938157       ALI                      CA               94014           P              SF                   6       Standard
6688441358       BEE                      CA               92101           P              CH                   1        Reduced
6689868997       VANNOY                   MD               20852           P              SF                   1        Reduced
6690596561       ERLIKH                   CA               94015           P              PA                   8        Reduced
6694160042       SHANKS                   CA               95404           P              SF                   6       Standard
6697617154       STUSSER                  ID               83353           S              PA                   1        Reduced
6697942305       BURGESS                  CA               92067           P              SF                   8       Standard
6700630384       AMEY                     CA               95120           P              SF                   1       Standard
6704111290       MALONE                   CA               92262           P              SF                   1        Reduced
6713529060       MACELHENNY JR            CA               95404           P              SF                   1       Standard
6714998942       MILLER                   CA               92657           P              PD                   1       Standard
6717274978       SULLIVAN                 FL               32955           P              SF                   1        Reduced
6720801239       FALLAVOLLITTI            FL               33432           P              SF                   1        Reduced
6723641194       STARK JR                 CA               91361           P              PD                   8        Reduced
6725791658       GIANG                    CA               94539           P              SF                   6       Standard
6728825578       IMLAY                    CA               95023           P              SF                   1        Reduced
6733949942       AL-ATRASH                MD               20878           P              PU                   1        Reduced
6738358164       COSTANTINI               CA               94568           P              PD                   1        Reduced
6741394800       PIANPRASERDKOOL          CA               94112           P              SF                   6       Standard
6741761669       MALCOLM                  CA               95020           P              SF                   6       Standard
6742867580       MERRILL                  CA               92679           P              SF                   8       No Ratio
6745209988       SPRINGMAN                CA               90278           P              SF                   8       Standard
6745429438       BENTON                   CA               94044           P              SF                   6        Reduced
6745791845       DOYLE                    IL               60201           P              SF                   8        Reduced
6750587641       DEBEIKES                 CA               94558           P              SF                   6       Standard
6750992692       DAVIS                    FL               33040           P              SF                   1       Standard
6761090536       CURCI                    CA               92201           P              SF                   1       Standard
6764211915       AMIRKIAI                 CA               94024           P              SF                   6       Standard
6765316358       TAYLOR                   CA               94598           P              SF                   8        Reduced
6767616359       STAEL                    CA               92211           P              PD                   1        Reduced
6768128974       WEST                     CA               94044           P              SF                   1        Reduced
6776527480       COLLINS                  MN               55033           P              SF                   8        Reduced
6781319311       NEUMANN                  CA               94019           P              SF                   6       Standard
6782571670       HEINEY                   CA               94110           P              SF                   1       Standard
6784219344       NGUYEN                   CA               94044           P              SF                   1        Reduced
6785787273       RHODES                   CA               90045           P              SF                   1        Reduced
6787794301       PANGANIBAN               CA               92688           P              SF                   8        Reduced
6792239136       SATTERWHITE              VA               23059           P              PD                   1        Reduced
6796491998       STEINBERG                CA               93111           P              SF                   6        Reduced
6797459127       CORCORAN                 CA               95111           P              SF                   1       Standard
6798938368       ZECH                     CA               92865           P              SF                   1       Standard
6799500811       MURPHY                   MD               20815           P              SF                   6       Standard
6799554396       INVERARITY               CA               94607           P              CO                   1        Reduced
6806251739       TYDINGCO JR              CA               94560           P              SF                   6       Standard
6807054447       LEARY JR                 DC               20016           P              SF                   1        Reduced
6810294089       MORINI                   CA               92630           P              PA                   1        Reduced
6811078317       MCOMBER JR               CA               94306           I              2F                   6       Standard
6817604462       NGUYEN                   CA               95037           P              SF                   1        Reduced
6818931914       BRUNO                    CA               94019           P              SF                   1       Standard
6822899487       HAMMACK-BRENT            FL               33308           P              SF                   1       Standard
6824197211       FLYNN                    CA               94709           P              2F                   1       Standard
6824549346       SPARKS                   CA               92679           P              PD                   1        Reduced
6838860747       HOLMES                   CA               95023           P              SF                   8       Standard
6839942692       RUDISILL                 CA               95746           P              SF                   8       Standard
6841616060       GENESEN                  CA               92270           P              PD                   1       Standard
6842776731       MUSSO                    CA               94542           P              SF                   6       Standard
6844538816       WOLKENMUTH               CA               94583           P              PA                   1        Reduced
6845821518       BOULTON-WALLACE          CA               94018           P              SF                   1       Standard
6846982798       HALL                     CA               95006           P              SF                   1       Standard
6859097260       JOHNSON                  CA               94563           P              SF                   8        Reduced
6859801844       ROBERTS                  CA               92020           P              SF                   6       Standard
6861666052       LAMAR                    CA               94044           P              SF                   6       Standard
6862833479       LANAM                    CA               90292           P              PD                   1       Standard
6870672034       RIVERS                   WA               98279           S              SF                   1        Reduced
6870689376       HILLERT III              TX               77041           P              PD                   1       Standard
6870980791       FINE                     CA               94109           P              2F                   6       Standard
6871480817       TROTT                    FL               33924           S              SF                   1        Reduced
6876939213       CROWELL                  CA               92067           P              PD                   8       No Ratio
6879828397       KESSEL                   CA               90290           P              SF                   8       Standard
6879929906       HONG                     CA               90210           P              CO                   1        Reduced
6880774788       LADRECH                  CA               95746           P              SF                   8       Standard
6886621736       TABER                    CA               92869           P              PD                   1       Standard
6887704457       WIGGINS                  CA               94596           P              SF                   8       Standard
6888482020       DERECHO                  CA               95073           P              SF                   8       Standard
6895233432       NELSON                   CA               95051           P              SF                   1        Reduced
6899317520       MORALES                  CA               95116           P              SF                   6       Standard
6901623428       GARRETT                  CA               95037           P              SF                   8        Reduced
6903041496       COCHRANE                 CA               94583           P              PA                   1        Reduced
6903248976       DOUGLAS                  WA               98144           P              SF                   1       Standard
6905089345       BINDER                   CA               96161           S              PD                   1        Reduced
6907419862       WHITT JR                 FL               33549           S              PD                   1        Reduced
6910307369       ESCOBAR                  CA               95020           I              2F                   1       Standard
6913792609       BERGMAN                  CA               95436           P              SF                   1       Standard
6915634056       FISHER                   CA               95020           P              PD                   8       Standard
6917883933       CURTIN                   SC               29455           S              SF                   1        Reduced
6918303394       LEONIS                   CA               94044           P              PD                   8       Standard
6920661185       SNIDER                   MD               20838           P              SF                   1        Reduced
6920766893       REY                      GA               30004           P              PD                   1       Standard
6924926873       AINSWORTH                NY               11937           P              SF                   1       Standard
6925171594       WALKER                   CA               95125           P              SF                   8       Standard
6927640398       HARRIS                   UT               84010           P              SF                   8        Reduced
6931400946       ROMERO                   CA               94112           P              SF                   1       Standard
6932375519       KAROLICK                 DC               20009           P              SF                   1        Reduced
6932446781       DE LA TORRE              CA               94066           P              SF                   8        Reduced
6933411149       GUTHRIE                  CA               92037           P              CO                   6        Reduced
6935655495       HARRIS                   CA               90278           P              CO                   1       Standard
6937832712       ALLEYNE                  NY               11552           P              SF                   1        Reduced
6937895768       MEHTA                    MA               01460           P              SF                   1        Reduced
6938948749       KIM                      CA               94583           P              PD                   8        Reduced
6939369697       TERRY                    MA               02324           P              SF                   1        Reduced
6939388820       SCHAFFER                 CA               95008           P              SF                   8       Standard
6941057140       LOGIA JR                 CA               94066           P              SF                   6       Standard
6942683845       NELSON                   CA               92673           P              CO                   1        Reduced
6944756169       WOOLDRIDGE               CA               94556           I              SF                   1       Standard
6948973349       HAMPTON                  CA               93105           P              SF                   1        Reduced
6950080009       FOSTER                   CA               95020           P              SF                   1        Reduced
6950288412       DANIEL                   CA               95304           P              SF                   1       Standard
6965388892       JENSEN                   CA               95356           P              SF                   1       Standard
6973870592       ADELMAN                  IL               60611           P              CO                   1        Reduced
6975383958       KLUG                     CA               94510           P              SF                   6       Standard
6975669331       GADDY                    CA               95050           P              SF                   1       Standard
6980335753       FAULKNER                 CA               94941           P              SF                   6        Reduced
6982359538       ABDELLAH                 CA               92688           P              PD                   8       Standard
6982766179       O'KEEFE                  CA               90403           P              CO                   1        Reduced
6987201776       DEAN                     AR               72756           P              SF                   8        Reduced
6987592315       SMITH                    CA               92675           P              PD                   6        Reduced
6991857852       FOWLER                   CA               92610           P              PD                   1       Standard
6992943909       PEASE                    CA               93906           P              SF                   1        Reduced
6995064950       AUERBACH                 CA               90272           P              CO                   1        Reduced
6997032971       MIRAFLOR                 CA               91765           P              PD                   6        Reduced
6997193922       MEYNIG                   VA               20112           P              PD                   1       Standard
6998610098       BENICH                   CA               95136           P              PD                   6        Reduced


Loan             Orig       Interest   First Pay       Maturity            Orig        Original           Monthly     Current
Number            LTV         Rate       Date            Date              Term           PB               P & I      Due Date
------           ----       --------   ---------       --------            ----        --------           -------     --------
0023156227       61.20        8.375    20001201        20301101             360         600,000          4,560.43     20010301
0023843659       89.40        8.250    20010101        20301201             360         420,000          3,155.32     20010301
0023914047       90.00        7.625    20010301        20310201             360         343,232          2,429.37     20010301
0025935834       46.90        7.125    19980501        20280401             360         450,000          3,031.74     20010301
0028630861       80.00        7.625    20010301        20310201             360         420,800          2,978.40     20010301
0028935039       76.80        8.375    20010201        20310101             360         357,000          2,713.46     20010301
0028938686       80.00        8.000    20010301        20310201             360         416,000          3,052.47     20010301
0028951903       74.00        8.125    20001101        20301001             360         284,300          2,110.92     20010301
0028955557       73.90        7.750    20010201        20310101             360         650,000          4,656.68     20010301
0028972156       80.00        8.250    20001201        20301101             360         320,000          2,404.05     20010301
0028979094       85.80        8.125    20001101        20301001             360         343,237          2,548.54     20010301
0028979102       80.00        8.500    20010201        20310101             360         360,000          2,768.09     20010401
0028983526       80.00        8.250    20001201        20301101             360         291,200          2,187.69     20010401
0029008760       80.00        8.375    20001201        20301101             360         452,000          3,435.53     20010301
0029022993       85.00        8.750    20001001        20300901             360         280,500          2,206.69     20010301
0029027075       75.00        8.500    20001101        20301001             360         458,250          3,523.55     20010301
0029033024       79.80        8.375    20010101        20301201             360         347,000          2,637.45     20010301
0029042488       85.60        7.750    20010301        20310201             360         400,000          2,865.65     20010301
0029045770       80.00        7.875    20010201        20310101             360         335,550          2,432.98     20010301
0029058237       80.00        7.500    20010301        20310201             360         560,000          3,915.61     20010301
0029060845       75.00        8.125    20010201        20310101             360         370,500          2,750.96     20010301
0029061173       72.70        7.875    20010101        20301201             360         325,000          2,356.48     20010301
0029065380       80.00        7.875    20010301        20310201             360         293,600          2,128.80     20010301
0029066693       75.00        8.125    20010201        20310101             360         442,500          3,285.55     20010301
0029077393       80.00        8.375    20010101        20301201             360         591,150          4,493.17     20010301
0029085180       72.80        7.875    20010201        20310101             360         300,000          2,175.21     20010401
0029086931       80.00        7.875    20010201        20310101             360         297,600          2,157.81     20010301
0029090149       65.50        8.125    20010201        20310101             360         475,000          3,526.86     20010301
0029090651       80.00        7.875    20010201        20310101             360         341,750          2,477.92     20010301
0029093960       80.00        8.000    20010201        20310101             360         477,450          3,503.36     20010401
0029094281       53.50        7.750    20010201        20310101             360         385,000          2,758.19     20010301
0029095650       80.00        7.875    20010201        20310101             360         315,650          2,288.68     20010301
0029096013       67.30        9.750    20000901        20300801             360         333,000          2,860.98     20010301
0029097250       74.40        7.375    20001101        20301001             360         320,000          2,210.16     20010301
0029097573       62.80        8.125    20010201        20310101             360         468,700          3,480.08     20010401
0029099751       80.00        8.250    20010101        20301201             360         388,000          2,914.92     20010301
0029100435       80.00        7.750    20010201        20310101             360         300,800          2,154.97     20010401
0029102498       67.80        8.125    20010201        20310101             360         305,000          2,264.62     20010301
0029103793       75.00        8.250    20001201        20301101             360         337,500          2,535.52     20010301
0029104171       70.50        8.000    20010201        20310101             360         358,000          2,626.88     20010301
0029105012       90.00        8.375    20010201        20310101             360         337,500          2,565.24     20010301
0029106200       79.00        8.250    20010201        20310101             360         379,550          2,851.44     20010301
0029107018       69.30        8.250    20010201        20310101             360         350,000          2,629.43     20010401
0029108552       79.90        7.875    20010201        20310101             360         284,300          2,061.37     20010401
0029109097       95.00        8.375    20001201        20301101             360         279,200          2,122.13     20010301
0029109626       47.20        8.375    20010201        20310101             360         425,000          3,230.31     20010201
0029111531       80.00        7.875    20010101        20301201             360         479,200          2,929.98     20010301
0029111580       75.00        8.375    20010101        20301201             360         345,000          2,622.25     20010301
0029113289       66.20        8.125    20010101        20301201             360         350,000          2,598.75     20010301
0029114014       80.00        8.500    20010201        20310101             360         447,200          3,438.58     20010301
0029118551       80.00        8.125    20000901        20300801             360         381,900          2,835.60     20010301
0029122728       80.00        7.875    20010201        20310101             360         388,000          2,813.27     20010301
0029123981       75.00        8.250    20010201        20310101             360         319,100          2,397.30     20010301
0029124039       77.90        8.000    20010201        20310101             360         276,950          2,032.16     20010301
0029124047       78.70        8.000    20010201        20310101             360         408,450          2,997.06     20010401
0029124070       78.50        8.125    20010201        20310101             360         371,100          2,755.41     20010301
0029125531       80.00        8.250    20010201        20310101             360         277,600          2,085.52     20010301
0029128535       80.00        8.000    20010201        20310101             360         396,000          2,905.71     20010301
0029129624       80.00        7.875    20010201        20310101             360         599,200          4,344.62     20010301
0029131984       80.00        8.125    20010201        20310101             360         316,000          2,346.29     20010301
0029132966       80.00        8.000    20010201        20310101             360         362,900          2,662.83     20010301
0029133063       67.40        8.000    20010201        20310101             360         300,000          2,201.30     20010201
0029134830       80.00        8.000    20010201        20310101             360         296,000          2,171.94     20010301
0029135258       80.00        7.750    20010201        20310101             360         324,600          2,325.48     20010401
0029135787       78.50        8.000    20010201        20310101             360         343,000          2,516.81     20010301
0029136058       77.70        8.000    20010301        20310201             360         319,150          2,341.81     20010301
0029136355       75.00        8.000    20010301        20310201             360         341,250          2,503.98     20010301
0029136470       64.00        8.125    20010201        20310101             360         400,000          2,969.99     20010301
0029137783       78.10        8.250    20010301        20310201             360         337,850          2,538.15     20010301
0029138070       80.00        8.000    20010201        20310101             360         560,000          4,109.08     20010301
0029139334       78.90        8.000    20010201        20310101             360         407,150          2,987.52     20010301
0029140860       76.50        8.125    20010201        20310101             360         325,000          2,413.12     20010301
0029142601       78.50        8.000    20010201        20310101             360         374,100          2,745.01     20010301
0029145067       80.00        7.875    20010201        20310101             360         399,200          2,894.48     20010301
0029145109       78.90        7.875    20010201        20310101             360         291,900          2,116.48     20010301
0029145794       76.90        7.875    20010201        20310101             360         400,000          2,900.28     20010301
0029147956       68.10        8.500    20010101        20301201             360         470,000          3,613.89     20010301
0029149085       75.00        8.250    20010101        20301201             360         322,500          2,422.83     20010301
0029151438       66.90        7.625    20010301        20310201             360         295,000          2,087.99     20010401
0029151537       69.90        7.875    20010201        20310101             360         650,000          4,712.95     20010301
0029152725       60.20        7.750    20010301        20310201             360         318,000          2,278.19     20010301
0029153772       68.40        9.250    20001201        20301101             360         464,000          3,817.22     20010301
0029154770       80.00        7.875    20010201        20310101             360         377,700          2,738.59     20010301
0029155686       79.30        8.125    20010201        20310101             360         464,000          3,445.19     20010301
0029156866       79.80        8.125    20001201        20301101             360         300,000          2,227.49     20010301
0029157096       80.00        8.000    20001201        20301101             360         304,000          2,230.64     20010401
0029157252       75.00        8.125    20010201        20310101             360         330,000          2,450.24     20010301
0029157260       80.00        7.625    20000101        20291201             360         360,000          2,548.06     20010401
0029157302       71.90        8.625    20001001        20300901             360         510,500          3,970.62     20010301
0029157427       80.00        8.625    20001201        20301101             360         520,000          4,044.51     20010301
0029157567       66.70        8.250    20000101        20291201             360         330,000          2,479.18     20010301
0029157807       71.10        9.125    20001101        20301001             360         456,000          3,710.17     20010301
0029157856       80.00        7.625    20000201        20300101             360         480,000          3,397.42     20010301
0029157914       71.90        8.500    20001201        20301101             360         443,200          3,407.83     20010301
0029157922       80.00        8.500    20001001        20300901             360         681,600          5,240.92     20010301
0029157948       39.10        9.125    20001201        20301101             360         450,000          3,661.35     20010401
0029158284       80.00        8.750    20000901        20300801             360         316,000          2,485.97     20010301
0029158300       74.30        8.500    20001001        20300901             360         500,000          3,844.57     20010401
0029158326       72.80        7.875    20001101        20301001             360         382,250          2,771.58     20010301
0029158342       75.00        9.125    20001101        20301001             360         468,000          3,807.80     20010301
0029158417       87.00        8.000    20000901        20300801             360         350,000          2,568.18     20010401
0029158623       68.60        8.250    20001101        20301001             360         600,000          4,507.60     20010301
0029158631       80.00        8.125    20001001        20300901             360         379,040          2,814.36     20010301
0029158706       77.50        7.500    20010101        20301201             360         500,000          3,496.07     20010301
0029158789       68.00        8.250    20000901        20300801             360         325,000          2,441.62     20010301
0029158904       95.00        8.625    20000901        20300801             360         307,150          2,388.98     20010301
0029159001       80.00        8.000    20010201        20310101             360         456,000          3,345.97     20010301
0029159035       80.00        8.750    20010101        20301201             360         319,200          2,511.15     20010301
0029159100       80.00        7.750    20010101        20301201             360         346,400          2,481.66     20010301
0029159282       51.60        8.125    20001201        20301101             360         461,000          3,422.91     20010301
0029159589       75.00        8.750    20001101        20301001             360         487,500          3,835.16     20010301
0029159688       60.20        8.125    20000901        20300801             360         370,000          2,747.24     20010301
0029159753       80.00        8.000    20010201        20310101             360         332,000          2,436.10     20010201
0029159761       73.30        8.500    20000901        20300801             360         550,000          4,229.02     20010301
0029160066       80.00        7.875    20010101        20301201             360         300,000          2,175.21     20010301
0029160280       80.00        7.375    20001001        20300901             360         303,328          2,095.01     20010301
0029160322       62.90        7.750    20001201        20301101             360         440,000          3,152.21     20010301
0029160397       85.00        8.125    20001201        20301101             360         391,000          2,903.16     20010301
0029160454       59.00        8.000    20001201        20301101             360         413,000          3,030.45     20010301
0029160512       68.30        8.375    20001101        20301001             360         438,750          3,334.82     20010301
0029160710       90.00        8.375    20001101        20301001             360         380,142          2,889.35     20010301
0029160793       75.00        8.375    20001001        20300901             360         281,250          2,137.70     20010301
0029160819       73.00        8.250    20001201        20301101             360         336,000          2,524.26     20010301
0029161007       80.00        8.250    20010101        20301201             360         282,200          2,120.07     20010301
0029161056       80.00        8.625    20000101        20291201             360         368,000          2,862.27     20010301
0029161148       80.00        9.250    20001101        20301001             360         300,000          2,468.03     20010401
0029161197       74.30        7.875    20010201        20310101             360         427,300          3,098.22     20010301
0029161205       67.90        7.875    20010201        20310101             360         369,900          2,682.03     20010201
0029161239       62.60        8.000    20010101        20301201             360         370,000          2,714.93     20010301
0029161288       80.00        8.125    20001201        20301101             360         392,128          2,911.54     20010301
0029161304       44.10        7.875    20001201        20301101             360         300,000          2,175.21     20010301
0029161551       65.40        8.875    20000901        20300801             360         425,000          3,381.49     20010301
0029161809       71.60        8.375    20001201        20301101             360         320,250          2,434.13     20010301
0029161858       80.00        8.500    20001201        20301101             360         516,000          3,967.60     20010301
0029161890       80.00        7.875    20001101        20301001             360         317,600          2,302.82     20010301
0029161981       79.90        7.875    20001201        20301101             360         324,500          2,352.85     20010301
0029162112       56.00        8.000    20001201        20301101             360         375,000          2,751.62     20010301
0029162153       80.00        8.500    20001101        20301001             360         420,000          3,229.44     20010301
0029162179       80.00        7.250    20001201        20301101             360         559,200          3,814.73     20010301
0029162260       64.90        9.375    20001001        20300901             360         370,000          3,077.48     20010301
0029162526       80.00        8.000    20001001        20300901             360         280,000          2,054.54     20010301
0029162708       80.00        7.875    20001201        20301101             360         648,000          4,698.45     20010401
0029162765       80.00        8.250    20010101        20301201             360         447,200          3,359.66     20010301
0029162781       90.00        8.875    20000701        20300601             360         306,000          2,434.68     20010301
0029162856       80.00        8.375    20001101        20301001             360         298,000          2,265.02     20010401
0029162922       80.00        8.500    20001101        20301001             360         420,000          3,229.44     20010301
0029162930       69.40        7.875    20001201        20301101             360         385,000          2,791.52     20010301
0029163060       69.50        8.625    20001101        20301001             360         386,000          3,002.27     20010301
0029163078       53.30        8.250    20001101        20301001             360         342,500          2,573.09     20010301
0029163086       59.30        7.875    20001201        20301101             360         527,000          3,821.12     20010301
0029163102       57.90        8.000    20001201        20301101             360         310,000          2,274.67     20010301
0029163136       80.00        8.000    20000901        20300801             360         345,600          2,535.89     20010301
0029163177       46.20        8.750    20000901        20300801             360         390,000          3,068.13     20010301
0029163193       80.00        8.000    20001201        20301101             360         280,000          2,054.55     20010301
0029163227       67.20        7.750    20001001        20300901             360         300,000          2,149.24     20010301
0029163235       80.00        8.250    20001001        20300901             360         340,000          2,554.31     20010301
0029163268       80.00        7.875    20010101        20301201             360         320,000          2,320.23     20010301
0029163284       51.40        8.000    20010101        20301201             360         375,700          2,756.75     20010301
0029163300       80.00        7.875    20001001        20300901             360         484,000          3,509.34     20010301
0029163391       80.00        7.875    20001201        20301101             360         310,850          2,253.88     20010301
0029163466       63.20        7.750    20010201        20310101             360         377,600          2,705.18     20010301
0029163540       80.00        8.500    20001201        20301101             360         359,200          2,761.94     20010301
0029163573       80.00        8.250    20010101        20301201             360         348,000          2,614.41     20010301
0029163581       75.00        8.875    20001001        20300901             360         300,000          2,386.94     20010301
0029163599       32.60        8.625    20001001        20300901             360         310,000          2,411.15     20010301
0029163615       70.00        8.375    20001201        20301101             360         339,000          2,576.65     20010201
0029163730       80.00        7.875    20010101        20301201             360         616,000          4,466.43     20010301
0029163888       79.90        8.250    20001001        20300901             360         470,000          3,530.95     20010301
0029164134       80.00        9.000    20001101        20301001             360         380,000          3,057.57     20010301
0029164399       80.00        8.500    20001001        20300901             360         296,000          2,275.98     20010301
0029164498       46.40        7.875    20010301        20310201             360         325,000          2,356.48     20010301
0029164605       74.20        7.875    20010101        20301201             360         575,000          4,169.15     20010301
0029164712       52.20        8.125    20001201        20301101             360         308,000          2,286.90     20010301
0029164894       80.00        7.875    20001201        20301101             360         287,200          2,082.40     20010301
0029164969       55.10        8.250    20001101        20301001             360         416,250          3,127.15     20010301
0029165206       65.70        7.875    20010101        20301201             360         391,000          2,835.02     20010401
0029165230       57.50        7.750    20001201        20301101             360         325,000          2,328.34     20010301
0029166261       79.50        8.625    20001001        20300901             360         350,000          2,722.26     20010301
0029166485       80.00        8.250    20001201        20301101             360         302,400          2,271.83     20010301
0029166550       90.00        8.375    20001101        20301001             360         378,000          2,873.07     20010301
0029166741       59.00        9.500    20001201        20301101             360         283,000          2,379.62     20010301
0029166774       89.80        8.750    20001201        20301101             360         291,000          2,289.30     20010401
0029166782       80.00        8.250    20001201        20301101             360         491,200          3,690.22     20010301
0029166907       77.90        8.750    20010101        20301201             360         327,000          2,572.51     20010301
0029166923       90.00        8.875    20001201        20301101             360         373,500          2,971.73     20010301
0029166964       78.70        7.875    20001101        20301001             360         295,000          2,138.95     20010401
0029166998       79.20        8.250    20010101        20301201             360         376,000          2,824.76     20010301
0029167046       75.00        8.250    20001101        20301001             360         367,500          2,760.90     20010301
0029167152       63.10        9.750    20001201        20301101             360         536,000          4,605.07     20010301
0029167210       69.20        8.250    20001101        20301001             360         450,000          3,380.70     20010301
0029167301       51.20        8.250    20000901        20300801             360         377,500          2,836.03     20010301
0029167384       90.00        8.625    20001201        20301101             360         306,900          2,387.04     20010301
0029167400       80.00        8.500    20001001        20300901             360         560,000          4,305.92     20010301
0029167434       68.80        9.625    20001201        20301101             360         302,700          2,572.92     20010301
0029167459       80.00        8.500    20001001        20300901             360         344,000          2,645.06     20010301
0029167475       80.00        9.000    20001201        20301101             360         524,000          4,216.22     20010301
0029167509       63.10        8.000    20010101        20301201             360         410,000          3,008.43     20010301
0029167756       76.50        8.125    20001201        20301101             360         294,500          2,186.65     20010301
0029167939       80.00        8.125    20001201        20301101             360         434,050          3,222.81     20010301
0029168317       75.00        8.875    20010101        20301201             360         393,750          3,132.85     20010301
0029168465       80.00        8.125    20001001        20300901             360         399,920          2,969.40     20010301
0029168507       95.00        8.625    20010101        20301201             360         303,270          2,358.80     20010301
0029168663       80.00        9.000    20010101        20301201             360         620,000          4,988.66     20010301
0029168739       80.00        7.875    20010201        20310101             360         333,000          2,414.48     20010301
0029168952       80.00        7.875    20010101        20301201             360         284,000          2,059.20     20010301
0029168960       90.00        8.500    20001101        20301001             360         382,500          2,941.09     20010301
0029169091       58.40        9.750    20000901        20300801             360         400,000          3,436.62     20010301
0029169182       80.00        8.375    20001201        20301101             360         432,000          3,283.51     20010301
0029169208       48.50        8.250    20001001        20300901             360         550,000          4,131.97     20010301
0029169240       80.00        8.250    20001201        20301101             360         556,000          4,177.04     20010301
0029169257       75.00        8.250    20010101        20301201             360         341,250          2,563.70     20010301
0029169307       78.50        8.250    20001001        20300901             360         361,000          2,712.08     20010401
0029169448       80.00        7.750    20001201        20301101             360         294,000          2,106.26     20010301
0029169471       80.00        9.750    20000901        20300801             360         327,100          2,810.29     20010301
0029169570       67.70        8.375    20010101        20301201             360         298,000          2,265.02     20010301
0029169646       74.90        8.750    20001201        20301101             360         298,000          2,344.37     20010301
0029169679       90.00        8.375    20001201        20301101             360         377,100          2,866.24     20010301
0029169687       69.90        9.500    20001101        20301001             360         300,000          2,522.56     20010301
0029169752       65.20        8.625    20001101        20301001             360         375,000          2,916.71     20010301
0029169778       80.00        7.750    20010101        20301201             360         410,724          2,942.48     20010301
0029169869       70.40        8.250    20000901        20300801             360         400,000          3,005.07     20010401
0029169919       90.00        8.375    20001101        20301001             360         379,100          2,881.43     20010301
0029169935       80.00        8.375    20010101        20301201             360         457,200          3,475.05     20010301
0029170073       70.00        8.000    20001201        20301101             360         385,000          2,825.00     20010301
0029170131       80.00        8.250    20010101        20301201             360         308,000          2,313.91     20010301
0029170214       54.20        8.375    20001101        20301001             360         650,000          4,940.47     20010401
0029170305       74.60        8.375    20001201        20301101             360         306,000          2,325.83     20010301
0029170826       80.00        8.125    20001101        20301001             360         420,000          3,118.49     20010301
0029170917       80.00        8.375    20001201        20301101             360         360,760          2,742.04     20010301
0029171725       66.70        7.750    20010201        20310101             360         300,000          2,149.24     20010301
0029172087       80.00        7.875    20010301        20310201             360         329,913          2,392.10     20010301
0029172129       80.00        7.750    20010101        20301201             360         330,000          2,364.16     20010401
0029172137       68.40        8.875    20001201        20301101             360         335,000          2,665.41     20010301
0029172145       80.00        7.125    20001101        20301001             360         382,000          2,573.61     20010301
0029172152       85.00        8.375    20010101        20301201             360         340,000          2,584.25     20010301
0029172178       59.30        8.250    20001101        20301001             360         730,000          5,484.25     20010301
0029172194       70.00        8.500    20001201        20301101             360         350,000          2,691.20     20010301
0029172202       75.00        8.000    20001201        20301101             360         300,000          2,201.29     20010301
0029172244       72.70        8.125    20001201        20301101             360         280,000          2,078.99     20010301
0029172269       80.00        8.250    20001001        20300901             360         319,650          2,401.42     20010301
0029172293       76.80        8.125    20010101        20301201             360         316,500          2,350.01     20010401
0029172301       80.00        8.125    20001101        20301001             360         358,400          2,661.11     20010301
0029172335       80.00        8.125    20001001        20300901             360         496,000          3,682.79     20010301
0029172343       57.80        7.750    20001201        20301101             360         286,000          2,048.94     20010301
0029172368       80.00        8.375    20001101        20301001             360         286,400          2,176.85     20010301
0029172376       78.40        8.375    20010101        20301201             360         400,000          3,040.29     20010501
0029172400       80.00        7.500    20010101        20301201             360         287,920          2,013.18     20010301
0029172772       70.00        9.250    20001201        20301101             360         525,700          4,324.80     20010301
0029172863       80.00        7.875    20010201        20310101             360         352,300          2,554.42     20010301
0029172988       80.00        8.875    20010101        20301201             360         397,600          3,163.48     20010301
0029173010       68.90        8.500    20010101        20301201             360         324,000          2,491.28     20010301
0029173069       80.00        8.625    20010201        20310101             360         340,000          2,644.49     20010301
0029173077       90.00        8.875    20010101        20301201             360         346,500          2,756.91     20010301
0029173200       80.00        7.750    20010201        20310101             360         329,950          2,363.81     20010301
0029173218       79.90        8.250    20010201        20310101             360         503,449          3,782.25     20010301
0029173234       80.00        7.750    20010201        20310101             360         345,183          2,472.94     20010301
0029173820       88.50        8.750    20001201        20301101             360         398,300          3,133.43     20010301
0029173887       95.00        8.750    20001101        20301001             360         287,403          2,261.00     20010301
0029174034       79.30        8.250    20001201        20301101             360         444,000          3,335.62     20010301
0029174059       66.80        8.375    20001201        20301101             360         280,000          2,128.20     20010301
0029174349       75.70        8.500    20001101        20301001             360         395,000          3,037.21     20010301
0029174521       76.00        8.625    20001001        20300901             360         475,000          3,694.50     20010301
0029174794       79.70        8.125    20010101        20301201             360         294,000          2,182.94     20010301
0029174901       80.00        7.875    20001201        20301101             360         502,000          3,639.85     20010301
0029175221       76.20        8.375    20001001        20300901             360         400,000          3,040.29     20010301
0029175239       59.30        8.000    20001201        20301101             360         600,000          4,402.59     20010301
0029175403       80.00        8.375    20001201        20301101             360         299,200          2,274.14     20010301
0029175437       80.00        8.125    20001101        20301001             360         432,000          3,207.59     20010401
0029175668       80.00        8.625    20001001        20300901             360         312,000          2,426.70     20010301
0029175726       29.50        8.125    20001201        20301101             360         280,000          2,078.99     20010301
0029175874       80.00        8.375    20001101        20301001             360         284,000          2,158.61     20010301
0029175882       75.00        8.750    20001201        20301101             360         378,750          2,979.63     20010301
0029175999       80.00        8.000    20001001        20300901             360         396,000          2,905.71     20010301
0029176443       79.80        7.750    20010201        20310101             360         331,000          2,371.32     20010301
0029176633       65.50        8.125    20010201        20310101             360         285,000          2,116.12     20010301
0029176997       65.00        8.500    20001201        20301101             360         650,000          4,997.94     20010301
0029177029       76.80        7.250    20001201        20301101             360         326,000          2,223.89     20010301
0029177037       65.40        8.625    20000901        20300801             360         605,000          4,705.63     20010401
0029177045       80.00        8.250    20001001        20300901             360         347,960          2,614.11     20010301
0029177276       90.00        7.750    20010201        20310101             360         292,500          2,095.51     20010201
0029177474       73.60        8.000    20000901        20300801             360         500,000          3,668.82     20010301
0029177649       95.00        8.500    20001101        20301001             360         296,600          2,280.60     20010401
0029177755       78.80        8.625    20001201        20301101             360         472,500          3,675.05     20010301
0029177979       77.60        7.750    20010101        20301201             360         415,000          2,973.11     20010301
0029178019       57.20        9.500    20001001        20300901             360         309,000          2,598.24     20010301
0029178043       80.00        7.875    20001101        20301001             360         292,000          2,117.20     20010301
0029178092       70.00        9.125    20001101        20301001             360         595,000          4,841.12     20010301
0029178142       80.00        8.125    20001001        20300901             360         462,300          3,432.56     20010301
0029178191       58.60        8.000    20001001        20300901             360         385,000          2,825.00     20010301
0029178274       79.60        8.625    20001101        20301001             360         424,500          3,301.72     20010301
0029178308       73.90        8.375    20001201        20301101             360         500,000          3,800.36     20010301
0029178720       69.50        7.875    20001101        20301001             360         330,000          2,392.73     20010301
0029178738       62.60        8.250    20001101        20301001             360         368,900          2,771.42     20010301
0029178944       70.00        8.125    20001201        20301101             360         314,600          2,335.90     20010301
0029179082       74.70        7.750    20010301        20310201             360         500,000          3,582.06     20010301
0029179124       80.00        8.375    20010101        20301201             360         320,000          2,432.23     20010301
0029179173       80.00        8.375    20001001        20300901             360         367,850          2,795.93     20010301
0029179389       78.60        8.500    20001101        20301001             360         346,000          2,660.44     20010301
0029179421       80.00        8.500    20001201        20301101             360         392,700          3,019.52     20010301
0029179447       80.00        7.750    20001201        20301101             360         628,000          4,499.07     20010301
0029179504       90.00        8.375    20010101        20301201             360         301,500          2,291.62     20010301
0029179561       90.00        8.250    20010301        20310201             360         333,000          2,501.72     20010301
0029179744       80.00        8.250    20001101        20301001             360         408,000          3,065.17     20010301
0029179769       80.00        8.250    20001001        20300901             360         281,200          2,112.56     20010301
0029179777       80.00        8.000    20001101        20301001             360         312,000          2,289.35     20010301
0029179819       73.20        8.250    20010101        20301201             360         650,000          4,883.24     20010301
0029179991       86.60        8.750    20010101        20301201             360         316,000          2,485.97     20010301
0029180395       80.00        8.500    20001201        20301101             360         335,130          2,576.86     20010301
0029182862       80.00        7.875    20010201        20310101             360         312,700          2,267.29     20010301
0029185444       79.90        8.375    20001101        20301001             360         888,000          6,749.44     20010301
0029185618       70.60        8.250    20010101        20301201             360         300,000          2,253.80     20010301
0029185667       31.00        9.625    20001001        20300901             360         650,000          5,524.93     20010401
0029185741       76.90        9.250    20001001        20300901             360         500,000          4,113.38     20010301
0029189172       80.00        7.750    20010201        20310101             360         366,400          2,624.93     20010301
0029189644       80.00        8.250    20010201        20310101             360         360,000          2,704.56     20010301
0029190253       90.00        7.875    20010201        20310101             360         326,150          2,364.81     20010301
0029190410       80.00        8.125    20010201        20310101             360         384,000          2,851.19     20010301
0029193851       80.00        8.000    20010101        20301201             360         331,300          2,430.96     20010301
0029194610       80.00        7.750    20010301        20310201             360         381,800          2,735.27     20010401
0029195914       61.40        8.375    20001001        20300901             360         650,000          4,940.47     20010301
0029196078       75.00        8.250    20001101        20301001             360         405,000          3,042.63     20010301
0029196193       80.00        8.375    20001201        20301101             360         308,000          2,341.03     20010301
0029197902       72.90        8.500    20001201        20301101             360         650,000          4,997.94     20010301
0029198157       80.00        8.125    20001101        20301001             360         430,000          3,192.74     20010301
0029198264       75.00        8.125    20001101        20301001             360         360,000          2,672.99     20010301
0029198900       69.20        7.875    20010301        20310201             360         525,000          3,806.61     20010301
0029199205       80.00        8.000    20010201        20310101             360         291,250          2,137.09     20010401
0029200441       70.00        8.125    20001001        20300901             360         623,000          4,625.76     20010301
0029200466       80.00        8.750    20010101        20301201             360         600,000          4,720.20     20010301
0029200482       74.90        8.000    20010101        20301201             360         277,000          2,032.53     20010301
0029200516       80.00        8.375    20001201        20301101             360         294,000          2,234.61     20010301
0029200557       75.00        9.125    20000801        20300701             360         321,000          2,611.76     20010301
0029200565       80.00        8.250    20010101        20301201             360         368,700          2,769.92     20010401
0029200615       49.90        8.625    20001201        20301101             360         299,500          2,329.48     20010301
0029200656       79.90        8.375    20001101        20301001             360         453,000          3,443.13     20010301
0029200672       80.00        8.500    20001101        20301001             360         356,000          2,737.33     20010401
0029200797       80.00        7.625    20010101        20301201             360         383,900          2,717.22     20010301
0029200805       70.70        8.500    20001101        20301001             360         482,500          3,710.01     20010301
0029200888       79.20        9.250    20001101        20301001             360         320,000          2,632.56     20010301
0029200938       68.40        8.125    20001201        20301101             360         650,000          4,826.23     20010301
0029200953       73.00        8.500    20001201        20301101             360         365,000          2,806.53     20010301
0029200995       80.00        8.375    20001201        20301101             360         464,000          3,526.74     20010301
0029201027       65.90        8.375    20001001        20300901             360         579,000          4,400.82     20010401
0029201068       77.40        8.000    20010101        20301201             360         316,000          2,318.70     20010301
0029201092       57.00        8.000    20001001        20300901             360         325,000          2,384.73     20010301
0029201100       80.00        8.125    20001001        20300901             360         552,000          4,098.58     20010301
0029201456       70.90        8.375    20010101        20301201             360         280,000          2,128.20     20010301
0029201506       64.10        7.625    20010101        20301201             360         300,000          2,123.38     20010301
0029201522       75.10        8.000    20010301        20310201             360         315,500          2,315.03     20010301
0029201563       90.00        8.250    20001001        20300901             360         343,400          2,579.85     20010301
0029201613       80.00        8.625    20010101        20301201             360         351,900          2,737.04     20010401
0029201969       67.70        8.125    20010101        20301201             360         600,000          4,454.99     20010301
0029202835       80.00        8.000    20010301        20310201             360         360,000          2,641.56     20010301
0029204542       63.80        7.750    20010301        20310201             360         600,000          4,298.47     20010301
0029204864       80.00        8.000    20010201        20310101             360         342,700          2,514.61     20010301
0029210002       80.00        8.125    20010201        20310101             360         400,000          2,969.99     20010301
0029210457       70.00        7.875    20010201        20310101             360         350,000          2,537.74     20010301
0029211737       80.00        8.000    20010201        20310101             360         490,050          3,595.81     20010401
0029212131       80.00        7.875    20010201        20310101             360         380,000          2,755.27     20010301
0029212453       68.70        8.000    20010301        20310201             360         374,500          2,747.95     20010301
0029212537       85.00        7.625    20010201        20310101             360         314,500          2,226.01     20010301
0029213832       80.00        7.625    20010201        20310101             360         305,400          2,161.61     20010301
0029214301       80.00        8.000    20010301        20310201             360         548,400          4,023.97     20010301
0029215696       46.30        8.000    20010101        20301201             360         500,000          3,668.82     20010301
0029215712       80.00        7.875    20010201        20310101             360         411,250          2,981.85     20010301
0029215977       28.30        7.875    20010201        20310101             360         650,000          4,712.95     20010301
0029216447       74.90        7.500    20010301        20310201             360         318,500          2,227.00     20010301
0029217015       76.70        7.750    20010301        20310201             360         345,000          2,471.62     20010301
0029218310       79.90        8.250    20001201        20301101             360         283,500          2,129.84     20010301
0029218393       80.00        8.125    20010101        20301201             360         470,400          3,492.71     20010301
0029218591       80.00        8.250    20001201        20301101             360         400,000          3,005.07     20010301
0029218609       89.30        8.000    20010201        20310101             360         400,000          2,935.06     20010301
0029218617       80.00        8.125    20010101        20301201             360         342,000          2,539.34     20010301
0029218690       61.30        8.125    20010101        20301201             360         310,000          2,301.75     20010301
0029218898       69.60        8.000    20010101        20301201             360         300,000          2,201.29     20010301
0029218989       80.00        8.125    20010101        20301201             360         394,000          2,925.44     20010401
0029219425       90.00        8.375    20010101        20301201             360         289,800          2,202.69     20010301
0029219615       80.00        7.875    20010301        20310201             360         316,800          2,297.02     20010301
0029220621       79.40        7.500    20010201        20310101             360         484,000          3,384.20     20010301
0029220654       80.00        7.875    20010201        20310101             360         418,700          3,035.87     20010301
0029220753       80.00        7.625    20010301        20310201             360         302,350          2,140.02     20010401
0029222197       90.00        8.375    20010101        20301201             360         275,700          2,095.52     20010301
0029222577       89.80        8.375    20010201        20310101             360         321,000          2,439.84     20010301
0029224763       80.00        7.750    20010301        20310201             360         349,250          2,502.07     20010301
0029225125       78.90        7.500    20010201        20310101             360         337,650          2,360.90     20010301
0029225166       78.70        7.875    20010201        20310101             360         296,950          2,153.09     20010301
0029225307       80.00        8.250    20010101        20301201             360         384,000          2,884.87     20010301
0029225562       80.00        8.000    20001101        20301001             360         480,000          3,522.07     20010301
0029225596       65.40        9.250    20001201        20301101             360         507,000          4,170.97     20010301
0029225661       80.00        7.875    20010201        20310101             360         368,500          2,671.88     20010301
0029226362       80.00        7.875    20010101        20301201             360         304,000          2,204.21     20010401
0029226370       69.20        8.125    20001201        20301101             360         337,500          2,505.93     20010301
0029226388       80.00        8.000    20010101        20301201             360         540,000          3,962.33     20010301
0029226578       80.00        8.125    20001201        20301101             360         339,000          2,517.07     20010301
0029226651       80.00        8.250    20010101        20301201             360         365,600          2,746.63     20010301
0029226727       79.20        8.500    20010101        20301201             360         399,950          3,075.27     20010301
0029226768       64.90        8.000    20010101        20301201             360         487,000          3,573.44     20010301
0029226776       80.00        8.375    20001201        20301101             360         500,000          3,800.36     20010301
0029226792       80.00        8.125    20010101        20301201             360         396,000          2,940.29     20010301
0029226859       80.00        8.000    20010101        20301201             360         407,200          2,987.89     20010301
0029226974       78.60        8.000    20010101        20301201             360         448,000          3,287.27     20010301
0029226982       95.00        8.375    20010101        20301201             360         389,500          2,960.48     20010301
0029227006       80.00        8.125    20010101        20301201             360         344,000          2,554.19     20010301
0029228244       78.00        7.875    20010301        20310201             360         390,450          2,831.04     20010301
0029228293       68.60        7.750    20010301        20310201             360         295,000          2,113.42     20010301
0029229986       90.00        8.125    20010101        20301201             360         292,050          2,168.46     20010301
0029230075       69.50        8.250    20001201        20301101             360         476,000          3,576.03     20010301
0029230083       79.60        8.125    20010101        20301201             360         370,000          2,747.24     20010301
0029230109       87.00        8.500    20001201        20301101             360         335,000          2,575.87     20010301
0029230224       67.00        8.500    20010101        20301201             360         375,000          2,883.43     20010301
0029230240       75.00        8.375    20001201        20301101             360         386,250          2,935.78     20010301
0029230257       80.00        8.625    20001201        20301101             360         567,000          4,410.07     20010301
0029230273       90.00        8.375    20010101        20301201             360         306,000          2,325.83     20010401
0029230299       71.10        8.500    20000901        20300801             360         388,000          2,983.38     20010401
0029230331       51.10        9.875    20001001        20300901             360         383,000          3,325.78     20010301
0029230406       80.00        8.625    20001101        20301001             360         468,000          3,640.06     20010301
0029231396       60.80        7.750    20010201        20310101             360         305,400          2,187.92     20010301
0029234424       50.00        8.000    20010301        20310201             360         305,000          2,237.98     20010301
0029234663       43.20        8.250    20010301        20310201             360         500,000          3,756.34     20010301
0029237062       80.00        7.750    20010301        20310201             360         377,600          2,705.17     20010301
0029237088       80.00        7.625    20010201        20310101             360         310,650          2,198.77     20010301
0029237104       90.00        8.125    20010301        20310201             360         342,000          2,539.35     20010301
0029237146       66.40        7.875    20010301        20310201             360         385,000          2,791.52     20010301
0029237294       70.00        7.875    20010301        20310201             360         437,500          3,172.18     20010301
0029249414       59.80        8.000    20010301        20310201             360         320,000          2,348.05     20010301
0029249844       80.00        7.750    20001201        20301101             360         363,300          2,602.73     20010301
0029250016       90.00        7.750    20010201        20310101             360         399,950          2,865.29     20010401
0029250081       80.00        7.625    20010201        20310101             360         304,750          2,157.00     20010301
0029251790       59.40        7.875    20010201        20310101             360         353,950          2,566.39     20010301
0029251832       74.50        8.250    20010201        20310101             360         291,700          2,191.45     20010201
0029251881       80.00        8.125    20010101        20301201             360         306,250          2,273.90     20010201
0029251915       80.00        7.625    20010201        20310101             360         439,650          3,111.82     20010301
0029252525       80.00        7.750    20010301        20310201             360         352,000          2,521.77     20010301
0029252764       80.00        8.625    20001001        20300901             360         290,000          2,255.59     20010501
0029252921       80.00        8.125    20001201        20301101             360         358,400          2,661.11     20010301
0029252988       71.70        8.625    20001201        20301101             360         400,000          3,111.16     20010301
0029255494       80.00        7.500    20010301        20310201             360         438,950          3,069.20     20010401
0029258035       75.00        8.125    20001101        20301001             360         738,150          5,480.75     20010301
0029258258       68.70        7.875    20010201        20310101             360         438,950          3,182.70     20010301
0029258878       69.90        8.125    20010201        20310101             360         290,000          2,153.24     20010301
0029260759       75.00        7.375    20010301        20310201             360         360,000          2,486.43     20010301
0029262516       79.10        7.875    20010301        20310201             360         340,000          2,465.24     20010301
0029263381       79.80        8.000    20010301        20310201             360         399,000          2,927.72     20010401
0029267150       80.00        8.375    20010201        20310101             360         327,200          2,486.96     20010301
0029267234       68.30        8.375    20010201        20310101             360         300,000          2,280.22     20010301
0029267309       95.00        8.000    20010201        20310101             360         331,550          2,432.80     20010401
0029268489       80.00        8.125    20001001        20300901             360         295,400          2,193.34     20010301
0029269230       80.00        9.250    20001201        20301101             360         415,560          3,418.71     20010301
0029269305       80.00        8.000    20001101        20301001             360         305,600          2,242.38     20010301
0029269339       80.00        8.375    20001201        20301101             360         320,000          2,432.24     20010301
0029269420       53.20        8.625    20001201        20301101             360         467,800          3,638.50     20010301
0029269545       65.00        7.750    20001101        20301001             360         530,000          3,796.98     20010301
0029271442       57.70        7.625    20010301        20310201             360         308,800          2,185.67     20010301
0029274081       80.00        7.750    20010301        20310201             360         296,300          2,122.73     20010301
0029276342       80.00        7.500    20010101        20301201             360         320,000          2,237.49     20010301
0029276441       49.50        7.125    20010201        20310101             360         500,000          3,368.59     20010301
0029276508       55.00        7.625    20010201        20310101             360         450,000          3,185.07     20010301
0029276599       75.00        9.250    20010201        20310101             360         416,250          3,424.39     20010301
0029276623       79.60        7.875    20010101        20301201             360         450,000          3,262.81     20010301
0029276664       61.40        8.000    20010201        20310101             360         325,333          2,387.18     20010301
0029276698       80.00        7.875    20010201        20310101             360         428,000          3,103.30     20010301
0029276755       80.00        7.875    20010201        20310101             360         444,000          3,219.31     20010301
0029276805       80.00        8.000    20010201        20310101             360         376,800          2,764.82     20010301
0029276839       77.20        8.000    20001201        20301101             360         486,400          3,569.03     20010301
0029276854       76.80        8.125    20010201        20310101             360         302,500          2,246.05     20010301
0029276904       52.50        8.250    20010101        20301201             360         425,000          3,192.88     20010301
0029276938       79.80        8.500    20001001        20300901             360         615,000          4,728.82     20010301
0029277019       80.00        8.125    20010101        20301201             360         320,000          2,375.99     20010301
0029277084       80.00        8.375    20010101        20301201             360         399,999          3,040.28     20010301
0029277100       80.00        8.000    20010101        20301201             360         380,000          2,788.31     20010301
0029277175       74.20        8.000    20010201        20310101             360         400,000          2,935.06     20010301
0029277258       80.00        7.875    20010201        20310101             360         402,400          2,917.68     20010301
0029277290       64.00        8.250    20001101        20301001             360         336,000          2,524.26     20010301
0029277340       90.00        8.000    20010101        20301201             360         298,759          2,192.19     20010301
0029277431       79.30        8.125    20010101        20301201             360         352,800          2,619.53     20010301
0029277456       75.50        9.250    20010201        20310101             360         339,800          2,795.45     20010401
0029277506       70.00        7.375    20010101        20301201             360         349,500          2,413.91     20010401
0029277530       61.60        9.000    20010101        20301201             360         289,500          2,329.38     20010301
0029277597       80.00        7.875    20010101        20301201             360         372,200          2,698.71     20010301
0029277613       95.00        9.500    20010101        20301201             360         285,000          2,396.43     20010301
0029277639       79.80        8.000    20010101        20301201             360         293,000          2,149.93     20010401
0029277738       80.00        8.000    20010201        20310101             360         460,000          3,375.32     20010301
0029277746       64.50        8.000    20010101        20301201             360         500,000          3,668.82     20010301
0029277795       80.00        8.000    20010101        20301201             360         335,900          2,464.72     20010301
0029277803       79.30        9.000    20010201        20310101             360         456,000          3,669.08     20010301
0029277902       80.00        8.000    20010201        20310101             360         348,000          2,553.50     20010301
0029277985       74.00        8.375    20010101        20301201             360         292,300          2,221.69     20010301
0029278074       50.00        8.125    20010101        20301201             360         300,000          2,227.49     20010301
0029278124       80.00        8.125    20010201        20310101             360         324,000          2,405.69     20010301
0029279502       73.60        7.750    20010301        20310201             360         390,000          2,794.01     20010301
0029280328       90.00        7.625    20010301        20310201             360         369,000          2,611.76     20010301
0029281821       80.00        8.125    20010201        20310101             360         339,600          2,521.52     20010301
0029281839       80.00        8.500    20010101        20301201             360         432,000          3,321.71     20010301
0029281854       74.50        8.000    20010101        20301201             360         350,000          2,568.18     20010301
0029281888       71.70        7.500    20010101        20301201             360         308,500          2,157.08     20010301
0029281920       80.00        8.500    20010101        20301201             360         280,000          2,152.96     20010301
0029281946       80.00        8.125    20010101        20301201             360         380,000          2,821.49     20010301
0029282019       80.00        8.000    20010201        20310101             360         288,000          2,113.24     20010301
0029282514       60.40        9.250    20010101        20301201             360         408,000          3,356.52     20010401
0029282563       51.30        8.000    20010101        20301201             360         400,000          2,935.06     20010301
0029285012       80.00        7.625    20010301        20310201             360         323,000          2,286.17     20010301
0029285624       80.00        8.000    20010201        20310101             360         544,000          3,991.68     20010401
0029290103       80.00        8.000    20010201        20310101             360         399,600          2,932.12     20010201
0029290640       75.00        8.750    20010201        20310101             360         300,000          2,360.10     20010201
0029290962       78.80        7.875    20010201        20310101             360         400,000          2,900.28     20010201
0029291069       46.80        8.375    20010201        20310101             360         311,500          2,367.63     20010201
0029291101       57.40        8.250    20010201        20310101             360         365,000          2,742.12     20010201
0029291317       60.00        7.875    20010201        20310101             360         320,300          2,322.40     20010201
0029291713       60.00        7.625    20010301        20310201             360         600,000          4,246.76     20010301
0029291721       90.00        8.375    20010201        20310101             360         286,900          2,180.65     20010201
0029291820       80.00        7.875    20010201        20310101             360         415,350          3,011.58     20010201
0029291986       69.30        8.000    20010201        20310101             360         650,000          4,769.47     20010201
0029292133       90.00        8.000    20010201        20310101             360         284,850          2,090.13     20010201
0029292190       75.00        8.125    20010201        20310101             360         375,000          2,784.36     20010201
0029292307       80.00        7.750    20010201        20310101             360         296,070          2,121.08     20010201
0029292380       89.50        8.000    20010201        20310101             360         349,500          2,564.51     20010201
0029293321       80.00        7.875    20010301        20310201             360         341,600          2,476.84     20010301
0029294246       80.00        8.000    19990901        20290801             360         332,000          2,436.10     20010301
0029294345       80.00        7.625    20010301        20310201             360         414,400          2,933.10     20010301
0029296985       80.00        8.125    20010201        20310101             360         516,000          3,831.29     20010301
0029297009       80.00        7.750    20010201        20310101             360         368,000          2,636.40     20010301
0029297017       80.00        7.625    20010301        20310201             360         299,200          2,117.72     20010301
0029297108       90.00        7.625    20010201        20310101             360         436,500          3,089.52     20010301
0029297314       80.00        7.875    20010201        20310101             360         613,155          4,445.80     20010301
0029297397       80.00        7.500    20010201        20310101             360         300,000          2,097.65     20010301
0029297470       80.00        7.750    20010201        20310101             360         320,000          2,292.52     20010301
0029297702       80.00        8.375    20010201        20310101             360         388,000          2,949.09     20010301
0029297819       80.00        8.250    20010201        20310101             360         344,000          2,584.36     20010301
0029297900       80.00        7.875    20010201        20310101             360         359,200          2,604.45     20010301
0029297934       80.00        7.750    20010301        20310201             360         406,550          2,912.57     20010401
0029298098       67.10        8.625    20001201        20301101             360         443,000          3,445.61     20010301
0029298932       79.00        7.750    20010301        20310201             360         375,000          2,686.55     20010301
0029300910       53.90        8.500    20010201        20310101             360         356,000          2,737.34     20010301
0029301173       80.00        8.125    20010201        20310101             360         384,680          2,856.24     20010301
0029301223       78.90        7.625    20010201        20310101             360         375,000          2,654.23     20010301
0029301298       69.20        7.875    20010201        20310101             360         315,000          2,283.97     20010301
0029301520       66.60        7.625    20010101        20301201             360         453,000          3,206.31     20010401
0029301777       90.00        8.250    20001201        20301101             360         315,000          2,366.49     20010301
0029301934       95.00        8.625    20001001        20300901             360         275,405          2,142.07     20010301
0029302056       37.50        7.875    20001001        20300901             360         600,000          4,350.42     20010301
0029302429       69.20        8.125    20010201        20310101             360         449,000          3,333.82     20010301
0029302510       74.10        8.000    20010201        20310101             360         300,000          2,201.30     20010301
0029302619       79.40        8.125    20010201        20310101             360         595,400          4,420.83     20010301
0029303286       85.00        7.750    20010301        20310201             360         314,500          2,253.12     20010301
0029304938       80.00        8.000    20010301        20310201             360         508,000          3,727.52     20010301
0029305026       90.00        8.000    20010201        20310101             360         324,000          2,377.40     20010301
0029305075       89.80        8.000    20010201        20310101             360         296,100          2,172.68     20010301
0029306255       90.00        8.125    20010201        20310101             360         306,000          2,272.05     20010301
0029306271       74.70        8.250    20010201        20310101             360         340,000          2,554.30     20010301
0029306297       80.00        7.750    20010201        20310101             360         359,100          2,572.64     20010401
0029306412       67.00        8.125    20010201        20310101             360         770,000          5,717.23     20010301
0029306446       80.00        8.375    20010201        20310101             360         485,700          3,691.68     20010401
0029306610       75.00        7.625    20010201        20310101             360         300,000          2,123.38     20010301
0029306636       80.00        7.750    20010301        20310201             360         320,000          2,292.52     20010301
0029306669       67.00        8.625    20010101        20201201             240         305,000          2,671.04     20010401
0029306693       80.00        7.875    20010201        20310101             360         391,200          2,836.47     20010301
0029306842       65.00        7.625    20010201        20310101             360         650,000          4,600.66     20010301
0029308095       76.90        7.875    20010101        20301201             360         300,000          2,175.21     20010301
0029308350       67.10        8.000    20010301        20310201             360         422,600          3,100.89     20010301
0029308566       74.20        7.875    20010301        20310201             360         350,000          2,537.74     20010301
0029308947       80.00        7.875    20010201        20310101             360         412,000          2,987.29     20010301
0029312675       75.00        8.000    20010301        20310201             360         371,250          2,724.10     20010401
0029312907       80.00        7.875    20010301        20310201             360         368,850          2,674.42     20010301
0029312998       62.40        7.500    20010301        20310201             360         372,000          2,601.08     20010301
0029313848       66.70        7.875    20010201        20310101             360         650,000          4,712.95     20010301
0029313863       84.10        7.875    20010201        20310101             360         387,000          2,806.02     20010301
0029314911       80.00        7.750    20010201        20310101             360         303,900          2,177.18     20010301
0029314960       80.00        8.625    20010201        20310101             360         284,000          2,208.93     20010301
0029315009       80.00        7.875    20010201        20310101             360         292,000          2,117.21     20010301
0029315025       60.00        7.750    20010201        20310101             360         443,950          3,180.51     20010301
0029315058       80.00        7.875    20010201        20310101             360         280,000          2,030.20     20010401
0029315066       80.00        8.000    20010201        20310101             360         336,000          2,465.45     20010301
0029315074       72.80        8.375    20010101        20301201             360         327,500          2,489.24     20010301
0029315116       80.00        8.625    20010201        20310101             360         439,200          3,416.05     20010301
0029315132       70.80        8.000    20010201        20310101             360         308,000          2,259.99     20010301
0029315165       90.00        8.125    20010201        20310101             360         369,000          2,739.81     20010401
0029315207       80.00        8.250    20010201        20310101             360         408,400          3,068.18     20010301
0029315272       80.00        8.125    20010201        20310101             360         280,000          2,078.99     20010301
0029315330       75.60        7.750    20010201        20310101             360         309,719          2,218.87     20010301
0029315397       80.00        8.500    20010201        20310101             360         344,000          2,645.07     20010301
0029315421       95.00        8.250    20010201        20310101             360         283,100          2,126.84     20010301
0029315447       62.60        7.875    20010101        20301201             360         315,000          2,283.97     20010301
0029315454       80.00        8.125    20010201        20310101             360         378,600          2,811.09     20010301
0029315520       59.10        7.875    20010201        20310101             360         440,000          3,190.31     20010301
0029315728       87.70        8.250    20010201        20310101             360         303,500          2,280.09     20010301
0029315892       65.00        8.000    20010201        20310101             360         325,000          2,384.73     20010301
0029315926       80.00        8.375    20010201        20310101             360         300,000          2,280.22     20010301
0029315983       80.00        8.250    20010201        20310101             360         328,000          2,464.15     20010301
0029316064       80.00        7.875    20010101        20301201             360         317,600          2,302.82     20010401
0029316155       76.60        8.250    20010201        20310101             360         321,700          2,416.82     20010301
0029319274       44.60        7.750    20010301        20310201             360         390,000          2,794.01     20010301
0029319522       80.00        7.750    20010201        20310101             360         571,150          4,091.79     20010301
0029326972       80.00        7.750    20010101        20301201             360         280,000          2,005.95     20010301
0029327061       80.00        8.875    20001201        20301101             360         300,000          2,386.93     20010301
0029327103       90.00        8.000    20010201        20310101             360         297,000          2,179.28     20010301
0029327285       80.00        7.375    20010201        20310101             360         560,000          3,867.78     20010301
0029327525       90.00        7.750    20010201        20310101             360         391,500          2,804.75     20010301
0029327632       80.00        7.875    20010201        20310101             360         320,000          2,320.22     20010301
0029327699       80.00        7.875    20010201        20310101             360         336,000          2,436.23     20010301
0029327715       66.50        7.625    20010201        20310101             360         650,000          4,600.66     20010301
0029327889       73.70        7.500    20010201        20310101             360         306,000          2,139.60     20010301
0029327996       77.00        8.125    20010201        20310101             360         335,000          2,487.37     20010301
0029328044       80.00        7.875    20010201        20310101             360         290,000          2,102.70     20010301
0029329620       84.50        8.250    20010201        20310101             360         593,650          4,459.89     20010301
0029329729       79.90        8.375    20010101        20301201             360         518,000          3,937.18     20010301
0029330610       80.00        8.250    20010201        20310101             360         383,500          2,881.11     20010301
0029332681       75.50        8.375    20010101        20301201             360         400,000          3,040.29     20010301
0029333127       53.30        8.250    20010301        20310201             360         400,000          3,005.07     20010301
0029333234       80.00        9.000    20010201        20310101             360         433,250          3,486.03     20010301
0029333366       71.40        8.250    20010201        20310101             360         375,000          2,817.25     20010301
0029333374       58.60        8.250    20010101        20301201             360         426,000          3,200.40     20010301
0029333549       78.50        8.375    20010201        20310101             360         349,150          2,653.80     20010401
0029333622       76.90        8.250    20010201        20310101             360         500,000          3,756.33     20010301
0029333739       80.00        8.375    20010201        20310101             360         480,000          3,648.35     20010301
0029333911       78.10        8.375    20010101        20301201             360         410,000          3,116.30     20010301
0029334224       80.00        8.375    20010101        20301201             360         520,000          3,952.38     20010301
0029335320       80.00        8.000    20010201        20310101             360         319,200          2,342.18     20010301
0029335858       55.60        8.375    20010201        20310101             360         350,000          2,660.25     20010301
0029337961       61.50        8.500    20000801        20300701             360         415,000          3,191.00     20010301
0029338019       80.00        9.000    20000801        20300701             360         400,000          3,218.49     20010301
0029338068       70.00        8.500    20010201        20310101             360         360,500          2,771.93     20010301
0029338100       80.00        8.500    20010201        20310101             360         416,000          3,198.69     20010301
0029338316       90.00        8.875    20001001        20300901             360         332,910          2,648.78     20010301
0029340460       75.00        8.500    20010201        20310101             360         300,000          2,306.74     20010301
0029340700       69.60        8.500    20010201        20310101             360         365,500          2,810.38     20010301
0029340718       72.60        7.125    20010201        20310101             360         650,000          4,379.17     20010301
0029340957       67.40        7.500    20010201        20310101             360         300,000          2,097.64     20010301
0029341633       80.00        7.875    20010201        20310101             360         352,000          2,552.24     20010301
0029341666       80.00        7.875    20010201        20310101             360         342,290          2,481.84     20010401
0029341799       80.00        7.875    20010201        20310101             360         559,900          4,059.66     20010301
0029341930       80.00        8.625    20010101        20301201             360         367,942          2,861.82     20010301
0029342003       80.00        7.375    20010201        20310101             360         319,920          2,209.61     20010301
0029343035       80.00        7.625    20010201        20310101             360         576,000          4,076.89     20010301
0029343076       80.00        7.500    20010301        20310201             360         600,000          4,195.29     20010301
0029343191       79.90        7.625    20010201        20310101             360         300,000          2,123.38     20010301
0029343779       48.60        7.750    20010201        20310101             360         498,000          3,567.74     20010401
0029343829       74.60        8.375    20010101        20301201             360         298,362          2,267.77     20010401
0029343985       80.00        7.750    20010201        20310101             360         306,150          2,193.30     20010401
0029344041       95.00        7.625    20010201        20310101             360         289,700          2,050.48     20010401
0029344074       80.00        7.875    20010201        20310101             360         380,950          2,762.16     20010401
0029344090       90.00        8.000    20010201        20310101             360         364,500          2,674.58     20010401
0029344165       80.00        8.000    20010201        20310101             360         317,900          2,332.64     20010401
0029344199       80.00        7.875    20010201        20310101             360         408,000          2,958.29     20010401
0029344355       80.00        8.000    20010201        20310101             360         388,200          2,848.48     20010401
0029344389       69.60        8.000    20010201        20310101             360         400,000          2,935.06     20010401
0029344413       79.30        7.750    20010201        20310101             360         291,550          2,088.71     20010401
0029344439       80.00        7.875    20010201        20310101             360         282,000          2,044.70     20010401
0029344454       80.00        8.250    20010201        20310101             360         335,250          2,518.63     20010401
0029344496       80.00        8.125    20010101        20301201             360         277,550          2,060.81     20010401
0029344512       90.00        8.125    20010201        20310101             360         299,500          2,223.78     20010401
0029344538       80.00        7.875    20010201        20310101             360         309,400          2,243.37     20010401
0029344553       80.00        8.000    20010201        20310101             360         279,950          2,054.18     20010401
0029344603       79.40        7.750    20010201        20310101             360         309,000          2,213.72     20010401
0029344611       80.00        7.875    20010201        20310101             360         444,000          3,219.31     20010401
0029344660       95.00        8.125    20010201        20310101             360         304,000          2,257.20     20010401
0029344710       90.00        9.000    20010201        20310101             360         288,000          2,317.32     20010401
0029345956       70.00        7.875    20010301        20310201             360         787,450          5,709.56     20010301
0029346053       90.00        7.875    20010201        20310101             360         303,750          2,202.40     20010301
0029346061       79.10        8.000    20010301        20310201             360         300,400          2,204.23     20010301
0029346079       80.00        7.250    20010301        20310201             360         531,950          3,628.84     20010301
0029346129       54.50        7.500    20010201        20310101             360         450,000          3,146.47     20010301
0029346731       92.30        8.000    20010201        20310101             360         300,000          2,201.29     20010401
0029346814       89.00        7.875    20010201        20310101             360         400,000          2,900.28     20010201
0029346863       90.00        7.875    20010301        20310201             360         332,100          2,407.96     20010301
0029346871       80.00        7.875    20010201        20310101             360         408,000          2,958.28     20010301
0029348281       32.10        8.250    20010301        20310201             360         310,000          2,328.93     20010401
0029350899       80.00        7.250    20010301        20310201             360         338,400          2,308.48     20010301
0029350964       90.00        7.625    20010301        20310201             360         384,955          2,724.69     20010301
0029351517       77.10        8.375    20010301        20310201             360         405,000          3,078.29     20010301
0029352119       80.00        7.875    20010301        20310201             360         568,000          4,118.39     20010301
0029359585       80.00        7.750    20010301        20310201             360         309,600          2,218.01     20010401
0029359726       80.00        8.000    20010301        20310201             360         436,000          3,199.21     20010301
0029359759       90.00        7.875    20010201        20310101             360         298,850          2,166.87     20010301
0029359833       79.90        7.875    20010301        20310201             360         489,600          3,549.94     20010401
0029359874       79.90        7.875    20010301        20310201             360         329,600          2,389.83     20010301
0029360617       80.00        7.000    20010301        20310201             360         380,000          2,528.15     20010301
0029361110       80.00        8.125    20010201        20310101             360         304,136          2,258.21     20010401
0029361318       80.00        7.625    20010201        20310101             360         311,900          2,207.61     20010401
0029361409       76.10        8.250    20010201        20310101             360         279,895          2,102.76     20010401
0029361631       90.00        8.125    20010301        20310201             360         432,000          3,207.59     20010301
0029367935       80.00        7.875    20010101        20301201             360         327,950          2,377.87     20010301
0029368693       60.00        8.375    20001201        20301101             360         324,000          2,462.63     20010301
0029368776       60.90        8.500    20010201        20310101             360         408,000          3,137.17     20010301
0029368867       76.20        7.750    20010201        20310101             360         650,000          4,656.68     20010301
0029368933       80.00        7.750    20010201        20310101             360         280,000          2,005.96     20010301
0029368982       79.60        7.750    20010201        20310101             360         428,000          3,066.24     20010301
0029369006       80.00        8.500    20001101        20301001             360         334,950          2,575.48     20010301
0029369014       79.00        7.500    20010201        20310101             360         365,000          2,552.13     20010301
0029369121       80.00        7.750    20010101        20301201             360         334,400          2,395.68     20010301
0029369220       80.00        7.875    20010201        20310101             360         392,000          2,842.27     20010301
0029369337       80.00        7.875    20010201        20310101             360         456,000          3,306.32     20010301
0029369360       80.00        7.875    20010201        20310101             360         368,000          2,668.26     20010301
0029369402       77.90        8.500    20010201        20310101             360         405,850          3,120.64     20010301
0029369477       80.00        8.250    20010201        20310101             360         300,000          2,253.80     20010301
0029371788       53.80        9.125    20010201        20310101             360         592,000          4,816.71     20010301
0029371820       66.60        8.000    20010101        20301201             360         429,000          3,147.85     20010301
0029371895       80.00        8.375    20010201        20310101             360         320,000          2,432.23     20010301
0029371929       80.00        7.875    20010201        20310101             360         284,800          2,065.00     20010301
0029371937       69.70        8.125    20010101        20301201             360         425,300          3,157.84     20010301
0029372034       43.50        7.750    20010201        20310101             360         500,000          3,582.06     20010301
0029372257       80.00        8.250    20010201        20310101             360         351,900          2,643.71     20010301
0029372299       80.00        7.625    20010101        20301201             360         438,400          3,102.97     20010301
0029372430       80.00        7.750    20010201        20310101             360         360,000          2,579.08     20010301
0029372588       80.00        8.625    20001101        20301001             360         540,000          4,200.07     20010301
0029372638       80.00        8.000    20010101        20301201             360         425,000          3,118.50     20010301
0029372661       80.00        8.000    20010101        20301201             360         313,600          2,301.09     20010301
0029372760       80.00        8.000    20010201        20310101             360         374,242          2,746.06     20010301
0029374329       84.20        8.000    20010101        20301201             360         280,500          2,058.21     20010301
0029374790       80.00        7.875    20010201        20310101             360         292,000          2,117.20     20010301
0029375045       80.00        8.000    20010201        20310101             360         612,000          4,490.64     20010301
0029375185       79.80        8.125    20001201        20301101             360         375,000          2,784.36     20010301
0029375276       82.20        8.125    20010201        20310101             360         370,000          2,747.24     20010301
0029375581       77.50        8.500    20010101        20301201             360         399,000          3,067.97     20010301
0029375748       76.60        7.875    20010201        20310101             360         479,000          3,473.09     20010301
0029375789       80.00        7.500    20010201        20310101             360         312,000          2,181.55     20010301
0029375920       79.90        8.000    20010201        20310101             360         374,080          2,744.87     20010301
0029375961       80.00        7.500    20010201        20310101             360         630,350          4,407.50     20010301
0029376068       80.00        8.000    20010201        20310101             360         372,000          2,729.61     20010301
0029376134       80.00        7.500    20010201        20310101             360         333,600          2,332.58     20010301
0029376159       80.00        7.750    20010201        20310101             360         323,950          2,320.82     20010301
0029376191       49.00        8.000    20001201        20301101             360         400,000          2,935.06     20010301
0029376258       65.50        7.875    20010201        20310101             360         290,000          2,102.71     20010301
0029376282       59.60        7.875    20010201        20310101             360         340,000          2,465.24     20010301
0029376290       52.00        7.625    20010201        20310101             360         650,000          4,600.66     20010301
0029376324       80.00        7.875    20010201        20310101             360         316,000          2,291.22     20010301
0029376373       80.00        7.875    20010201        20310101             360         352,000          2,552.25     20010301
0029376399       80.00        7.750    20010201        20310101             360         276,000          1,977.30     20010301
0029376423       80.00        8.000    20010201        20310101             360         364,000          2,670.91     20010301
0029376449       80.00        7.625    20010201        20310101             360         300,000          2,123.38     20010301
0029376472       79.20        8.000    20010201        20310101             360         400,000          2,935.06     20010301
0029376498       80.00        7.875    20010201        20310101             360         312,000          2,262.22     20010301
0029381837       75.00        8.250    20010301        20310201             360         468,750          3,521.56     20010301
0029399938       95.00        7.750    19981101        20281001             360         285,000          2,041.78     20010301
0029400140       71.50        7.875    19981201        20280101             350         311,240          2,272.82     20010301
0029400207       67.80        7.500    19990401        20270901             342         278,400          1,974.44     20010301
0029400231       80.00        7.875    19990701        20280201             344         612,300          4,491.57     20010301
0029400397       67.30        7.500    19990101        20280301             351         370,000          2,604.94     20010301
0029407947       90.00        7.500    19990601        20280801             351         285,300          2,008.62     20010301
0029408242       80.00        7.250    19990701        20290601             360         292,000          1,991.96     20010301
0029408275       72.70        8.250    19991101        20280601             344         280,000          2,126.40     20010301
0029408291       89.70        8.250    19990901        20280801             348         334,900          2,536.15     20010301
0029408317       90.00        7.625    19990401        20280501             350         288,450          2,056.96     20010301
0029408358       88.40        7.875    19990901        20281201             352         442,000          3,222.97     20010301
0029408416       71.70        7.500    19990401        20271101             344         550,100          3,894.87     20010301
0029411667       80.00        8.375    20010301        20310201             360         350,400          2,663.29     20010301
6001485405       80.00        7.750    20010401        20310301             360         912,000          6,533.68     20010401
6002530282       53.70        7.750    20010401        20310301             360         384,000          2,751.03     20010401
6010500186       80.00        7.750    20010301        20310201             360         458,484          3,284.64     20010301
6016180199       90.00        7.500    20010401        20310301             360         364,500          2,548.64     20010401
6019568275       80.00        7.625    20010401        20310301             360         339,200          2,400.84     20010401
6020405822       80.00        7.625    20010401        20310301             360         381,100          2,697.41     20010401
6021024002       80.00        7.625    20010301        20310201             360         480,000          3,397.42     20010301
6022146531       79.80        8.000    20010301        20310201             360         491,000          3,602.79     20010301
6026554433       66.70        7.750    20010301        20310201             360         500,000          3,582.07     20010301
6034730165       78.60        7.750    20010301        20310201             360         499,900          3,581.35     20010301
6035258893       74.80        7.625    20010301        20310201             360         370,500          2,622.38     20010301
6038566185       67.00        7.875    20010301        20310201             360         536,000          3,886.38     20010301
6042094802       70.00        7.875    20010301        20310201             360         637,000          4,618.70     20010301
6045892491       80.00        7.875    20010301        20310201             360         418,400          3,033.70     20010301
6049444844       80.00        8.250    20001101        20301001             360         412,000          3,095.22     20010301
6051713573       80.00        7.500    20010401        20310301             360         388,000          2,712.96     20010401
6055018656       36.50        7.750    20010401        20310301             360         360,000          2,579.09     20010401
6056138230       80.00        7.250    20010401        20310301             360         580,000          3,956.63     20010401
6056667436       80.00        7.375    20010401        20310301             360         460,000          3,177.11     20010401
6058049807       80.00        7.750    20010301        20310201             360         385,600          2,762.49     20010301
6060295828       75.00        7.000    20010401        20310301             360         315,000          2,095.71     20010401
6060559058       95.00        7.625    20010401        20310301             360         284,900          2,016.51     20010401
6061684764       61.90        8.500    20010301        20310201             360         743,000          5,713.03     20010301
6062621500       58.80        7.750    20010401        20310301             360         438,000          3,137.89     20010401
6064999250       48.40        8.125    20010301        20310201             360         750,000          5,568.73     20010301
6065990407       70.20        8.000    20010301        20310201             360         526,600          3,864.01     20010301
6066273357       80.00        8.000    20010301        20310201             360         480,000          3,522.08     20010301
6066542363       46.40        7.500    20010401        20310301             360         650,000          4,544.90     20010401
6071009598       80.00        8.250    20010201        20310101             360         600,000          4,507.60     20010301
6077793781       80.00        7.500    20010401        20310301             360         488,000          3,412.17     20010401
6079404379       80.00        7.375    20010401        20310301             360         468,000          3,232.36     20010401
6082339992       80.00        7.375    20010401        20310301             360         436,000          3,011.35     20010401
6082669844       80.00        7.875    20010301        20310201             360         504,000          3,654.35     20010301
6087181761       80.00        7.750    20010301        20310201             360         388,000          2,779.68     20010301
6091324621       77.10        7.500    20010301        20310201             360         380,000          2,657.02     20010301
6102231997       87.30        7.625    20010401        20310301             360         400,000          2,831.18     20010401
6103829716       53.30        7.625    20010301        20310201             360         560,000          3,963.65     20010301
6107627470       41.90        7.750    20010301        20310201             360         650,000          4,656.68     20010301
6110342695       53.80        7.750    20010301        20310201             360         350,000          2,507.45     20010301
6120608630       69.60        7.625    20010301        20310201             360         410,000          2,901.96     20010301
6121737800       59.80        7.375    20010401        20310301             360         365,000          2,520.97     20010401
6122915538       66.20        7.250    20010401        20310301             360         529,000          3,608.72     20010401
6122990911       75.00        7.625    20010401        20310301             360         390,000          2,760.40     20010401
6126324638       80.00        7.500    20010301        20310201             360         540,164          3,776.91     20010301
6126449591       80.00        7.625    20010301        20310201             360         497,600          3,521.99     20010301
6129894611       78.10        8.000    20010401        20310301             360         374,000          2,744.28     20010401
6133548005       79.20        7.625    20010401        20310301             360         285,000          2,017.22     20010401
6135458047       80.00        7.500    20010401        20310301             360         462,000          3,230.38     20010401
6139515875       80.00        7.375    20010401        20310301             360         341,500          2,358.66     20010401
6142075586       62.50        7.750    20010301        20310201             360         375,000          2,686.55     20010301
6142732624       80.00        7.875    20010401        20310301             360         598,490          4,339.47     20010401
6143894605       44.60        7.750    20010401        20310301             360         417,001          2,987.45     20010401
6147072406       80.00        7.500    20010401        20310301             360         408,000          2,852.80     20010401
6153657223       80.00        8.125    20010301        20310201             360         364,000          2,702.69     20010301
6157404333       56.70        7.500    20010401        20310301             360         363,000          2,538.15     20010401
6159171799       48.10        7.625    20010301        20310201             360         370,000          2,618.84     20010301
6162863820       77.30        7.750    20010401        20310301             360         483,000          3,460.28     20010401
6165417665       52.20        7.375    20010301        20310201             360         508,800          3,514.16     20010301
6170344433       80.00        8.125    20001201        20301101             360         536,000          3,979.79     20010301
6171695478       77.70        7.625    20010401        20310301             360         489,600          3,465.36     20010401
6172310465       90.00        7.375    20010401        20310301             360         345,600          2,386.98     20010401
6173905651       22.60        7.625    20010401        20310301             360         305,000          2,158.78     20010401
6174217585       80.00        7.500    20010301        20310201             360         361,600          2,528.37     20010301
6175512679       45.50        8.125    20010301        20310201             360         719,000          5,338.56     20010301
6182393527       36.60        7.250    20010301        20310201             360         311,000          2,121.57     20010301
6182973195       80.00        7.750    20010301        20310201             360         478,514          3,428.14     20010301
6183072856       54.00        7.875    20010301        20310201             360         424,000          3,074.30     20010301
6183595856       52.20        7.750    20010301        20310201             360         540,800          3,874.36     20010301
6185918114       80.00        8.125    20010301        20310201             360         476,000          3,534.29     20010401
6196490921       58.40        7.625    20010301        20310201             360         344,500          2,438.35     20010301
6199035939       80.00        7.500    20010401        20310301             360         292,000          2,041.71     20010401
6199178085       69.00        7.500    20010301        20310201             360         345,000          2,412.30     20010301
6213123851       76.40        7.875    20010301        20310201             360         592,000          4,292.42     20010301
6214871789       80.00        7.250    20010401        20310301             360         396,000          2,701.42     20010401
6216597523       42.30        8.000    20010401        20310301             360         378,900          2,780.24     20010401
6218277637       76.00        7.750    20010301        20310201             360         285,000          2,041.78     20010301
6220939505       69.80        8.375    20010301        20310201             360         440,000          3,344.32     20010301
6222741933       54.90        7.500    20010401        20310301             360         365,000          2,552.14     20010401
6222889039       64.80        7.875    20010301        20310201             360         583,000          4,227.16     20010301
6224351939       80.00        8.000    20010301        20310201             360         412,000          3,023.12     20010301
6226280995       66.70        7.875    20010301        20310201             360         450,000          3,262.82     20010301
6226507629       80.00        7.875    20010301        20310201             360         620,000          4,495.44     20010301
6231254837       80.00        7.875    20010401        20310301             360         644,000          4,669.45     20010401
6236603327       33.30        7.875    20010401        20310301             360         300,000          2,175.21     20010401
6244551443       76.60        7.625    20010401        20310301             360         400,000          2,831.18     20010401
6245444523       33.60        7.500    20010301        20310201             360       1,000,000          6,992.15     20010301
6245819054       76.40        7.500    20010401        20310301             360         380,000          2,657.02     20010401
6247335950       79.50        7.875    20010301        20310201             360         325,800          2,362.28     20010301
6249604742       78.80        7.750    20010401        20310301             360         519,900          3,724.63     20010401
6251164601       80.00        7.750    20010301        20310201             360         444,000          3,180.88     20010301
6258529855       75.00        7.625    20010301        20310201             360         290,100          2,053.31     20010301
6260603029       79.30        7.750    20010401        20310301             360         361,000          2,586.25     20010401
6261430273       70.00        7.750    20010401        20310301             360         420,000          3,008.94     20010401
6266024618       65.90        7.375    20010401        20310301             360         445,000          3,073.51     20010401
6266673539       80.00        8.375    20010101        20301201             360         320,000          2,432.24     20010401
6269454770       59.10        8.625    20010301        20310201             360         970,000          7,544.57     20010301
6270192716       80.00        7.750    20010401        20310301             360         385,200          2,759.62     20010401
6273494549       18.00        8.250    20010301        20310201             360         423,300          3,180.12     20010301
6275955794       17.10        7.625    20010401        20310301             360         700,000          4,954.56     20010401
6277458912       16.30        7.625    20010401        20310301             360         375,000          2,654.23     20010401
6277475486       80.00        7.875    20010301        20310201             360         313,600          2,273.82     20010401
6283992979       80.00        7.750    20010301        20310201             360         479,900          3,438.07     20010301
6284784326       89.90        8.250    20010301        20310201             360         359,600          2,701.56     20010301
6285550288       71.20        7.500    20010401        20310301             360         306,000          2,139.60     20010401
6287450800       77.70        7.625    20010401        20310301             360         349,000          2,470.21     20010401
6290200218       80.00        7.125    20010401        20310301             360         488,000          3,287.75     20010401
6296322685       78.20        7.750    20010301        20310201             360         305,000          2,185.06     20010301
6296841775       80.00        7.625    20010301        20310201             360         424,000          3,001.05     20010301
6301349038       63.60        7.625    20010401        20310301             360         375,000          2,654.23     20010401
6302360273       71.90        7.875    20010301        20310201             360         291,200          2,111.41     20010301
6315658804       80.00        7.750    20010301        20310201             360         392,000          2,808.34     20010301
6316316717       80.00        7.500    20010401        20310301             360         920,000          6,432.78     20010401
6322036978       80.00        7.875    20010301        20310201             360         508,950          3,690.25     20010401
6323358645       70.00        7.750    20010301        20310201             360         420,000          3,008.94     20010301
6324290011       37.80        7.750    20010301        20310201             360         378,000          2,708.04     20010401
6325424957       80.00        7.375    20010401        20310301             360         324,000          2,237.79     20010401
6326217327       70.00        7.250    20010401        20310301             360         295,750          2,017.54     20010401
6326749048       75.00        7.625    20010401        20310301             360         300,000          2,123.39     20010401
6332772943       80.00        7.750    20010301        20310201             360         352,000          2,521.78     20010301
6332932364       80.00        7.375    20010401        20310301             360         296,000          2,044.40     20010401
6333538368       51.60        7.875    20010401        20310301             360         400,000          2,900.28     20010401
6336847998       47.50        7.750    20010301        20310201             360         475,000          3,402.96     20010301
6338620377       46.90        7.750    20010401        20310301             360         798,000          5,716.97     20010401
6339756824       80.00        7.875    20010301        20310201             360         577,600          4,188.01     20010301
6348868495       79.70        7.250    20010301        20310201             360         444,000          3,028.87     20010301
6354210889       67.80        7.750    20010301        20310201             360         488,000          3,496.10     20010301
6354289776       63.70        8.000    20010301        20310201             360         605,000          4,439.28     20010301
6359113476       75.00        7.750    20010301        20310201             360         423,750          3,035.80     20010301
6360462615       89.80        8.125    20010401        20310301             360         305,400          2,267.59     20010401
6360762543       80.00        7.750    20010401        20310301             360         506,800          3,630.78     20010401
6361312629       57.10        7.625    20010401        20310301             360         400,000          2,831.18     20010401
6364895216       80.00        7.875    20001201        20301101             360         280,000          2,030.20     20010301
6365210746       69.00        7.875    20010301        20310201             360       1,000,000          7,250.70     20010301
6365510814       80.00        7.625    20010401        20310301             360         344,000          2,434.82     20010401
6367048649       56.40        7.750    20010301        20310201             360         750,000          5,373.10     20010301
6372712205       80.00        7.625    20010301        20310201             360         560,000          3,963.65     20010401
6373765046       80.00        7.625    20010401        20310301             360         384,000          2,717.93     20010401
6374619960       80.00        7.750    20010301        20310201             360         352,000          2,521.78     20010301
6385661142       90.00        7.750    20010301        20310201             360         394,200          2,824.10     20010301
6395312983       90.00        7.375    20010401        20310301             360         382,500          2,641.84     20010401
6396729706       57.30        7.875    20010301        20310201             360         430,000          3,117.80     20010301
6397952364       68.10        7.625    20010401        20310301             360         480,000          3,397.42     20010401
6399291837       80.00        7.750    20010301        20310201             360         343,920          2,463.89     20010301
6404898022       80.00        8.000    20010401        20310301             360         592,000          4,343.89     20010401
6405675528       50.00        7.750    20010101        20301201             360         300,000          2,149.24     20010301
6406509593       36.10        7.250    20010301        20260201             300         325,000          2,349.13     20010301
6407975660       80.00        7.625    20010401        20310301             360         504,000          3,567.29     20010401
6410215500       55.40        7.375    20010401        20310301             360         360,000          2,486.44     20010401
6415952388       80.00        7.500    20010301        20310201             360         412,000          2,880.77     20010301
6417381503       80.00        7.625    20010401        20310301             360         357,600          2,531.08     20010401
6418610959       75.00        7.625    20010401        20210301             240         337,500          2,744.74     20010401
6419816985       72.40        7.750    20010401        20310301             360         351,000          2,514.61     20010401
6420471671       68.70        7.125    20010401        20310301             360         329,000          2,216.54     20010401
6421334621       56.70        7.500    20010401        20310301             360         340,000          2,377.33     20010401
6422761509       80.00        7.750    20010301        20310201             360         492,000          3,524.75     20010301
6425310841       80.00        7.750    20010301        20310201             360         348,000          2,493.12     20010301
6425675599       61.90        7.500    20010301        20310201             360         390,000          2,726.94     20010301
6433474373       74.80        7.875    20010301        20310201             360         434,000          3,146.81     20010301
6435755530       39.20        7.375    20010401        20310301             360         306,000          2,113.47     20010401
6438697424       60.50        7.875    20010301        20310201             360         650,000          4,712.96     20010301
6441888721       80.00        7.625    20010301        20310201             360         492,800          3,488.01     20010301
6444185075       80.00        8.375    20010301        20310201             360         388,000          2,949.09     20010301
6444998394       62.50        7.875    20010401        20310301             360         303,000          2,196.97     20010401
6445248104       80.00        7.500    20010401        20310301             360         336,000          2,349.37     20010401
6445481630       75.00        7.625    20010301        20310201             360         630,000          4,459.11     20010301
6450794398       78.00        7.875    20010301        20310201             360         314,500          2,280.35     20010301
6451301896       80.00        7.625    20010301        20310201             360         368,000          2,604.69     20010301
6453239870       80.00        7.750    20010401        20310301             360         464,000          3,324.16     20010401
6458194948       71.30        7.375    20010401        20310301             360         300,000          2,072.03     20010401
6458310064       80.00        7.750    20010301        20310201             360         532,000          3,811.32     20010301
6462201200       75.00        7.750    20010301        20310201             360         435,000          3,116.40     20010301
6465240338       80.00        7.875    20010301        20310201             360         440,000          3,190.31     20010301
6477291188       80.00        7.500    20010401        20310301             360         395,980          2,768.75     20010401
6477956251       75.00        7.750    20010301        20310201             360         333,750          2,391.03     20010301
6481014527       80.00        7.625    20010401        20310301             360         372,800          2,638.66     20010401
6481397872       80.00        7.750    20010301        20310201             360         600,000          4,298.48     20010301
6489467545       76.70        7.625    20010401        20310301             360         368,000          2,604.69     20010401
6499176680       77.40        6.875    20010401        20310301             360         325,000          2,135.02     20010401
6508845317       80.00        7.500    20010301        20310201             360         323,100          2,259.17     20010301
6510593186       70.00        7.750    20010401        20310301             360         454,933          3,259.20     20010401
6512449791       75.00        8.000    20010301        20310201             360         288,750          2,118.75     20010301
6512566867       68.30        7.875    20010301        20310201             360         475,000          3,444.08     20010301
6515362397       79.70        7.750    20010401        20310301             360         498,000          3,567.74     20010401
6519815051       94.80        7.750    20010301        20310201             360         294,000          2,106.26     20010301
6520073518       58.50        6.875    20010401        20310301             360         500,000          3,284.65     20010401
6521608031       80.00        7.375    20010401        20310301             360         332,000          2,293.05     20010401
6522547642       23.80        7.875    20010301        20310201             360         596,000          4,321.42     20010301
6523547500       46.40        7.750    20010401        20310301             360         320,000          2,292.52     20010401
6523809223       75.00        7.625    20010401        20310301             360         345,000          2,441.89     20010401
6524298335       32.90        8.125    20010301        20310201             360       1,000,000          7,424.98     20010401
6527220732       75.00        7.625    20010301        20310201             360         331,500          2,346.34     20010301
6529368661       69.60        7.875    20010301        20310201             360         390,000          2,827.78     20010301
6531169628       57.90        7.875    20010301        20310201             360         414,000          3,001.79     20010301
6534866873       65.30        7.625    20010401        20310301             360         350,000          2,477.28     20010401
6535637372       68.40        7.750    20010301        20310201             360         650,000          4,656.68     20010301
6535893629       80.00        7.125    20010401        20310301             360         559,920          3,772.29     20010401
6537962752       80.00        7.750    20010301        20310201             360         528,000          3,782.66     20010301
6542841355       78.90        7.625    20010301        20310201             360         394,600          2,792.96     20010301
6547469889       70.00        7.500    20010301        20310201             360         367,500          2,569.62     20010301
6552542422       80.00        7.625    20010301        20310201             360         398,400          2,819.86     20010301
6553214146       90.00        8.250    20010101        20301201             360         492,800          3,702.25     20010301
6565368443       68.30        7.750    20010301        20310201             360         468,000          3,352.81     20010301
6570585593       80.00        8.250    20010301        20310201             360         540,000          4,056.84     20010301
6571390597       80.00        7.500    20010401        20310301             360         352,000          2,461.24     20010401
6571447793       85.00        7.500    20010301        20310201             360         369,750          2,585.35     20010301
6575918104       90.00        7.875    20010301        20310201             360         328,400          2,381.13     20010301
6578663509       71.90        7.875    20010401        20310301             360         575,000          4,169.15     20010401
6579923803       80.00        7.750    20010301        20310201             360         400,000          2,865.65     20010301
6580792346       72.40        7.750    20010301        20310201             360         375,000          2,686.55     20010301
6584688664       75.10        7.500    20010401        20310301             360         371,800          2,599.68     20010401
6584821745       75.00        7.500    20010401        20310301             360         547,500          3,828.20     20010401
6586322684       75.00        7.250    20010401        20310301             360         393,750          2,686.07     20010401
6586503523       57.90        7.500    20010301        20310201             360         446,000          3,118.50     20010301
6587656932       80.00        7.250    20010301        20310201             360         420,000          2,865.15     20010301
6589456752       65.30        7.875    20010401        20310301             360         418,000          3,030.80     20010401
6592785148       80.00        7.625    20010401        20310301             360         520,000          3,680.53     20010401
6598966395       70.00        7.750    20010301        20310201             360         584,500          4,187.43     20010301
6613928669       75.50        8.125    20010301        20310201             360         415,000          3,081.37     20010301
6614599303       80.00        7.500    20010401        20310301             360         351,200          2,455.65     20010401
6617966137       75.00        7.875    20010401        20310301             360         360,000          2,610.25     20010401
6621620514       80.00        7.625    20010401        20310301             360         432,000          3,057.67     20010401
6627875567       76.00        7.750    20010401        20310301             360         308,000          2,206.56     20010401
6632109358       80.00        7.875    20010401        20310301             360         400,000          2,900.28     20010401
6633564049       75.00        7.875    20010301        20310201             360         600,000          4,350.42     20010301
6636086958       73.10        7.500    20010301        20310201             360         380,000          2,657.02     20010301
6637758662       79.90        7.625    20010301        20310201             360         517,000          3,659.30     20010301
6639898276       80.00        8.000    20010301        20310201             360         503,600          3,695.24     20010301
6639903845       74.60        7.625    20010401        20310301             360         399,000          2,824.10     20010401
6640687239       69.00        8.000    20010301        20310201             360       1,000,000          7,337.65     20010301
6642391558       80.00        7.875    20010301        20310201             360         360,000          2,610.25     20010301
6645863041       80.00        7.500    20010301        20310201             360         360,000          2,517.18     20010301
6646528932       80.00        7.750    20010401        20310301             360         296,000          2,120.59     20010401
6648120332       80.00        7.750    20010301        20310201             360         292,778          2,097.50     20010301
6648230115       80.00        7.625    20010301        20310201             360         560,000          3,963.65     20010301
6656619076       60.60        7.750    20010401        20310301             360         385,000          2,758.19     20010401
6658099319       75.00        8.125    20010301        20310201             360         318,750          2,366.71     20010301
6658253577       37.50        7.375    20010401        20310301             360         600,000          4,144.06     20010401
6661670973       65.00        7.625    20010401        20310301             360         959,900          6,794.12     20010401
6663368311       78.30        7.750    20010301        20310201             360         582,000          4,169.52     20010301
6663660659       80.00        7.625    20010401        20310301             360         308,700          2,184.96     20010401
6666379091       64.00        7.500    20010401        20310301             360         320,000          2,237.49     20010401
6668219600       80.00        7.500    20010301        20310201             360         328,000          2,293.43     20010301
6671672332       80.00        7.625    20010401        20310301             360         316,000          2,236.63     20010401
6676741421       70.40        7.750    20010401        20310301             360         600,000          4,298.48     20010401
6678046191       80.00        7.750    20010301        20310201             360         308,000          2,206.56     20010301
6685181619       80.00        8.250    20001101        20301001             360         320,000          2,404.06     20010301
6685801752       80.00        7.500    20010301        20310201             360         399,200          2,791.27     20010401
6686938157       66.70        7.875    20010301        20310201             360         300,000          2,175.21     20010301
6688441358       80.00        7.750    20010301        20310201             360         336,000          2,407.15     20010301
6689868997       76.90        7.500    20010301        20310201             360         400,000          2,796.86     20010301
6690596561       80.00        8.125    20010401        20310301             360         328,000          2,435.40     20010401
6694160042       74.80        8.125    20010301        20310201             360         445,000          3,304.12     20010301
6697617154       41.40        8.000    20010301        20310201             360         300,000          2,201.30     20010301
6697942305       56.80        7.750    20010301        20310201             360         650,000          4,656.68     20010301
6700630384       67.20        7.875    20010401        20310301             360         975,000          7,069.43     20010401
6704111290       70.00        8.375    20010301        20310201             360         385,000          2,926.28     20010301
6713529060       80.00        8.125    20010301        20310201             360         480,000          3,563.99     20010301
6714998942       40.70        7.750    20010301        20310201             360         999,999          7,164.12     20010301
6717274978       80.00        7.750    20010301        20310201             360         460,000          3,295.50     20010301
6720801239       80.00        7.375    20010401        20310301             360         320,000          2,210.17     20010401
6723641194       69.70        8.250    20010301        20310201             360         644,500          4,841.92     20010301
6725791658       68.80        7.375    20010401        20310301             360         409,500          2,828.32     20010401
6728825578       89.90        8.500    20010301        20310201             360         281,000          2,160.65     20010301
6733949942       80.00        7.875    20010301        20310201             360         418,400          3,033.70     20010301
6738358164       79.60        7.875    20010301        20310201             360         385,500          2,795.15     20010301
6741394800       69.40        7.750    20010301        20310201             360         430,000          3,080.58     20010301
6741761669       75.00        7.625    20010401        20310301             360         352,500          2,494.98     20010401
6742867580       56.60        8.125    20010301        20310201             360         382,000          2,836.34     20010301
6745209988       71.30        7.875    20010301        20310201             360         428,000          3,103.30     20010301
6745429438       74.10        7.750    20010401        20310301             360         400,000          2,865.65     20010401
6745791845       76.20        7.750    20010401        20310301             360         320,000          2,292.52     20010401
6750587641       40.00        7.750    20010301        20310201             360       1,000,000          7,164.13     20010301
6750992692       80.00        7.750    20010301        20310201             360         360,000          2,579.09     20010301
6761090536       80.00        7.375    20010401        20310301             360         360,000          2,486.44     20010401
6764211915       63.20        7.750    20010301        20310201             360         650,000          4,656.68     20010301
6765316358       80.00        8.125    20010401        20310301             360         432,000          3,207.59     20010401
6767616359       55.60        7.750    20010301        20310201             360         425,000          3,044.76     20010301
6768128974       80.00        7.750    20010301        20310201             360         344,000          2,464.46     20010301
6776527480       77.00        7.500    20010401        20310301             360         362,000          2,531.16     20010401
6781319311       73.70        7.625    20010401        20310301             360         435,000          3,078.91     20010401
6782571670       79.00        7.750    20010301        20310201             360         450,000          3,223.86     20010301
6784219344       80.00        7.750    20010301        20310201             360         400,000          2,865.65     20010301
6785787273       80.00        7.625    20010301        20310201             360         317,200          2,245.13     20010301
6787794301       80.00        7.625    20010401        20310301             360         344,000          2,434.82     20010401
6792239136       75.30        7.250    20010401        20310301             360         330,000          2,251.19     20010401
6796491998       75.00        7.875    20010301        20310201             360         307,500          2,229.59     20010301
6797459127       80.00        7.625    20010301        20310201             360         441,800          3,127.04     20010301
6798938368       80.00        7.625    20010301        20310201             360         304,000          2,151.70     20010301
6799500811       75.00        7.750    20010401        20310301             360         375,000          2,686.55     20010401
6799554396       80.00        7.750    20010301        20310201             360         287,200          2,057.54     20010401
6806251739       73.30        7.875    20010301        20310201             360         315,000          2,283.97     20010301
6807054447       42.90        7.500    20010301        20310201             360         450,000          3,146.47     20010301
6810294089       80.00        8.000    20010301        20310201             360         322,000          2,362.73     20010301
6811078317       42.60        7.875    20010301        20310201             360         400,000          2,900.28     20010301
6817604462       80.00        7.750    20010301        20310201             360         488,000          3,496.10     20010301
6818931914       70.00        7.875    20010301        20310201             360         910,000          6,598.14     20010301
6822899487       80.00        7.500    20010401        20310301             360         341,600          2,388.52     20010401
6824197211       80.00        7.625    20010401        20310301             360         424,000          3,001.05     20010401
6824549346       69.40        7.625    20010301        20310201             360         375,000          2,654.23     20010301
6838860747       78.50        7.375    20010401        20310301             360         361,000          2,493.34     20010401
6839942692       79.90        7.750    20010301        20310201             360         619,500          4,438.18     20010301
6841616060       80.00        7.625    20010301        20310201             360         400,500          2,834.72     20010301
6842776731       54.20        8.125    20010301        20310201             360         650,000          4,826.24     20010301
6844538816       80.00        7.875    20010401        20310301             360         399,200          2,894.48     20010401
6845821518       66.70        7.500    20010301        20310201             360         401,000          2,803.86     20010301
6846982798       69.60        7.750    20010301        20310201             360         400,000          2,865.65     20010301
6859097260       80.00        7.750    20010401        20310301             360         432,000          3,094.91     20010401
6859801844       80.00        7.625    20010301        20310201             360         312,000          2,208.32     20010301
6861666052       75.00        7.625    20010401        20310301             360         378,750          2,680.77     20010401
6862833479       66.40        7.750    20010301        20310201             360         650,000          4,656.68     20010301
6870672034       75.00        7.625    20010401        20310301             360         423,750          2,999.28     20010401
6870689376       80.00        7.875    20010301        20310201             360         341,040          2,472.78     20010301
6870980791       45.30        7.250    20010301        20310201             360         975,000          6,651.22     20010301
6871480817       80.00        7.875    20010401        20310301             360         382,000          2,769.77     20010401
6876939213       23.20        7.750    20010401        20310301             360         650,000          4,656.68     20010401
6879828397       80.00        7.625    20010301        20310201             360         600,000          4,246.77     20010301
6879929906       80.00        7.375    20010401        20310301             360         536,000          3,702.02     20010401
6880774788       62.90        7.625    20010401        20310301             360         450,000          3,185.08     20010401
6886621736       80.00        7.375    20010401        20310301             360         316,000          2,182.54     20010401
6887704457       70.00        8.000    20010401        20310301             360         381,500          2,799.32     20010401
6888482020       61.10        7.875    20010301        20310201             360         428,000          3,103.30     20010301
6895233432       80.00        7.500    20010401        20310301             360         400,000          2,796.86     20010401
6899317520       80.00        7.750    20010301        20310201             360         296,000          2,120.59     20010301
6901623428       77.60        7.375    20010401        20310301             360         498,000          3,439.57     20010401
6903041496       80.00        7.500    20010301        20310201             360         325,000          2,272.45     20010301
6903248976       80.00        7.500    20010301        20310201             360         374,000          2,615.07     20010301
6905089345       77.80        7.750    20010301        20310201             360         350,000          2,507.45     20010301
6907419862       71.40        7.875    20010301        20310201             360         400,000          2,900.28     20010301
6910307369       75.00        8.250    20010301        20310201             360         393,500          2,956.24     20010301
6913792609       51.60        8.000    20010301        20310201             360         490,000          3,595.45     20010301
6915634056       48.90        7.875    20010301        20310201             360         832,000          6,032.58     20010301
6917883933       80.00        7.625    20010401        20310301             360         308,000          2,180.01     20010401
6918303394       58.50        7.750    20010301        20310201             360         380,000          2,722.37     20010301
6920661185       80.00        7.500    20010401        20310301             360         340,000          2,377.33     20010401
6920766893       80.00        7.375    20010301        20310201             360         480,767          3,320.54     20010301
6924926873       80.00        7.750    20010401        20310301             360         400,000          2,865.65     20010401
6925171594       73.30        7.375    20010401        20310301             360         352,000          2,431.18     20010401
6927640398       77.80        7.750    20010301        20310201             360         312,000          2,235.21     20010301
6931400946       85.00        7.875    20010301        20310201             360         314,500          2,280.35     20010301
6932375519       80.00        7.500    20010401        20310301             360         320,000          2,237.49     20010401
6932446781       75.00        7.625    20010401        20310301             360         375,000          2,654.23     20010401
6933411149       61.10        7.750    20010401        20310301             360         580,000          4,155.20     20010401
6935655495       80.00        7.500    20010301        20310201             360         327,900          2,292.73     20010301
6937832712       90.00        7.625    20010301        20310201             360         301,500          2,134.00     20010301
6937895768       90.00        8.375    20010401        20310301             360         441,000          3,351.92     20010401
6938948749       75.80        7.625    20010301        20310201             360         436,000          3,085.99     20010301
6939369697       90.00        8.000    20010301        20310201             360         329,940          2,420.99     20010301
6939388820       64.40        8.000    20010301        20310201             360         386,600          2,836.74     20010301
6941057140       74.50        7.375    20010301        20310201             360         350,000          2,417.37     20010401
6942683845       80.00        7.500    20010301        20310201             360         352,300          2,463.34     20010301
6944756169       66.70        8.500    20010401        20310301             360         600,000          4,613.49     20010401
6948973349       80.00        7.750    20010301        20310201             360         432,000          3,094.91     20010301
6950080009       79.70        7.875    20010301        20310201             360         450,950          3,269.71     20010301
6950288412       95.00        7.875    20010301        20310201             360         296,170          2,147.44     20010301
6965388892       69.40        7.375    20010401        20310301             360         400,000          2,762.71     20010401
6973870592       80.00        7.625    20010401        20310301             360         342,188          2,421.99     20010401
6975383958       74.70        7.750    20010301        20310201             360         355,000          2,543.27     20010301
6975669331       80.00        7.500    20010301        20310201             360         380,000          2,657.02     20010301
6980335753       70.00        7.750    20010401        20310301             360         650,000          4,656.68     20010401
6982359538       72.90        7.750    20010301        20310201             360         310,000          2,220.88     20010301
6982766179       74.30        7.375    20010301        20310201             360         650,000          4,489.39     20010301
6987201776       75.00        7.375    20010401        20310301             360         630,000          4,351.26     20010401
6987592315       44.80        7.875    20010301        20310201             360         650,000          4,712.96     20010301
6991857852       80.00        7.750    20010301        20310201             360         344,000          2,464.46     20010301
6992943909       80.00        7.750    20010301        20310201             360         412,850          2,957.71     20010301
6995064950       90.00        7.750    20010301        20310201             360         351,000          2,514.61     20010301
6997032971       69.10        8.625    20010401        20310301             360         650,000          5,055.64     20010401
6997193922       80.00        7.375    20010401        20310301             360         368,350          2,544.11     20010401
6998610098       70.00        7.875    20010401        20310301             360         448,000          3,248.32     20010401


Loan             Remaining       Scheduled           PMI                       Appraisal         Sales
Number             Term           Balance            Code           FICO         Value           Price
------           ---------       ----------          ----           ----       ---------       ---------
0023156227          356          598,492.60                          768         980,000            --
0023843659          357          419,191.01           11             744         470,000            --
0023914047          359          342,983.58           06             757         396,000         381,369
0025935834          325          428,552.09                          705         960,000            --
0028630861          359          420,495.43                          680         526,500         526,055
0028935039          358          356,554.65                          666         465,000            --
0028938686          359          415,720.86                          702         520,000         520,000
0028951903          355          283,357.46                          728         407,400         384,327
0028955557          358          648,624.51                          687         880,000         883,550
0028972156          356          319,175.34                          792         400,000         400,000
0028979094          355          341,790.53           12             772         400,000         400,000
0028979102          358          359,536.13                          759         450,000            --
0028983526          356          189,069.82                          776         364,000         368,000
0029008760          356          450,864.39                          643         565,000         565,000
0029022993          354          279,513.89           01             643         330,000         330,000
0029027075          355          456,842.14                          000         612,000         611,000
0029033024          357          346,348.44                          704         435,000            --
0029042488          359          399,717.68           01             716         468,000         467,266
0029045770          358          335,086.62                          671         425,000         419,455
0029058237          359          559,584.39                          773         740,000         700,000
0029060845          358          370,013.62                          627         494,000            --
0029061173          357          324,324.58                          725         447,000            --
0029065380          359          293,397.95                          760         367,000         375,022
0029066693          358          441,919.12                          687         590,000            --
0029077393          357          590,039.98                          784         745,000         738,979
0029085180          358          299,440.87                          779         412,000         412,912
0029086931          358          297,189.04                          731         373,000         372,039
0029090149          358          474,376.47                          633         725,000         725,000
0029090651          358          341,278.08                          715         428,000         427,205
0029093960          358          476,807.14                          770         597,000         600,000
0029094281          358          384,438.29                          630         720,000            --
0029095650          358          315,214.12                          729         395,000         394,566
0029096013          353          331,885.59                          752         495,000            --
0029097250          355          318,767.44                          644         430,000         430,000
0029097573          358          468,084.74                          786         750,000         746,000
0029099751          357          387,252.63                          778         485,000         485,000
0029100435          358          300,374.03                          728         376,000         376,000
0029102498          358          304,485.62                          705         450,000            --
0029103793          356          336,630.21                          706         450,000            --
0029104171          358          357,517.98                          780         508,000         508,000
0029105012          358          337,078.99           06             734         375,000         375,000
0029106200          358          379,064.27                          721         480,600         480,563
0029107018          358          349,552.10                          663         505,000            --
0029108552          358          283,907.41                          786         357,000         356,002
0029109097          356          278,498.50           11             711         295,000         293,933
0029109626          358          424,469.83                          670         900,000            --
0029111531          357          403,256.52                          776         600,000         599,000
0029111580          357          344,266.80                          752         460,000            --
0029113289          357          348,903.23                          769         535,000         529,000
0029114014          358          446,656.26                          747         575,000         559,000
0029118551          353          380,115.35                          703         478,000         477,390
0029122728          358          387,464.21                          738         490,000         485,000
0029123981          358          318,691.62                          749         425,500         425,500
0029124039          358          276,577.10                          797         355,800         355,716
0029124047          358          407,900.05                          718         520,000         519,124
0029124070          358          370,612.85                          677         473,000         472,892
0029125531          358          277,244.74                          715         347,000            --
0029128535          358          395,421.51                          729         633,000         495,000
0029129624          358          598,372.55                          710         750,000         749,000
0029131984          358          315,585.18                          786         395,000         395,000
0029132966          358          362,410.93                          676         476,000         453,673
0029133063          358          299,596.06                          744         445,000            --
0029134830          358          295,601.46                          670         370,000            --
0029135258          358          324,140.32                          693         408,000         405,800
0029135787          358          342,460.80                          732         437,000         436,885
0029136058          359          318,935.86                          700         411,000         410,960
0029136355          359          341,021.02                          772         455,000            --
0029136470          358          399,474.91                          769         625,000            --
0029137783          359          337,634.57                          770         435,000         432,354
0029138070          358          559,246.00                          743         700,000            --
0029139334          358          406,601.79                          745         525,000         515,981
0029140860          358          324,573.36                          682         430,000         425,000
0029142601          358          373,596.31                          687         477,000         476,701
0029145067          358          398,641.90                          707         500,000         499,000
0029145109          358          291,496.91                          722         370,000         369,880
0029145794          358          399,447.63                          690         520,000            --
0029147956          357          469,139.77                          650         690,000            --
0029149085          357          321,878.82                          719         430,000            --
0029151438          359          294,786.49                          777         441,000         441,305
0029151537          358          649,102.41                          765         980,000         930,000
0029152725          359          317,775.56                          654         530,000         528,500
0029153772          356          463,026.60                          786         695,000         678,000
0029154770          358          376,488.68                          725         480,000         472,234
0029155686          358          463,390.90                          751         585,000            --
0029156866          356          299,207.00                          747         380,000         375,800
0029157096          356          303,148.19                          768         381,000         380,000
0029157252          358          329,566.80                          723         440,000         440,000
0029157260          345          355,549.14                          784         450,000         450,000
0029157302          354          508,658.78                          753         710,000         710,500
0029157427          356          518,758.65                          722         670,000         650,000
0029157567          345          326,687.04                          703         510,000         495,000
0029157807          355          454,768.05                          769         642,000         641,150
0029157856          346          474,905.92                          761         600,000         600,000
0029157914          356          441,603.85                          700         616,000            --
0029157922          354          679,078.20                          769         852,000         852,000
0029157948          356          449,031.12                          756       1,150,000            --
0029158284          353          314,699.15                          664         395,000         395,000
0029158300          354          498,092.24                          739         680,000         672,500
0029158326          355          380,917.30                          657         525,000            --
0029158342          355          466,735.64                          752         625,000         624,000
0029158417          353          347,309.45           12             759         411,000         402,500
0029158623          355          598,060.51                          752         925,000         875,000
0029158631          354          377,526.90                          660         475,000         473,800
0029158706          357          498,369.56                          793         645,000         645,000
0029158789          353          323,519.03                          770         480,000         478,000
0029158904          353          305,852.87           06             683         333,000         323,349
0029159001          358          455,386.02                          762         570,000         570,000
0029159035          357          318,645.02                          640         405,000         399,000
0029159100          357          345,661.78                          771         434,000         433,000
0029159282          356          456,770.66                          767         894,000            --
0029159589          355          485,899.14                          759         675,000         650,000
0029159688          353          368,270.98                          774         619,000         614,900
0029159753          358          331,552.98                          780         426,000         415,000
0029159761          353          547,617.47                          658         796,000         750,000
0029160066          357          298,298.99                          781         380,000         375,000
0029160280          354          301,921.65                          718         387,000         379,161
0029160322          356          438,745.71                          772         700,000            --
0029160397          356          389,966.48           01             735         475,000         460,000
0029160454          356          411,880.40                          651         700,000            --
0029160512          355          437,367.29                          699         642,000            --
0029160710          355          378,943.97           06             720         423,000         422,380
0029160793          354          279,772.78                          745         400,000         375,000
0029160819          356          335,134.08                          674         460,000            --
0029161007          357          281,656.43                          660         353,000         352,829
0029161056          345          364,571.77                          747         460,000            --
0029161148          355          299,210.27                          712         375,000            --
0029161197          358          426,709.95                          719         575,000            --
0029161205          358          369,371.12                          797         546,000         544,935
0029161239          357          369,250.24                          795         591,000         591,000
0029161288          356          391,091.51                          625         492,000         490,161
0029161304          356          299,166.00                          693         680,000            --
0029161551          353          423,294.65                          775         660,000         650,000
0029161809          356          319,445.39                          657         449,000         447,367
0029161858          356          514,736.26                          742         645,000            --
0029161890          355          316,349.30                          656         400,000         397,000
0029161981          356          323,292.58                          745         410,000         406,049
0029162112          356          373,983.40                          721         670,000         669,775
0029162153          355          418,709.64                          666         525,000            --
0029162179          356          557,439.20                          700         699,000         699,000
0029162260          354          368,856.75                          686         570,000         570,000
0029162526          354          278,853.76                          784         350,000         350,000
0029162708          356          645,276.81                          735         825,000         810,000
0029162765          357          446,338.61                          687         560,000         559,309
0029162781          351          304,409.54           12             698         345,000         340,000
0029162856          355          297,060.85                          746         373,000         372,500
0029162922          355          418,709.64                          735         535,000         525,000
0029162930          356          383,929.68                          819         555,000         555,000
0029163060          355          384,844.04                          661         555,000            --
0029163078          355          341,392.87                          728         650,000         642,500
0029163086          356          525,534.93                          773         900,000         889,000
0029163102          356          309,371.81                          684         535,000            --
0029163136          353          343,943.88                          770         432,000         432,000
0029163177          353          388,394.50                          760         870,000         845,000
0029163193          356          279,240.91                          713         350,000         350,000
0029163227          354          298,708.87                          795         450,000         446,327
0029163235          354          332,802.38                          755         425,000         425,000
0029163268          357          319,334.96                          741         415,000         400,000
0029163284          357          374,938.68                          745         731,000            --
0029163300          354          481,968.38                          755         605,000         605,000
0029163391          356          309,985.83                          739         395,000         388,600
0029163466          358          377,065.26                          679         598,000         597,673
0029163540          356          358,320.28                          693         450,000         449,000
0029163573          357          347,329.68                          777         439,000         435,000
0029163581          354          298,972.02                          719         400,000            --
0029163599          354          308,881.93                          779         950,000            --
0029163615          356          338,046.91                          704         485,000         484,556
0029163730          357          614,719.85                          697         770,000            --
0029163888          354          468,170.55                          746         588,250         588,207
0029164134          355          378,946.45                          781         478,000         475,000
0029164399          354          294,904.85                          717         370,000            --
0029164498          359          324,776.33                          743         700,000            --
0029164605          357          573,805.06                          667         775,000         775,000
0029164712          356          307,185.85                          688         590,000            --
0029164894          356          286,401.58                          686         359,000         359,000
0029164969          355          414,904.47                          731         755,000            --
0029165206          357          390,187.44                          000         595,000            --
0029165230          356          323,870.30                          703         565,000            --
0029166261          354          348,951.83                          787         440,000         440,000
0029166485          356          301,620.66                          718         390,000         378,000
0029166550          355          376,808.73           06             714         420,000         420,000
0029166741          356          282,436.53                          000         480,000            --
0029166774          356          290,322.94           06             637         324,000         324,000
0029166782          356          489,934.12                          690         614,000         614,000
0029166907          357          326,431.45                          761         420,000            --
0029166923          356          372,653.08           06             637         415,000         415,500
0029166964          355          293,971.49                          767         375,000         375,000
0029166998          357          375,275.74                          649         475,000            --
0029167046          355          366,312.05                          679         490,000            --
0029167152          356          534,987.47                          698         850,000            --
0029167210          355          448,545.39                          742         670,000         650,000
0029167301          353          375,533.60                          771         740,000         737,500
0029167384          356          306,167.36           06             665         342,000         341,010
0029167400          354          557,928.09                          625         700,000            --
0029167434          356          302,112.93                          690         440,000            --
0029167459          354          342,727.24                          677         435,000         430,000
0029167475          356          522,842.14                          758         655,000         655,000
0029167509          357          409,169.17                          701         660,000         649,900
0029167756          356          293,721.55                          769         385,000            --
0029167939          356          432,902.69                          769         544,000         542,588
0029168317          357          393,082.85                          678         525,000            --
0029168465          354          398,323.53                          698         502,000         499,900
0029168507          357          302,728.97           06             715         325,000         319,236
0029168663          357          618,976.37                          644         775,000         775,000
0029168739          358          332,540.16                          733         430,000         416,253
0029168952          357          283,409.80                          737         355,000         355,000
0029168960          355          381,324.86           06             666         425,000         425,000
0029169091          353          398,661.38                          699         685,000            --
0029169182          356          430,914.64                          713         544,000         540,000
0029169208          354          547,859.19                          782       1,180,000       1,135,000
0029169240          356          554,567.12                          750         695,000         695,000
0029169257          357          340,592.68                          634         455,000            --
0029169307          354          358,127.44                          729         460,000         460,000
0029169448          356          293,161.88                          764         368,000         367,500
0029169471          353          326,005.35                          668         410,000         408,975
0029169570          357          297,440.43                          677         440,000            --
0029169646          356          297,306.66                          779         398,000         398,000
0029169679          356          376,152.55           06             649         420,000         419,000
0029169687          355          299,250.38                          643         429,000            --
0029169752          355          373,876.94                          745         575,000            --
0029169778          357          409,848.71                          660         540,000         513,405
0029169869          353          398,177.26                          756         570,000         568,500
0029169919          355          377,905.26           06             664         421,500         421,250
0029169935          357          456,341.49                          741         572,500         571,536
0029170073          356          383,956.29                          720         558,000         550,000
0029170131          357          307,406.71                          645         388,000         385,000
0029170214          355          647,951.55                          663       1,200,000            --
0029170305          356          305,231.19                          630         410,000            --
0029170826          355          418,607.57                          789         535,000         525,000
0029170917          356          359,853.62                          735         451,000         450,950
0029171725          358          299,575.15                          788         450,000            --
0029172087          359          329,685.95                          690         459,000         412,392
0029172129          357          329,296.73                          758         412,500         412,500
0029172137          356          334,240.38                          626         490,000            --
0029172145          355          380,454.34                          740         477,500         477,500
0029172152          357          339,361.57           06             739         400,000         400,000
0029172178          355          727,640.28                          766       1,250,000       1,230,000
0029172194          356          349,142.81                          706         500,000            --
0029172202          356          299,186.73                          721         400,000            --
0029172244          356          279,259.86                          779         386,000         385,297
0029172269          354          318,405.77                          802         399,600         399,600
0029172293          357          315,874.67                          723         412,000            --
0029172301          355          357,211.80                          757         455,000         448,033
0029172335          354          494,020.01                          774         625,000         620,000
0029172343          356          285,184.72                          723         495,000            --
0029172368          355          285,497.40                          771         370,000         358,000
0029172376          357          399,248.91                          658         510,000            --
0029172400          357          287,274.94                          717         375,000         359,900
0029172772          356          524,597.18                          709         752,000         751,001
0029172863          358          351,813.51                          723         440,500         440,400
0029172988          357          396,926.32                          630         497,000         497,000
0029173010          357          323,406.98                          772         470,000            --
0029173069          358          339,597.08                          799         425,000         425,000
0029173077          357          345,912.92           11             696         385,000         385,000
0029173200          358          329,482.73                          785         440,000         412,468
0029173218          358          502,348.75                          745         640,000         629,811
0029173234          358          344,694.16                          790         455,000         431,479
0029173820          356          397,373.29           06             681         450,000         450,000
0029173887          355          286,564.05           06             663         315,000         302,530
0029174034          356          442,855.75                          739         560,000            --
0029174059          356          279,296.52                          739         419,000         419,000
0029174349          355          393,786.46                          764         522,000            --
0029174521          354          473,286.80                          734         625,000            --
0029174794          357          293,419.12                          722         369,000            --
0029174901          356          500,604.45                          712         630,000         627,500
0029175221          354          398,481.98                          798         525,000         525,000
0029175239          356          598,373.47                          768       1,125,000       1,011,100
0029175403          356          298,219.27                          744         375,600         374,000
0029175437          355          430,567.79                          772         562,000         540,000
0029175668          354          310,874.70                          708         390,000         390,000
0029175726          356          279,259.86                          763         950,000            --
0029175874          355          283,104.95                          683         365,000         355,000
0029175882          356          377,868.78                          733         505,000            --
0029175999          354          394,378.93                          668         495,000         495,000
0029176443          358          330,531.27                          696         420,000         414,890
0029176633          358          284,625.88                          632         435,000            --
0029176997          356          648,408.10                          733       1,000,000       1,000,000
0029177029          356          324,973.49                          712         430,000         424,362
0029177037          353          602,445.09                          702         925,000            --
0029177045          354          346,136.74                          737         435,000         434,950
0029177276          358          292,085.77           06             699         325,000         325,000
0029177474          353          497,604.05                          737         750,000         679,003
0029177649          355          295,688.76           01             666         318,500         312,235
0029177755          356          471,372.07                          687         600,000            --
0029177979          357          414,115.59                          771         535,000         535,000
0029178019          354          308,069.82                          764         540,000            --
0029178043          355          290,981.93                          767         365,000         365,000
0029178092          355          593,392.54                          771         850,000            --
0029178142          354          458,816.30                          726         577,900         577,900
0029178191          354          383,116.89                          762         665,000         656,653
0029178274          355          423,228.72                          765         533,000            --
0029178308          356          498,743.78                          723         677,000         677,000
0029178720          355          328,849.47                          791         475,000            --
0029178738          355          367,707.51                          776         595,000         588,900
0029178944          356          313,768.42                          759         450,000         449,500
0029179082          359          499,647.11                          711         670,000         669,302
0029179124          357          319,399.12                          753         400,000         400,000
0029179173          354          366,453.99                          774         459,850         459,850
0029179389          355          344,936.97                          698         443,000         440,000
0029179421          356          391,738.23                          758         495,000         490,976
0029179447          356          626,209.80                          745         785,000         785,000
0029179504          357          300,933.86           01             685         335,000         335,000
0029179561          359          332,787.66           35             770         370,000         370,000
0029179744          355          406,253.85                          671         510,000         510,000
0029179769          354          280,105.44                          745         360,000         351,500
0029179777          355          310,939.20                          723         400,000         390,000
0029179819          357          648,747.96                          793         888,000            --
0029179991          357          315,450.59           06             636         365,000            --
0029180395          356          334,309.24                          767         419,000         418,919
0029182862          358          312,268.18                          778         402,000         390,920
0029185444          355          885,201.47                          735       1,250,000       1,111,000
0029185618          357          299,422.14                          659         425,000            --
0029185667          354          644,291.74                          692       2,100,000            --
0029185741          354          498,414.45                          681         750,000         650,000
0029189172          358          365,774.96                          772         460,000         458,000
0029189644          358          359,539.30                          749         450,000         475,000
0029190253          358          325,699.62           11             777         363,000         362,397
0029190410          358          383,495.10                          696         480,000         480,000
0029193851          357          330,628.65                          671         415,000         414,154
0029194610          359          381,530.52                          734         480,000         477,301
0029195914          354          647,533.24                          723       1,058,950       1,058,950
0029196078          355          403,690.85                          680         540,000            --
0029196193          356          307,226.16                          708         385,000         385,000
0029197902          356          648,408.10                          753         892,000         892,000
0029198157          355          428,574.42                          761         555,000         537,500
0029198264          355          358,806.46                          672         485,000         480,000
0029198900          359          524,638.70                          678         775,000         759,000
0029199205          358          290,857.85                          768         364,500         364,065
0029200441          354          620,513.06                          747         890,000            --
0029200466          357          598,956.81                          716         750,000         750,000
0029200482          357          276,438.69                          784         370,000         369,850
0029200516          356          293,261.35                          672         368,000         367,500
0029200557          352          319,596.41                          681         428,000            --
0029200565          357          367,989.80                          745         465,000         460,900
0029200615          356          298,785.03                          761         600,000            --
0029200656          355          451,572.38                          712         570,000         567,000
0029200672          355          354,906.26                          768         445,000         445,000
0029200797          357          383,061.10                          763         480,000         479,888
0029200805          355          481,017.64                          709         685,000         682,500
0029200888          355          319,157.61                          662         404,000            --
0029200938          356          648,715.75                          683       1,060,000         950,000
0029200953          356          364,106.07                          638         500,000            --
0029200995          356          462,834.23                          769         585,000         580,000
0029201027          354          576,802.69                          792         879,000         879,000
0029201068          357          315,359.65                          783         410,000         408,206
0029201092          354          323,607.11                          683         570,500         597,896
0029201100          354          549,796.47                          716         695,000         690,000
0029201456          357          279,474.23                          639         395,000         395,000
0029201506          357          299,344.44                          720         468,000            --
0029201522          359          315,288.30                          722         420,000            --
0029201563          354          342,063.36           06             641         400,000         381,560
0029201613          357          351,272.21                          690         440,000         439,900
0029201969          357          598,814.54                          759         886,000         885,990
0029202835          359          359,758.44                          764         470,000         450,000
0029204542          359          599,576.53                          725         940,000            --
0029204864          358          342,238.58                          677         435,000         428,420
0029210002          358          399,469.99                          768         505,000         500,000
0029210457          358          349,516.69                          671         500,000            --
0029211737          358          489,390.18                          732         615,000         612,605
0029212131          358          379,475.24                          764         525,000         475,000
0029212453          359          374,248.72                          731         595,000         545,000
0029212537          358          314,043.30           35             660         380,000         370,000
0029213832          358          304,549.78                          718         390,000         381,780
0029214301          359          548,032.03                          752         685,500         698,750
0029215696          357          498,986.80                          710       1,080,000            --
0029215712          358          410,682.10                          699         520,000         514,105
0029215977          358          649,102.42                          661       2,300,000            --
0029216447          359          318,263.63                          750         435,000         425,000
0029217015          359          344,756.51                          719         450,000            --
0029218310          356          282,769.37                          709         355,000            --
0029218393          357          468,463.81                          791         588,000         588,000
0029218591          356          398,969.15                          734         505,000         500,000
0029218609          358          399,461.43           11             698         448,000            --
0029218617          357          341,324.30                          664         428,000         427,500
0029218690          357          309,387.50                          758         507,000         505,900
0029218898          357          299,392.08                          777         441,000         431,223
0029218989          357          393,221.56                          667         496,000         492,500
0029219425          357          289,255.84           01             667         343,000         322,000
0029219615          359          316,581.98                          781         396,000            --
0029220621          358          483,279.36                          743         610,000         609,717
0029220654          358          418,121.81                          757         535,000         523,385
0029220753          359          302,131.16                          679         387,500         377,945
0029222197          357          275,182.32           24             731         307,000         306,377
0029222577          358          320,599.55           35             657         357,500         357,500
0029224763          359          349,003.50                          745         464,000         436,571
0029225125          358          337,147.26                          767         429,000         428,089
0029225166          358          296,539.94                          770         385,000         377,240
0029225307          357          383,260.33                          759         480,000            --
0029225562          355          478,367.99                          701         600,000            --
0029225596          356          505,723.00                          690         775,000            --
0029225661          358          367,991.14                          777         462,000         460,700
0029226362          357          303,368.22                          758         380,000         380,000
0029226370          356          336,607.90                          788         487,500         487,500
0029226388          357          538,905.74                          678         750,000         675,000
0029226578          356          338,103.92                          710         424,000            --
0029226651          357          364,895.77                          773         464,000         457,000
0029226727          357          399,217.97                          762         505,000         505,000
0029226768          357          486,013.14                          630         750,000         750,000
0029226776          356          498,743.78                          724         625,000         625,000
0029226792          357          395,217.61                          651         495,000            --
0029226859          357          406,374.86                          667         509,900         509,000
0029226974          357          447,092.17                          639         570,000            --
0029226982          357          388,768.62           01             652         422,000         410,000
0029227006          357          343,320.33                          755         430,000         430,000
0029228244          359          390,181.29                          712         502,000         500,462
0029228293          359          294,791.79                          776         430,000            --
0029229986          357          291,472.98           11             709         327,000         324,500
0029230075          356          474,773.30                          703         685,000            --
0029230083          357          369,268.98                          746         465,000            --
0029230109          356          333,778.87           11             746         385,000         385,000
0029230224          357          374,313.62                          762         560,000            --
0029230240          356          385,279.59                          750         515,000         515,000
0029230257          356          565,646.46                          653         710,000         709,000
0029230273          357          305,425.40           12             642         340,000            --
0029230299          353          386,319.22                          751         545,500            --
0029230331          354          381,934.23                          763         750,000            --
0029230406          355          466,598.44                          690         585,000         585,000
0029231396          358          304,967.51                          705         502,000         502,882
0029234424          359          304,795.35                          777         610,000         610,000
0029234663          359          499,681.16                          788       1,158,000       1,158,000
0029237062          359          377,333.50                          785         472,000            --
0029237088          358          310,198.87                          772         395,000         388,345
0029237104          359          341,776.28           13             715         380,000         380,000
0029237146          359          384,735.04                          760         585,000         580,000
0029237294          359          437,198.91                          690         625,000            --
0029249414          359          319,785.28                          749         535,000            --
0029249844          356          362,264.35                          759         456,000         454,140
0029250016          358          399,383.62           24             742         445,000         444,390
0029250081          358          304,307.46                          753         381,000         380,986
0029251790          358          353,461.22                          667         596,000         595,669
0029251832          358          291,326.70                          745         396,000         391,743
0029251881          357          305,043.26                          623         383,000         382,838
0029251915          358          439,011.56                          760         550,000         549,572
0029252525          359          351,751.56                          806         445,000         440,000
0029252764          354          288,954.02                          801         363,500         362,500
0029252921          356          357,452.66                          733         450,000         448,000
0029252988          356          399,045.12                          661         558,000            --
0029255494          359          438,624.24                          716         550,000         548,694
0029258035          355          735,702.79                          744         987,000         984,247
0029258258          358          438,343.84                          761         639,000         638,975
0029258878          358          289,587.64                          717         415,000            --
0029260759          359          359,726.07                          703         480,000            --
0029262516          359          339,766.01                          630         430,000            --
0029263381          359          398,732.28                          651         500,000            --
0029267150          358          326,791.82                          728         410,000         409,057
0029267234          358          299,625.76                          667         440,000         439,457
0029267309          358          331,103.58           01             712         349,000         377,646
0029268489          354          294,220.78                          707         380,000         369,367
0029269230          356          414,688.21                          771         519,454         519,454
0029269305          355          299,470.41                          772         390,000         382,000
0029269339          356          319,196.01                          707         400,000         400,000
0029269420          356          466,683.25                          762         886,000         878,500
0029269545          355          528,489.16                          633         815,000            --
0029271442          359          308,576.50                          691         535,000            --
0029274081          359          296,090.87                          791         370,400         370,395
0029276342          357          319,283.07                          770         412,000         400,000
0029276441          358          499,197.94                          742       1,010,000       1,050,183
0029276508          358          449,346.54                          651         830,000         818,300
0029276599          358          415,816.74                          638         555,000            --
0029276623          357          449,064.82                          728         586,000         565,000
0029276664          358          324,894.96                          742         530,000            --
0029276698          358          427,408.97                          691         535,000         535,000
0029276755          358          443,386.88                          737         555,000            --
0029276805          358          376,292.66                          767         472,000         471,000
0029276839          356          485,081.41                          667         630,000            --
0029276854          358          302,102.91                          650         394,000            --
0029276904          357          424,181.37                          689         841,500         809,900
0029276938          354          612,724.62                          779         771,000         777,243
0029277019          357          319,367.75                          651         400,000            --
0029277084          357          398,994.15                          674         500,000            --
0029277100          357          379,229.95                          766         475,000            --
0029277175          358          399,461.43                          735         539,000         539,000
0029277258          358          401,844.32                          733         503,000         503,000
0029277290          355          334,913.87                          739         525,000            --
0029277340          357          298,153.59           01             802         335,000         332,000
0029277431          357          352,102.94                          805         446,000         445,000
0029277456          358          339,446.31                          787         450,000            --
0029277506          357          348,597.26                          704         500,000         499,500
0029277530          357          289,022.02                          758         470,000            --
0029277597          357          371,426.50                          763         470,000         465,300
0029277613          357          284,576.10           06             652         300,000            --
0029277639          357          292,406.24                          774         367,000         367,000
0029277738          358          459,380.64                          786         590,000         575,000
0029277746          357          498,986.80                          784         795,000         775,000
0029277795          357          335,219.32                          769         420,000         419,900
0029277803          358          455,499.97                          709         575,000            --
0029277902          358          347,531.43                          641         465,000         435,000
0029277985          357          291,751.13                          670         395,000            --
0029278074          357          299,407.26                          781         600,000            --
0029278124          358          323,574.68                          735         406,000         405,000
0029279502          359          389,724.74                          657         530,000            --
0029280328          359          368,732.93           13             718         410,000         410,000
0029281821          358          338,926.59                          662         425,000         424,549
0029281839          357          431,209.30                          778         550,000         540,000
0029281854          357          349,290.75                          683         470,000            --
0029281888          357          307,808.83                          648         430,000         430,000
0029281920          357          279,487.50                          695         365,000         350,000
0029281946          357          379,249.22                          711         475,000         475,000
0029282019          358          287,612.22                          728         360,000         360,000
0029282514          357          407,360.54                          666         675,000            --
0029282563          357          399,189.45                          773         780,000         779,000
0029285012          359          322,766.23                          702         450,000         403,763
0029285624          358          542,801.65                          781         680,000         680,000
0029290103          358          399,061.97                          735         500,000         499,521
0029290640          358          299,653.54                          669         400,000            --
0029290962          358          399,447.63                          786         510,000         507,500
0029291069          358          311,111.41                          722         665,000            --
0029291101          358          364,532.91                          732         636,000         635,606
0029291317          358          319,857.69                          664         535,000         533,872
0029291713          359          599,565.74                          772       1,000,000            --
0029291721          358          286,542.10           13             803         319,000         318,800
0029291820          358          414,776.43                          663         520,000         519,200
0029291986          358          649,124.82                          764         955,000         938,500
0029292133          358          284,466.47           13             661         317,000         316,500
0029292190          358          374,507.74                          668         500,000            --
0029292307          358          295,650.73                          700         375,000         370,096
0029292380          358          349,029.42           13             685         391,000         390,380
0029293321          359          341,364.91                          816         432,000         427,000
0029294246          341          330,409.09                          704         415,000            --
0029294345          359          414,100.07                          754         519,000         518,005
0029296985          358          515,322.64                          648         650,000         645,000
0029297009          358          367,478.86                          728         460,000         460,000
0029297017          359          298,983.45                          684         376,000         374,000
0029297108          358          435,866.14           06             758         485,000         485,000
0029297314          358          612,308.29                          712         875,000         766,444
0029297397          358          299,553.31                          757         375,000         375,000
0029297470          358          319,546.84                          760         411,000         400,000
0029297702          358          387,515.97                          637         485,000            --
0029297819          358          343,559.77                          717         483,500         430,000
0029297900          358          358,703.98                          759         460,000         449,000
0029297934          359          406,263.07                          647         525,000         508,227
0029298098          356          441,942.47                          692         660,000            --
0029298932          359          374,735.33                          690         475,000         474,604
0029300910          358          355,567.13                          707         660,000            --
0029301173          358          384,175.02                          653         491,000         480,850
0029301223          358          373,349.92                          796         475,000         475,000
0029301298          358          314,565.02                          774         455,000            --
0029301520          357          452,010.12                          732         687,000         680,519
0029301777          356          314,188.21           01             664         350,000         350,000
0029301934          354          274,411.67           06             711         290,000         289,900
0029302056          354          597,481.47                          752       1,600,000       1,600,000
0029302429          358          448,410.58                          788         649,000         649,000
0029302510          358          299,596.06                          769         415,000         405,000
0029302619          358          594,618.41                          716         750,000            --
0029303286          359          314,278.03           12             736         405,000         370,000
0029304938          359          507,659.15                          749         645,000         635,000
0029305026          358          323,563.75           06             620         360,000            --
0029305075          358          295,701.32           12             747         335,000         329,900
0029306255          358          305,598.30           12             690         340,000         340,000
0029306271          358          339,564.90                          756         455,000            --
0029306297          358          358,591.46                          715         449,500         448,905
0029306412          358          768,989.21                          731       1,150,000            --
0029306446          358          485,094.09                          715         608,000         607,149
0029306610          358          299,564.35                          768         400,000            --
0029306636          359          319,774.15                          755         400,000            --
0029306669          237          303,553.08                          688         455,000            --
0029306693          358          390,659.78                          785         491,000         489,000
0029306842          358          649,056.11                          706       1,000,000            --
0029308095          357          299,376.55                          724         390,000         390,000
0029308350          359          422,316.44                          703         630,000            --
0029308566          359          349,759.14                          631         472,000            --
0029308947          358          411,431.06                          747         560,000         515,000
0029312675          359          371,000.90                          694         495,000            --
0029312907          359          368,596.16                          679         467,000         461,112
0029312998          359          371,723.92                          764         635,000         596,396
0029313848          358          649,102.41                          676         975,000         975,000
0029313863          358          386,465.59           01             653         550,000         460,000
0029314911          358          303,469.63                          796         379,900         379,900
0029314960          358          283,663.44                          701         355,000         355,000
0029315009          358          291,596.76                          720         365,000            --
0029315025          358          443,321.30                          693         760,000         740,000
0029315058          358          279,613.34                          782         350,000         350,000
0029315066          358          335,547.60                          694         420,000            --
0029315074          357          326,885.05                          709         450,000         450,000
0029315116          358          438,679.53                          669         549,000            --
0029315132          358          307,585.30                          701         435,000            --
0029315165          358          368,515.61           01             770         410,000            --
0029315207          358          407,877.35                          778         510,500         510,500
0029315272          358          279,632.43                          673         350,000            --
0029315330          358          309,280.39                          772         410,000         409,719
0029315397          358          343,410.84                          748         430,000            --
0029315421          358          282,737.70           06             784         300,000         298,000
0029315447          357          314,345.37                          708         503,000            --
0029315454          358          378,103.01                          676         497,000         473,343
0029315520          358          439,392.39                          730         750,000         743,900
0029315728          358          303,111.60           06             769         350,000         345,876
0029315892          358          324,562.41                          687         500,000            --
0029315926          358          299,625.76                          645         375,000            --
0029315983          358          327,580.25                          689         410,000            --
0029316064          357          316,939.96                          692         400,000         397,000
0029316155          358          321,288.32                          654         420,000            --
0029319274          359          389,724.74                          702         875,000            --
0029319522          358          570,341.17                          729         715,000         713,950
0029326972          357          279,403.29                          758         361,000         350,000
0029327061          356          299,319.75                          635         375,000            --
0029327103          358          296,600.10           01             727         330,000            --
0029327285          358          559,145.15                          729         700,000            --
0029327525          358          390,945.58           11             659         435,000         435,000
0029327632          358          319,558.11                          775         410,000         400,000
0029327699          358          335,536.01                          683         420,000            --
0029327715          358          649,056.11                          768         990,000         977,578
0029327889          358          305,544.38                          712         415,000            --
0029327996          358          334,560.24                          685         435,000            --
0029328044          358          289,599.54                          754         365,000         362,500
0029329620          358          592,890.29           01             624         723,000         702,171
0029329729          357          517,027.33                          682         648,000         648,000
0029330610          358          383,009.22                          703         480,000         479,395
0029332681          357          399,248.91                          732         530,000         530,000
0029333127          359          399,744.93                          765         750,000            --
0029333234          358          432,774.92                          641         547,000         541,590
0029333366          358          374,520.10                          731         525,000         525,000
0029333374          357          425,179.43                          764         727,000            --
0029333549          358          348,714.44                          681         445,000         444,605
0029333622          358          499,360.14                          735         650,000         650,000
0029333739          358          479,401.22                          732         600,000         600,000
0029333911          357          409,230.13                          654         525,000            --
0029334224          357          519,023.58                          779         650,000            --
0029335320          358          318,770.21                          765         400,000         399,000
0029335858          358          349,563.39                          756         630,000         630,000
0029337961          352          412,938.08                          699         685,000         675,000
0029338019          352          398,205.43                          679         500,000            --
0029338068          358          360,061.67                          770         515,000            --
0029338100          358          415,494.17                          659         520,000            --
0029338316          354          331,769.25           06             787         370,000         369,900
0029340460          358          299,635.22                          675         415,000         400,000
0029340700          358          365,054.97                          758         525,000            --
0029340718          358          648,957.32                          768         895,000            --
0029340957          358          299,553.32                          694         445,000            --
0029341633          358          351,513.92                          766         440,000         440,000
0029341666          358          341,610.16                          760         428,000         427,870
0029341799          358          559,126.83                          632         705,000         699,900
0029341930          357          367,285.59                          692         460,000         459,928
0029342003          358          319,431.64                          775         404,000         399,900
0029343035          358          575,163.56                          789         725,000         720,000
0029343076          359          599,554.71                          761         760,000         750,000
0029343191          358          299,564.35                          752         376,000         375,531
0029343779          358          497,294.75                          689       1,025,000            --
0029343829          357          297,801.75                          712         400,000            --
0029343985          358          305,716.44                          763         385,000         382,724
0029344041          358          289,279.31           11             757         310,000         304,950
0029344074          358          380,423.92                          793         477,000         476,243
0029344090          358          364,009.21           11             761         415,000         405,000
0029344165          358          317,471.96                          718         400,000         397,404
0029344199          358          407,436.58                          753         510,000         510,000
0029344355          358          387,677.30                          761         495,000         485,256
0029344389          358          399,461.43                          712         575,000         575,000
0029344413          358          291,137.13                          709         374,000         367,737
0029344439          358          281,610.58                          782         355,000         352,508
0029344454          358          334,820.95                          775         420,000         419,104
0029344496          357          277,001.61                          649         347,000         346,990
0029344512          358          299,106.84           12             642         341,000         332,799
0029344538          358          308,972.74                          657         388,000         386,804
0029344553          358          279,573.05                          779         350,000         349,950
0029344603          358          308,451.72                          761         390,000         389,000
0029344611          358          443,386.87                          716         555,000         555,000
0029344660          358          303,600.92           13             750         345,000         320,000
0029344710          358          127,684.18           11             795         320,000         320,000
0029345956          359          786,908.08                          742       1,125,000       1,125,000
0029346053          358          303,330.55           01             717         337,500         337,500
0029346061          359          300,198.44                          737         380,000            --
0029346079          359          531,535.02                          749         665,000         664,950
0029346129          358          449,329.97                          647         825,000            --
0029346731          358          299,094.43           12             680         325,000         336,458
0029346814          358          399,447.63           24             769         452,000         449,615
0029346863          359          331,871.45           24             782         370,000         369,000
0029346871          358          407,408.76                          735         510,000         510,000
0029348281          359          309,802.32                          768         965,000            --
0029350899          359          338,136.02                          769         423,000         423,000
0029350964          359          384,676.38           24             783         437,000         427,728
0029351517          359          404,748.27                          753         529,000         525,000
0029352119          359          567,609.11                          769         715,000         710,000
0029359585          359          309,381.49                          734         410,000         387,000
0029359726          359          435,707.46                          733         545,000         545,000
0029359759          358          298,437.31           24             753         335,000         332,085
0029359833          359          489,263.06                          685         612,500         612,500
0029359874          359          329,373.17                          703         440,000         412,600
0029360617          359          379,688.52                          740         475,000         475,000
0029361110          358          303,736.74                          658         381,000         380,170
0029361318          358          311,447.07                          782         390,000         389,900
0029361409          358          279,536.81                          777         368,000            --
0029361631          359          431,717.41           12             686         480,000         480,000
0029367935          357          327,268.45                          785         425,000         409,950
0029368693          356          323,185.97                          670         540,000            --
0029368776          358          407,503.91                          729         670,000            --
0029368867          358          649,079.51                          720         852,500         852,478
0029368933          358          279,603.47                          757         350,000         350,000
0029368982          358          427,393.90                          768         538,000         537,846
0029369006          355          333,920.94                          670         420,000         418,729
0029369014          358          364,456.54                          649         462,000            --
0029369121          357          333,687.36                          742         420,000         418,000
0029369220          358          391,458.68                          645         490,000            --
0029369337          358          455,370.30                          769         570,000         570,000
0029369360          358          367,491.82                          743         460,000            --
0029369402          358          405,356.52                          657         521,000            --
0029369477          358          299,616.09                          727         380,000         375,000
0029371788          358          591,367.52                          771       1,100,000            --
0029371820          357          428,130.66                          778         644,000         644,000
0029371895          358          319,600.81                          715         400,000            --
0029371929          358          284,406.71                          640         356,000            --
0029371937          357          424,459.71                          708         610,000            --
0029372034          358          499,291.93                          756       1,200,000       1,150,000
0029372257          358          351,449.66                          734         460,000         439,900
0029372299          357          437,442.03                          720         551,000         548,000
0029372430          358          359,490.19                          680         450,000            --
0029372588          355          538,382.83                          745         675,000            --
0029372638          357          424,138.78                          771         540,000         531,309
0029372661          357          312,964.51                          680         393,000         392,060
0029372760          358          373,738.10                          712         470,000         467,802
0029374329          357          279,931.60           01             689         333,000            --
0029374790          358          291,596.77                          655         365,000            --
0029375045          358          611,175.98                          785         765,000         765,000
0029375185          356          374,008.77                          729         470,000            --
0029375276          358          369,514.30           06             659         450,000         450,000
0029375581          357          398,269.69                          649         515,000            --
0029375748          358          478,338.53                          790         625,000            --
0029375789          358          311,535.45                          777         390,000         390,000
0029375920          358          373,576.32                          805         468,000            --
0029375961          358          629,411.45                          760         800,000         787,976
0029376068          358          371,499.12                          748         465,000         465,000
0029376134          358          333,103.29                          750         421,000         417,000
0029376159          358          323,491.24                          765         405,000         404,950
0029376191          356          398,915.65                          756         816,500            --
0029376258          358          289,599.53                          792         442,500         442,500
0029376282          358          339,530.48                          702         570,000            --
0029376290          358          649,056.11                          742       1,250,000       1,250,000
0029376324          358          315,563.63                          740         395,000            --
0029376373          358          351,513.91                          758         450,000         440,000
0029376399          358          275,609.14                          649         345,000            --
0029376423          358          363,509.89                          773         455,000            --
0029376449          358          299,564.35                          708         375,000         375,000
0029376472          358          399,461.43                          713         505,000            --
0029376498          358          311,569.15                          698         390,000            --
0029381837          359          468,451.10                          754         625,000            --
0029399938          331          278,496.78           12             661         300,000         300,000
0029400140          322          303,655.85                          678         435,000         435,000
0029400207          318          272,349.91                          725         450,000         410,500
0029400231          323          600,847.46                          770         830,000         765,408
0029400397          324          361,427.88                          720         550,000            --
0029407947          329          279,999.58           12             754         317,000            --
0029408242          339          286,915.95                          744         375,000         365,000
0029408275          327          276,381.17                          793         385,000            --
0029408291          329          330,174.42           12             734         379,000         373,352
0029408317          326          282,659.65           12             638         323,000         320,500
0029408358          333          437,759.21           12             623         500,000         502,000
0029408416          320          536,293.54                          772         775,000         767,745
0029411667          359          350,182.21                          693         438,000            --
6001485405          360          912,000.00                          798       1,150,000       1,140,000
6002530282          360          384,000.00                          781         715,000            --
6010500186          359          458,160.40                          754         575,000         573,205
6016180199          360          364,500.00           13             693         415,000         405,000
6019568275          360          339,200.00                          744         425,000         424,000
6020405822          360          381,100.00                          649         476,500         476,426
6021024002          359          479,652.58                          782         600,000         600,000
6022146531          359          490,670.54                          621         615,000            --
6026554433          359          499,647.10                          689         750,000            --
6034730165          359          499,547.17                          634         640,000         636,000
6035258893          359          370,231.84                          783         498,000         495,000
6038566185          359          535,631.12                          732         800,000            --
6042094802          359          636,561.61                          700         910,000            --
6045892491          359          418,112.05                          692         523,000            --
6049444844          355          410,668.21                          600         515,000         515,000
6051713573          360          388,000.00                          752         485,000         485,000
6055018656          360          360,000.00                          793         985,000            --
6056138230          360          580,000.00                          759         750,000         725,000
6056667436          360          460,000.00                          675         575,000         575,000
6058049807          359          385,327.84                          703         482,000         482,000
6060295828          360          315,000.00                          678         420,000         420,000
6060559058          360          284,900.00           01             637         300,500         299,900
6061684764          359          742,549.89                          720       1,200,000            --
6062621500          360          438,000.00                          770         745,000            --
6064999250          359          749,509.40                          760       1,550,000            --
6065990407          359          526,246.66                          703         750,000            --
6066273357          359          479,677.92                          678         600,000         600,000
6066542363          360          650,000.00                          777       1,400,000            --
6071009598          358          599,232.17                          775         750,000         750,000
6077793781          360          488,000.00                          789         610,000         610,000
6079404379          360          468,000.00                          697         585,000         585,000
6082339992          360          436,000.00                          791         545,000         545,000
6082669844          359          503,653.15                          707         630,000         630,000
6087181761          359          387,726.15                          730         490,000         485,000
6091324621          359          379,717.98                          779         493,000         493,000
6102231997          360          400,000.00           12             696         458,350         458,350
6103829716          359          559,594.68                          719       1,050,000            --
6107627470          359          649,541.24                          784       1,550,000            --
6110342695          359          349,752.97                          792         650,000            --
6120608630          359          409,703.25                          746         589,000         589,000
6121737800          360          365,000.00                          719         610,000            --
6122915538          360          529,000.00                          777         800,000         799,000
6122990911          360          390,000.00                          711         520,000            --
6126324638          359          539,763.12                          773         675,500         675,205
6126449591          359          497,239.84                          692         640,000         622,000
6129894611          360          374,000.00                          682         478,930            --
6133548005          360          285,000.00                          754         360,000            --
6135458047          360          462,000.00                          760         590,000         577,500
6139515875          360          341,500.00                          767         427,000         426,892
6142075586          359          374,735.33                          692         600,000            --
6142732624          360          598,490.00                          739         750,000         748,105
6143894605          360          417,001.00                          774         935,000            --
6147072406          360          408,000.00                          743         510,000         510,000
6153657223          359          363,761.89                          696         455,000            --
6157404333          360          363,000.00                          734         640,000            --
6159171799          359          369,732.20                          754         770,000         770,000
6162863820          360          483,000.00                          622         625,000            --
6165417665          359          508,412.84                          649         975,000            --
6170344433          356          534,583.20                          639         670,000         670,000
6171695478          360          489,600.00                          788         630,000         630,000
6172310465          360          345,600.00           01             744         385,000         384,000
6173905651          360          305,000.00                          754       1,350,000       1,350,000
6174217585          359          361,331.63                          749         455,000         452,000
6175512679          359          718,529.67                          705       1,580,000            --
6182393527          359          310,757.39                          716         725,000            --
6182973195          359          478,176.26                          695         600,000         598,142
6183072856          359          423,708.20                          636         785,000            --
6183595856          359          540,418.31                          744       1,040,000       1,037,000
6185918114          359          475,688.63                          699         595,000            --
6196490921          359          344,250.66                          691         590,000            --
6199035939          360          292,000.00                          774         365,000         365,000
6199178085          359          344,743.95                          681         500,000            --
6213123851          359          591,592.58                          712         775,000            --
6214871789          360          396,000.00                          701         495,000            --
6216597523          360          378,900.00                          737         895,000            --
6218277637          359          284,798.85                          676         385,000         375,000
6220939505          359          439,726.51                          740         630,000            --
6222741933          360          365,000.00                          759         665,000         665,000
6222889039          359          582,598.78                          759         900,000            --
6224351939          359          411,723.55                          763         520,000         515,000
6226280995          359          449,690.31                          760         675,000            --
6226507629          359          619,573.31                          776         775,000            --
6231254837          360          644,000.00                          724         805,000            --
6236603327          360          300,000.00                          801         900,000            --
6244551443          360          400,000.00                          762         522,000            --
6245444523          359          999,257.85                          697       3,000,000       2,975,000
6245819054          360          380,000.00                          792         513,923         497,490
6247335950          359          325,575.78                          707         410,000            --
6249604742          360          519,900.00                          746         660,000            --
6251164601          359          443,686.62                          738         555,000         555,000
6258529855          359          289,890.03                          729         386,800         386,800
6260603029          360          361,000.00                          746         455,000            --
6261430273          360          420,000.00                          764         600,000            --
6266024618          360          445,000.00                          760         675,000            --
6266673539          357          319,399.11                          775         400,000         400,000
6269454770          359          969,427.31                          740       1,640,000            --
6270192716          360          385,200.00                          669         485,000         484,757
6273494549          359          423,030.07                          782       2,350,000            --
6275955794          360          700,000.00                          725       4,100,000            --
6277458912          360          375,000.00                          723       2,300,000            --
6277475486          359          313,384.18                          781         392,000         392,000
6283992979          359          479,561.28                          710         600,000         599,900
6284784326          359          359,370.69           13             745         400,000         400,000
6285550288          360          306,000.00                          793         430,000            --
6287450800          360          349,000.00                          718         450,000         449,000
6290200218          360          488,000.00                          715         610,000         610,000
6296322685          359          304,784.73                          720         390,000         390,000
6296841775          359          423,693.12                          741         530,000         565,000
6301349038          360          375,000.00                          700         590,000            --
6302360273          359          290,911.00                          724         405,000            --
6315658804          359          391,723.33                          708         490,000         490,000
6316316717          360          920,000.00                          720       1,150,000            --
6322036978          359          508,489.98                          725         636,200         636,231
6323358645          359          419,703.56                          781         600,000            --
6324290011          359          377,733.21                          715       1,000,000            --
6325424957          360          324,000.00                          718         416,000         405,000
6326217327          360          295,750.00                          774         423,000         422,603
6326749048          360          300,000.00                          773         400,000            --
6332772943          359          351,751.55                          782         450,000         440,000
6332932364          360          296,000.00                          780         370,000         370,000
6333538368          360          400,000.00                          786         775,000            --
6336847998          359          474,664.75                          759       1,000,000            --
6338620377          360          798,000.00                          696       1,700,000            --
6339756824          359          577,202.49                          713         725,000         722,000
6348868495          359          443,653.63                          675         557,000            --
6354210889          359          487,655.57                          734         720,000            --
6354289776          359          604,594.05                          661         950,000            --
6359113476          359          423,450.92                          679         565,000         565,000
6360462615          360          305,400.00           06             632         340,000            --
6360762543          360          506,800.00                          750         634,000         633,525
6361312629          360          400,000.00                          765         700,000            --
6364895216          356          279,221.58                          000         358,000         350,000
6365210746          359          999,311.80                          769       1,500,000       1,450,000
6365510814          360          344,000.00                          691         432,000         430,000
6367048649          359          749,470.65                          771       1,330,000            --
6372712205          359          559,594.68                          781         700,000            --
6373765046          360          384,000.00                          760         480,000         480,000
6374619960          359          351,751.55                          722         450,000         440,000
6385661142          359          393,921.77           13             738         446,000         438,000
6395312983          360          382,500.00           12             672         425,000         425,000
6396729706          359          429,704.08                          670         750,000         750,000
6397952364          360          480,000.00                          779         705,000            --
6399291837          359          343,677.26                          771         430,000         429,900
6404898022          360          592,000.00                          695         745,000         745,000
6405675528          357          297,739.94                          635         600,000         600,000
6406509593          299          324,614.41                          671         900,000            --
6407975660          360          504,000.00                          775         630,000         630,000
6410215500          360          360,000.00                          768         650,000            --
6415952388          359          411,694.23                          783         520,000         515,000
6417381503          360          357,600.00                          784         449,000         447,000
6418610959          240          337,500.00                          682         450,000            --
6419816985          360          351,000.00                          759         485,000            --
6420471671          360          329,000.00                          790         479,000         479,000
6421334621          360          340,000.00                          762         600,000            --
6422761509          359          491,652.75                          764         615,000         615,000
6425310841          359          347,754.38                          680         435,000         435,000
6425675599          359          389,710.56                          747         635,000         630,000
6433474373          359          433,701.32                          660         580,000            --
6435755530          360          306,000.00                          694         780,000            --
6438697424          359          649,552.67                          729       1,075,000            --
6441888721          359          492,443.32                          642         616,000         616,000
6444185075          359          387,758.83                          683         485,000         485,000
6444998394          360          303,000.00                          679         485,000            --
6445248104          360          336,000.00                          694         430,000         420,000
6445481630          359          629,544.02                          752         910,000         840,000
6450794398          359          311,261.54                          636         403,000            --
6451301896          359          367,733.64                          681         460,000         460,000
6453239870          360          464,000.00                          693         580,000         580,000
6458194948          360          300,000.00                          759         428,000         421,000
6458310064          359          531,624.51                          728         665,000            --
6462201200          359          434,692.98                          716         580,000            --
6465240338          359          439,697.19                          689         550,000         550,000
6477291188          360          395,980.00                          760         495,000         494,975
6477956251          359          333,514.44                          752         445,000         445,000
6481014527          360          372,800.00                          779         466,000         466,000
6481397872          359          599,576.52                          635         750,000            --
6489467545          360          368,000.00                          674         480,000            --
6499176680          360          325,000.00                          748         427,000         420,000
6508845317          359          322,860.21                          714         404,000         403,900
6510593186          360          454,933.00                          626         650,000            --
6512449791          359          288,556.25                          652         385,000            --
6512566867          359          474,673.11                          720         695,000            --
6515362397          360          498,000.00                          714         625,000            --
6519815051          359          293,792.49           12             736         315,000         310,000
6520073518          360          500,000.00                          743         855,000         855,000
6521608031          360          332,000.00                          699         415,000         415,000
6522547642          359          595,589.83                          767       2,500,000            --
6523547500          360          320,000.00                          728         693,000         690,000
6523809223          360          345,000.00                          734         460,000            --
6524298335          359          999,345.85                          729       3,040,000            --
6527220732          359          331,260.07                          676         442,000            --
6529368661          359          389,731.60                          726         560,000            --
6531169628          359          413,715.09                          776         715,000            --
6534866873          360          350,000.00                          753         536,000            --
6535637372          359          649,541.24                          748         950,000            --
6535893629          360          559,920.00                          781         730,000         699,900
6537962752          359          527,627.34                          741         660,000         660,000
6542841355          359          394,314.39                          767         500,000            --
6547469889          359          367,227.26                          768         530,000         525,000
6552542422          359          398,111.64                          678         498,000         498,000
6553214146          357          491,850.75           13             712         550,000         547,577
6565368443          359          467,669.69                          698         685,000            --
6570585593          359          539,655.66                          771         675,000         675,000
6571390597          360          352,000.00                          732         445,000         440,000
6571447793          359          369,475.59           06             708         435,000         435,000
6575918104          359          328,174.00           06             666         365,000         365,000
6578663509          360          575,000.00                          787         800,000            --
6579923803          359          399,717.68                          711         500,000            --
6580792346          359          374,735.33                          800         518,000            --
6584688664          360          371,800.00                          641         495,000            --
6584821745          360          547,500.00                          761         730,000         730,000
6586322684          360          393,750.00                          794         550,000         525,000
6586503523          359          445,669.00                          799         875,000         769,900
6587656932          359          419,672.35                          777         525,000         525,000
6589456752          360          418,000.00                          759         640,000            --
6592785148          360          520,000.00                          757         655,000         650,000
6598966395          359          584,087.47                          780         835,000         835,000
6613928669          359          414,728.53                          696         550,000            --
6614599303          360          351,200.00                          725         440,000         439,000
6617966137          360          360,000.00                          675         480,000            --
6621620514          360          432,000.00                          701         540,000            --
6627875567          360          308,000.00                          673         405,000            --
6632109358          360          400,000.00                          762         500,000         500,000
6633564049          359          599,587.08                          746         800,000            --
6636086958          359          379,717.98                          678         520,000            --
6637758662          359          516,625.80                          743         648,000         647,052
6639898276          359          503,262.09                          623         645,000         629,500
6639903845          360          399,000.00                          777         535,000            --
6640687239          359          999,329.02                          710       1,500,000       1,450,000
6642391558          359          359,752.25                          723         450,000         450,000
6645863041          359          359,732.82                          758         450,000         450,000
6646528932          360          296,000.00                          767         370,000         370,000
6648120332          359          292,571.36                          729         370,000         365,973
6648230115          359          559,594.68                          771         700,000         700,000
6656619076          360          385,000.00                          733         640,000         635,000
6658099319          359          318,541.49                          731         425,000            --
6658253577          360          600,000.00                          706       1,700,000       1,600,000
6661670973          360          959,900.00                          779       1,476,800       1,476,800
6663368311          359          581,589.23                          702         743,000            --
6663660659          360          308,700.00                          683         386,000         385,875
6666379091          360          320,000.00                          786         500,000            --
6668219600          359          327,756.57                          785         410,000         410,000
6671672332          360          316,000.00                          702         400,000         395,000
6676741421          360          600,000.00                          768         852,000            --
6678046191          359          307,782.61                          737         385,000         385,000
6685181619          355          318,482.33                          000         400,000         400,000
6685801752          359          398,903.73                          689         499,000         499,000
6686938157          359          299,793.54                          701         450,000            --
6688441358          359          335,762.85                          733         420,000         420,000
6689868997          359          399,703.14                          788         520,000         520,000
6690596561          360          328,000.00                          735         410,000            --
6694160042          359          444,708.90                          671         595,000            --
6697617154          359          299,798.70                          801         725,000         724,920
6697942305          359          649,541.24                          757       1,145,000            --
6700630384          360          975,000.00                          760       1,450,000       1,450,000
6704111290          359          384,760.70                          799         550,000         555,000
6713529060          359          479,686.01                          642         600,000         600,000
6714998942          359          999,293.21                          788       2,475,000       2,454,669
6717274978          359          459,675.33                          790         590,000         575,000
6720801239          360          320,000.00                          765         410,000         400,000
6723641194          359          644,089.02                          731         925,000            --
6725791658          360          409,500.00                          675         595,000            --
6728825578          359          280,829.77           13             709         371,000         312,726
6733949942          359          418,112.05                          727         530,000         523,000
6738358164          359          385,234.69                          730         519,000         484,225
6741394800          359          429,696.50                          774         620,000            --
6741761669          360          352,500.00                          683         470,000            --
6742867580          359          381,750.12                          756         675,000            --
6745209988          359          427,705.45                          688         600,000            --
6745429438          360          400,000.00                          710         540,000            --
6745791845          360          320,000.00                          779         420,000            --
6750587641          359          999,294.20                          688       2,500,000            --
6750992692          359          359,745.91                          757         450,000         450,000
6761090536          360          360,000.00                          681         475,000         450,000
6764211915          359          649,541.24                          644       1,029,000            --
6765316358          360          432,000.00                          716         540,000            --
6767616359          359          424,700.03                          765         765,000         765,000
6768128974          359          343,757.21                          739         430,000         430,000
6776527480          360          362,000.00                          784         470,000            --
6781319311          360          435,000.00                          796         590,000            --
6782571670          359          449,682.39                          647         570,000         569,880
6784219344          359          399,717.68                          801         500,000         500,000
6785787273          359          316,970.41                          757         397,000         396,500
6787794301          360          344,000.00                          762         430,000            --
6792239136          360          330,000.00                          754         460,000         438,397
6796491998          359          307,288.38                          709         410,000            --
6797459127          359          441,480.23                          690         553,000         552,273
6798938368          359          303,779.97                          672         380,000         380,000
6799500811          360          375,000.00                          744         500,000            --
6799554396          359          286,954.83                          770         360,000         359,000
6806251739          359          314,783.22                          674         430,000            --
6807054447          359          449,666.03                          779       1,100,000       1,050,000
6810294089          359          321,783.94                          775         403,000         402,500
6811078317          359          399,724.72                          765         940,000            --
6817604462          359          487,655.57                          798         610,000         610,000
6818931914          359          909,373.74                          685       1,300,000       1,300,000
6822899487          360          341,600.00                          656         470,000         427,000
6824197211          360          424,000.00                          802         530,000         530,000
6824549346          359          374,728.58                          747         540,000         540,000
6838860747          360          361,000.00                          737         460,000            --
6839942692          359          619,062.76                          695         775,000            --
6841616060          359          400,210.12                          690         500,700         500,680
6842776731          359          649,574.80                          677       1,200,000            --
6844538816          360          399,200.00                          771         500,000         499,000
6845821518          359          400,702.39                          000         601,000         601,000
6846982798          359          399,717.68                          625         585,000         575,000
6859097260          360          432,000.00                          749         540,000            --
6859801844          359          311,774.18                          768         390,000            --
6861666052          360          378,750.00                          682         505,000            --
6862833479          359          649,541.24                          672         978,707         978,706
6870672034          360          423,750.00                          726         600,000         565,000
6870689376          359          340,805.30                          741         435,000         426,300
6870980791          359          974,239.41                          730       2,150,000            --
6871480817          360          382,000.00                          775         480,000         477,500
6876939213          360          650,000.00                          766       2,800,000            --
6879828397          359          599,565.73                          683         750,000            --
6879929906          360          536,000.00                          718         670,000         670,000
6880774788          360          450,000.00                          741         715,000            --
6886621736          360          316,000.00                          669         395,000         395,000
6887704457          360          381,500.00                          656         545,000            --
6888482020          359          427,705.45                          793         700,000            --
6895233432          360          400,000.00                          751         500,000         500,000
6899317520          359          295,791.08                          759         370,000            --
6901623428          360          498,000.00                          706         642,000            --
6903041496          359          324,758.80                          778         415,000         406,372
6903248976          359          373,722.43                          636         469,000         467,500
6905089345          359          349,752.97                          737         450,000         450,000
6907419862          359          399,724.72                          787         560,000         560,000
6910307369          359          393,249.07                          671         525,000         565,000
6913792609          359          489,671.22                          647         950,000         950,000
6915634056          359          831,427.42                          646       1,700,000            --
6917883933          360          308,000.00                          766         400,000         385,000
6918303394          359          379,731.80                          705         650,000            --
6920661185          360          340,000.00                          710         425,000         425,000
6920766893          359          480,401.17                          675         618,000         600,959
6924926873          360          400,000.00                          678         500,000         500,000
6925171594          360          352,000.00                          688         480,000            --
6927640398          359          311,779.79                          768         401,000            --
6931400946          359          314,283.56           06             688         370,000         370,000
6932375519          360          320,000.00                          730         400,000         400,000
6932446781          360          375,000.00                          711         500,000            --
6933411149          360          580,000.00                          739         950,000            --
6935655495          359          327,656.65                          778         410,000         409,900
6937832712          359          301,281.78           12             708         335,000         335,000
6937895768          360          441,000.00           13             764         495,000         490,000
6938948749          359          435,684.43                          765         575,000            --
6939369697          359          329,718.61           12             730         369,000         366,600
6939388820          359          386,340.59                          677         600,000            --
6941057140          359          349,733.67                          679         470,000            --
6942683845          359          352,038.54                          758         441,000         440,390
6944756169          360          600,000.00                          681       1,100,000         900,000
6948973349          359          431,695.09                          796         540,000         540,000
6950080009          359          450,639.65                          753         565,950         565,950
6950288412          359          295,966.18           12             646         312,000         311,758
6965388892          360          400,000.00                          768         615,000         576,380
6973870592          360          342,188.00                          759         428,000         427,735
6975383958          359          354,749.44                          732         475,000            --
6975669331          359          379,717.98                          695         475,000         475,000
6980335753          360          650,000.00                          723         929,000            --
6982359538          359          309,781.20                          697         425,000            --
6982766179          359          649,505.40                          757         875,000         875,000
6987201776          360          630,000.00                          726         840,000            --
6987592315          359          649,552.67                          769       1,450,000            --
6991857852          359          343,757.21                          699         430,000         430,000
6992943909          359          412,558.61                          702         516,500         516,117
6995064950          359          350,752.27           06             770         390,000         390,000
6997032971          360          650,000.00                          701         940,000            --
6997193922          360          368,350.00                          789         465,000         460,443
6998610098          360          448,000.00                          777         640,000            --

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]

To:   The Bank of New York
      101 Barclay Street - 12 E
      New York, New York 10286
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated March 27, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

____  1.    Mortgage Paid in Full

____  2.    Foreclosure

____  3.    Substitution

____  4.    Other Liquidation

____  5.    Nonliquidation                      Reason: ___________________

                                    By:______________________________________
                                          (authorized signer of Bank of
                                          America Mortgage Securities, Inc.)

                                    Issuer:___________________________________
                                    Address:__________________________________

                                    Date:_____________________________________

Custodian

The Bank of New York

Please acknowledge the execution of the above request by your signature and date below:

__________________________________  _______________
Signature   Date

Documents returned to Custodian:

___________________________________ ________________
Custodian   Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                                     [Date]

      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated March 27, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.

                              [_______________],

                              By:  _____________________________________
                              Name:  ___________________________________
                              Title:  __________________________________

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re:   Bank of America Mortgage Securities, Inc., Mortgage
            Pass-Through Certificates, Series 2001-3, Class ___, having an initial aggregate Certificate Balance as of March 27, 2001 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated March 27, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                    Very truly yours,

                                    ____________________________________________
                                    (Transferor)

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re:   Bank of America Mortgage Securities, Inc., Mortgage
            Pass-Through Certificates, Series 2001-3, Class ___, having an initial aggregate Certificate Balance as of March 27, 2001 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated March 27, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    ____________________________________________
                                    (Transferor)

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    ____________________________________________
                                    (Nominee)

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                                         ANNEX 1 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

--------
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____        Will the Transferee be purchasing the
            Yes   No          Transferred Certificates only
                              for the Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                    ____________________________________________
                                    Print Name of Transferee

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________
                                    Date:_______________________________________

                                                         ANNEX 2 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only
                                 for the Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                    ____________________________________________
                                    Print Name of Transferee or Adviser

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    IF AN ADVISER:

                                    ____________________________________________
                                    Print Name of Transferee

                                    By:_________________________________________
                                    Date:_______________________________________

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE

                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street-12 E
New York, New York 10286

      Re:   Bank of America Mortgage Securities, Inc., Mortgage
            Pass-Through Certificates, Series 2001-3, Class ___, having an initial aggregate Certificate Principal
            Balance as of March 27, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated March 27, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    ____________________________________________
                                    (Transferee)

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________
                                    Date:_______________________________________



                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    ____________________________________________
                                    (Nominee)

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re:   Bank of America Mortgage Securities, Inc., Mortgage
            Pass-Through Certificates, Series 2001-3, Class ___, having an initial aggregate Certificate Principal
            Balance as of March 27, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to [_______________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated March 27, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    ____________________________________________
                                    (Transferee)

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________
                                    Date:_______________________________________

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                  Series 2001-3

STATE OF               )
                       )  ss:
COUNTY OF              )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated March 27, 2001, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Certificate or cause the Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

      9. The Transferee's taxpayer identification number is __________________.

      10. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      11. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Certificate as such taxes become due.


      12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                    * * *



      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.

                                    __________________________________________
                                    Print Name of Transferee

                                    By:_______________________________________
                                       Name:
                                       Title:

      Personally appeared before me the above-named
______________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of ________________, ____


                                    ____________________________________________
                                                  NOTARY PUBLIC

                                    My Commission expires the ____ day of
                                    ______________, ____

                                    EXHIBIT J

                     CONTENTS OF THE SERVICER MORTGAGE FILE

1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6.    Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K
                       FORM OF SPECIAL SERVICING AGREEMENT

            This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor ").

                              PRELIMINARY STATEMENT

            _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

            The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01. Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

            Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

            Loss Mitigation Advisor: ______________.

            Purchaser: _______________________, or the holder of record of the Class B Certificates.

            Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

            Section 1.02. Definitions Incorporated by Reference.

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01. Reports and Notices.

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

                  (i) The Servicer shall within five Business Days after each
             Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent,
             (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

                  (ii) Prior to a Delay of Foreclosure in connection with any
             Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

                  (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

                  (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

                  (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

                  (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

                  (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

            (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii),
(a)(iii) or (a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

            (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

            (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

            Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

            (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

            (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

            (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

            (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

            Section 2.03. Termination.

            (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

            (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

            (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

            Section 3.01. Amendment.

            This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

            Section 3.02. Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 3.03. Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 3.04. Notices.

            All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

            (a) in the case of the Servicer,

                  Bank of America, N.A.
                  201 North Tryon Street
                  Charlotte, North Carolina  28255
                  Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

            (b)  in the case of the Loss Mitigation Advisor,

                  _______________________

            (c)  in the case of the Purchaser:

                  _______________________

            Section 3.05. Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 3.06. Successors and Assigns.

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

            (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

            Section 3.07. Article and Section Headings.

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 3.08. Confidentiality.

            The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

            The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

            Section 3.09. Independent Contractor.

            In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

            IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                          Bank of America, N.A.

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                          Loss Mitigation Advisor
                                          ______________________________________

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                    PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.

                                          Purchaser

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                    EXHIBIT L

                           LIST OF RECORDATION STATES

1.    Florida

2.    Maryland